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                             STANDARD COMMERCIAL LEASE


                                SECTION 1 - PARTIES

Thomas J. Flatley d/b/a The Flatley Company, LESSOR, which expression shall include their heirs, successors and assigns where the context so admits, does hereby lease to IntelliLink, Inc., LESSEE.


                                SECTION 2 - PREMISES

LESSEE, which expression shall include its successors, executors, administrators and assigns where the context so admits, does hereby lease the following described Premises: Suite Number 0006 on the lower level of Nashua Office Park, One Tara Boulevard, Nashua, NH 03062, consisting of approximately 717 square feet of space as outlined on Exhibit "A" of this Lease, which also includes a 15% common area factor, together with the right to use in common, with others entitled thereto, the hallways, stairways and elevators, necessary for access to said Premises and lavatories nearest thereto.

                                  SECTION 3 - TERM

The term of this Lease shall be for two (2) years, commencing on March 15, 1992, or the Commencement Date (defined below), whichever is later, and terminating two (2) years immediately thereafter, unless sooner terminated as herein provided.

                            SECTION 4 - COMMENCEMENT DATE

The Commencement Date of the term of this Lease shall be the earlier of (a) the day following the date on which the Premises are ready for occupancy, or
(b) the day LESSEE takes occupancy of the Premises. The Premises shall be deemed ready for occupancy on the first day as of which LESSOR'S work has been completed except for items of work (and, if applicable, adjustment and fixtures) which can be completed after occupancy has been taken, without causing undue interference with LESSEE'S use of the Premises (i.e., so-called "punch list" items) and LESSEE has been given notice thereof. LESSOR shall complete as soon as conditions permit, all "punch list" items and LESSEE shall afford LESSOR access to the Premises for such purposes.

Notwithstanding the foregoing, if LESSEE'S personnel shall occupy all or any part of the Premises for the conduct of its business prior to the Commencement Date as determined pursuant to the preceding paragraph, such date of occupancy shall, for all intents and purposes of this Lease, be the Commencement Date.

LESSOR and LESSEE agree to execute a Supplemental Agreement setting forth the actual Occupancy and Term Dates, once the same have been established.

                                  SECTION 5 - RENT

The LESSEE agrees to pay to LESSOR, without deduction or offset, rent at the rate of SIX THOUSAND FOUR HUNDRED FIFTY-THREE AND 00/100 ($6,453.00) Dollars annually, payable in advance on the first day of each month, in equal monthly installments of FIVE HUNDRED THIRTY-SEVEN AND 75/100 ($537.75) Dollars, and at that rate for any fraction of a month at the beginning of the term.

                         SECTION 5A - RENT COMMENCEMENT DATE

The payment of rental shall commence on the Commencement Date.

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                           SECTION 6 - ABATEMENT OF RENT

It is understood and agreed that if for any reason whatsoever, the LESSOR does not deliver possession of the Premises according to the terms of this Lease, the rent shall be abated until such date as possession of the Premises is rendered by the LESSOR. In no event shall the LESSOR, its agents or employees be liable in damages for failure to deliver possession under the terms of this Lease, except for willful failure to do so.

                            SECTION 7 - SECURITY DEPOSIT

Upon the execution of this Lease by LESSEE, LESSEE shall pay to LESSOR, the amount of FIVE HUNDRED THIRTY-SEVEN AND 75/100 ($537.75) Dollars, which shall be held as security for LESSEE'S performance as herein provided. Said Security Deposit shall be refunded to LESSEE at the end of this Lease, subject to LESSEE'S satisfactory compliance with the conditions herein contained and set forth.

                            SECTION B - ADDITIONAL RENT

In accordance with the following, LESSEE shall under the terms, conditions and provisions hereinafter provided, pay to LESSOR as additional rent, the following:

                                 REAL ESTATE TAXES

     1. If real estate taxes upon the land and buildings (the "Property"), of which the Premises are a part, for any tax year exceed the real estate base tax amount, whether by reason of an increase in either the tax rate or the assessed valuation or both, LESSEE shall pay to LESSOR as additional rent within ten (10) days after billing therefor, an amount equal to the product of (a) such excess over the base taxes and (b) the following fraction:

                        Square Footage of Lessee's Premises
                    --------------------------------------------
                    Aggregate of All the Rentable Square Footage
           (whether or not rented or improved within the entire building)

     Effective April 1, 1993, LESSEE shall pay monthly, at the time when Rent payments are due hereunder, an amount equal to one-twelfth (1/12th) of the total of annual real estate taxes (as estimated by LESSOR) due from LESSEE to LESSOR pursuant to this Subsection 8.1. Promptly after the determination by any taxing authority of real estate taxes upon the Building for each tax year, LESSOR shall make a determination of the real estate taxes allocated to the Premises, and if the aforesaid payments theretofore made for such tax year by LESSEE exceed the real estate taxes allocated to the Premises, such overpayment shall be credited against the payments thereafter to be made by LESSEE pursuant to this paragraph; and if the real estate taxes allocated to the Premises for such tax year are greater than such payments theretofore made on account for such tax year, LESSEE shall within ten (10) days of written notice from the LESSOR make a suitable payment to LESSOR. Xerox copies of tax bills submitted by LESSOR with any such statement shall be conclusive evidence of the amount of real estate taxes charged, assessed or imposed. After the full assessment year, the initial monthly payment on account of the real estate taxes allocated to the Premises shall be replaced each year by a payment which is one-twelfth (1/12th) of the real estate taxes allocated to the Premises for the immediately preceding tax year.

     2. For the purposes of this clause, the term "Tax Year" shall mean the twelve month period commencing on April 1st (or any month as it may apply and/or change for the city, town or municipality tax period) immediately preceding the Commencement Date and each twelve month period thereafter during the term of this Lease.

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     3.   It is agreed by both parties that the Base Year as it applies to taxes for this Lease shall be April 1, 1992 - March 31, 1993.

     4. If any abatement, refund or rebate shall be subsequently made for any tax year, an appropriate adjustment shall be made in the amount payable from, or paid by LESSEE to LESSOR on account of said real estate taxes, after deducting the LESSOR'S expenses reasonably incurred in obtaining such abatement, refund or rebate and provided there is no existing default of LESSEE. The provisions of this subsection shall not, however, be applicable to the base tax assessment as originally levied.

     5. If some method or type of taxation replaces the current method of assessment of real estate taxes, or the type thereof, LESSEE agrees that it shall pay an equitable share of the same computation herein provided, to the end that LESSEE'S share thereof shall be to the maximum extent practicable, comparable to that which LESSEE would bear under the foregoing provisions.

     6. If a tax (other than a Federal or State net income tax) is assessed on account of the rents or other charges payable by LESSEE to the LESSOR under this Lease, LESSEE agrees to pay the same within ten (10) days after billing therefor, unless applicable law prohibits the payment of such tax by LESSEE. LESSOR shall have the same rights and remedies for non-payment by LESSEE of any such amounts due on account of such taxes as LESSOR has hereunder, for the failure of LESSEE to pay rent as provided for in Section 23 of this Lease.


                                 OPERATING EXPENSES

     7. The following is a list of all such items of operating expenditures as are within the meaning of "Operating Expenses" hereinafter set forth. If, in any calendar year of the term of this Lease, LESSOR'S Operating Expenses exceed Operating Expenses for the calendar year 1992, LESSEE shall after notice as hereinafter provided, pay to LESSOR as additional rent, an amount equal to (a) the product of such excess and (b) a fraction involving the same numerator and denominator as is provided for in Sub-section 8.1 of this Lease.

     8. The expression "Operating Expenses" as used herein, shall mean the aggregate cost or expenses reasonably incurred by LESSOR with respect to the operation, administration, cleaning, repair, maintenance and management of the Property, including without limitation, those items enumerated hereinafter. If during any portion of the calendar year for which Operating Expenses are being computed, less than 93% of the building's rentable area was occupied by tenants, actual Operating Expenses incurred shall be reasonably extrapolated by LESSOR on an item by item basis to the estimated operating expenses that would have been incurred if the building were at least 93% occupied for such year, and such extrapolated amounts shall for the purposes hereof, be deemed to be the Operating Expenses for such year.

     9. Effective January 1, 1993, LESSEE shall pay monthly, at the time when Rent payments are due hereunder, an amount equal to one-twelfth (1/12th) of the total annual Operating Expenses (as estimated by LESSOR) due from LESSEE to LESSOR pursuant to Subsection 8.7 of this Lease.
     Promptly after the end of each calendar year thereafter, LESSOR shall make a determination of LESSEE'S share of such Operating Expenses; and if the aforesaid payments theretofore made for such period by LESSEE exceed LESSEE'S share, such overpayment shall be credited against the payments thereafter to be made by LESSEE pursuant to this Paragraph;
     and if LESSEE'S share is greater than such payments theretofore made on account for such period, LESSEE shall within thirty (30) days of written notice from the LESSOR make a suitable payment to LESSOR.

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     The initial monthly payment on account of the Operating Expense Charge shall be replaced after LESSOR'S determination of LESSEE'S share thereof for the preceding accounting period by a payment which is one-twelfth (1/12th) of LESSEE'S actual share thereof for the immediately preceding period, with adjustments as appropriate where such preceding period is less than a full twelve-month period. LESSOR shall have the same rights and remedies for non-payment by LESSEE of any such amounts due on account of such Operating Expenses as LESSOR has hereunder, for the failure of LESSEE to pay rent as provided for in Section 23 of this Lease.

     10.  Without limitation, Operating Expenses shall include:

     a. All expenses incurred by LESSOR or LESSOR'S agents which shall be directly related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, worker's compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on LESSOR or LESSOR'S agents pursuant to any collective bargaining agreement for the services of employees of LESSOR or LESSOR'S agents in connection with the operation, repair, maintenance, cleaning, management and protection of the Property, and its mechanical systems including, without limitation, day and night supervisors, property manager, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers and personnel engaged in supervision of any of the persons mentioned above; provided that, if any such employee is also employed on other properties of LESSOR, such compensation shall be suitably prorated among the Property and such other properties.

     b. The cost of services, utilities, materials and supplies furnished or used in the operation, repair, maintenance, cleaning, management and protection of the Property.

     c. The cost of replacements for tools and other similar equipment used in the repair, maintenance, cleaning and protection of the Property; provided that, in the case of any such equipment used jointly on other properties of LESSOR, such costs shall be suitably prorated among the Property and such other properties.

     d. Where the Property is managed by LESSOR or an affiliate of LESSOR, a sum equal to the amounts customarily charged by management firms in the Nashua area for similar properties whether or not actually paid, or where otherwise managed, the amounts accrued for management, together with amounts accrued for legal and other professional fees relating to the Property, but excluding such fees and commissions paid in connection with services rendered for securing or renewing leases and for matters not related to the normal administration and operation of the building.

     e. Premiums for insurance against damage or loss to the building from such hazards as shall from time to time be generally required by institutional mortgagors in the Nashua area for similar properties, including, but not by way of limitation, insurance covering loss of rent attributable to any such hazards, and public liability insurance.

     f. Cost for electricity, water and sewer use charges, and other utilities supplied to the Property and not paid for directly by LESSEE.

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     g.   Betterment assessments, provided the same are apportioned equally over the longest period permitted by law.

     h. Amounts paid to independent contractors for services, materials and supplies furnished for the operation, repair, maintenance, cleaning and protection of the Property.

     i. Any capital expenditure made by LESSOR during the term of this Lease, the total cost of which is not properly includable in Operating Expenses for the operating year in which it was made, shall nevertheless be included in such Operating Expenses for the operating year in which it was made, and Operating Expenses for each succeeding operating year shall include the annual charge-off of such capital expenditure. Annual charge-off shall be determined by dividing the original capital expenditure plus an interest factor, reasonably determined by LESSOR, as being the interest rate then being charged for long-term mortgages by institutional lenders on "like" properties within the locality in which the building is located, by the number of years of useful life of the capital expenditure, and the useful life shall be determined reasonably by LESSOR in accordance with generally accepted accounting principles and practices in effect at the time of making such expenditure.


                                  SECTION 9 - USE

The LESSEE shall use the Premises only for the purpose of general offices.


                         SECTION 10 - COMPLIANCE WITH LAWS

The LESSEE acknowledges that no trade or occupation shall be conducted in the Premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the Premises is situated.


                            SECTION 11 - FIRE INSURANCE

The LESSEE shall not permit any use of the Premises which will make voidable any insurance on the Property of which the Premises are a part, or on the contents of said Property, which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall, on demand, reimburse the LESSOR and all other tenants, all extra insurance premiums caused by LESSEE'S misuse of the Premises.

                               SECTION 12 - UTILITIES

The LESSOR shall provide and shall pay for all LESSEE'S water and sewer use charges and reasonable heating and air-conditioning during the normal heating and cooling season between the hours of 8:00 A.M. and 6:00 P.M., during normal business days. The normal cooling season shall be from April 15th to October 1st of any given year. Normal business days are all days except Saturday, Sunday, New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving Day, Christmas Day (and the following day when any such day occurs on Sunday) and such other days as LESSOR presently or in the future recognizes as holidays for LESSOR'S general office staff. In addition, LESSOR agrees to furnish elevator service and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or to causes beyond


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LESSOR'S control.  If LESSEE shall require air-conditioning, heating or ventilation outside the hours and days above specified, LESSOR shall furnish such service and LESSEE shall pay therefor such charges as may from time to time be in effect. In the event LESSEE introduces into the Premises personnel or equipment which overloads the capacity of the building system or in any other way interferes with the system's ability to perform adequately its proper functions, supplementary systems may if and as needed at LESSOR'S option, be provided by LESSOR, at LESSEE'S expense.


                              SECTION 13 - ELECTRICAL

LESSOR shall purchase and receive electric current for the Premises directly from the public utility company serving the building and LESSEE shall permit LESSOR'S existing wires, risers, conduits and other electrical equipment of LESSOR to be used for such purposes. LESSOR shall not in any way be liable or responsible to LESSEE for any loss or damage or expense which LESSEE may sustain or incur if, during the term of this Lease, either the quantity or character of electric current is changed or electric current is no longer available or suitable for LESSEE'S requirements due to a factor or cause beyond LESSOR'S control. LESSOR at LESSEE'S expense, shall purchase and install all lamps, tubes, bulbs, starters and ballasts.

Section 13 of this Lease shall apply until such time as LESSOR separately meters LESSEE'S suite. Thereupon, LESSEE shall be responsible to purchase its own light and plug electric.


                          SECTION 14 - ADDITIONAL CHARGES

Should LESSEE fail to pay when due, any sums under this Lease designated as an additional charge, LESSOR shall have the same rights and remedies as LESSOR has hereunder, for failure to pay rent as provided for in Section 23 of this Lease.


                        SECTION 15 - MAINTENANCE OF PREMISES

The LESSEE agrees to maintain the Premises in the same condition as existed at the commencement of the term or as they may be improved during the term of this Lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the Premises are now in good order and the glass whole. The LESSEE shall not permit the Premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the Premises. LESSEE shall be responsible for the cost of repairs which may be made necessary by reason of damage to common areas in the building by LESSEE, LESSEE'S independent contractors, or LESSEE'S invitees. If repairs are required to be made by LESSEE pursuant to the terms hereof, LESSOR may demand that LESSEE make the same forthwith, and if LESSEE refuses or neglects to commence such repairs and complete the same with reasonable dispatch after such demand, LESSOR may (but shall not be required to) make or cause such repairs to be made and shall not be responsible to LESSEE for any loss or damage that may occur to LESSEE'S stock or business by reason thereof. If LESSOR makes or causes such repairs to be made, LESSEE agrees that LESSEE shall forthwith on demand, pay to LESSOR the cost thereof as an additional charge.


                            SECTION 16 - ALTERATIONS

The LESSEE shall not make any structural alterations or additions to the Premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE'S

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sole cost and expense and shall be of such quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the Premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work or any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.


                          SECTION 17 - LESSOR'S LIABILITY

LESSEE specifically agrees to look solely to LESSOR'S then equity interest in the Property at the time owned, for recovery of any judgment from LESSOR; it being specifically agreed that neither LESSOR (original or successor) nor anyone claiming under the LESSOR, shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to LESSEE.

LESSOR being self-insured for Comprehensive General Liability, LESSEE would look to LESSOR to maintain sufficient equity to satisfy its obligations not to exceed amounts equal to those required of LESSEE for such coverage and evidence of same.


                           SECTION 18 - LESSOR'S SERVICES

With respect to any services to be furnished by LESSOR to LESSEE, LESSOR shall in no event be liable for failure to furnish the same when prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any cause due to any act or neglect of LESSEE or LESSEE'S servants, agents, employees, licensees or any person claiming by, through or under LESSEE.


                                SECTION 19 - DAMAGES

In no event shall LESSOR ever be liable to LESSEE for any indirect or consequential damages suffered by LESSEE from whatever cause.


                     SECTION 20 - LESSEE'S LIABILITY INSURANCE

The LESSEE shall maintain with respect to the Premises and the Property of which the Premises are a part, comprehensive public liability insurance in the amounts of $1,000,000.00/$1,000,000.00, with property damage insurance in limits of $1,000,000.00, in responsible companies qualified to do business in New Hampshire and in good standing therein, insuring the LESSOR as well as the LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR, prior to the Commencement Date of the term of this Lease, certificates for such insurance, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each insured named therein.


                         SECTION 21 - INSURABLE DAMAGES

LESSOR shall not be liable for any damage insurable by LESSEE to LESSEE'S fixtures, merchandise or property regardless of cause and LESSEE hereby releases LESSOR from same. LESSEE shall not be liable for any damage insurable by LESSOR to the Premises, regardless of cause and LESSOR hereby releases LESSEE from same.


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                    SECTION 22 - FIRE, CASUALTY, EMINENT DOMAIN

Should a substantial portion of the Premises, or of the Property of which the Premises are a part, be damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this Lease. When such fire, casualty, or taking renders the Premises substantially unsuitable for LESSEE'S intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this Lease if: (a) the LESSOR fails to give written notice within ninety (90) days of its intention to restore the Premises, or (b) the LESSOR fails to restore the Premises to a condition substantially suitable for LESSEE'S intended use within one hundred twenty (120) days of said fire, casualty or taking. The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the Premises for any taking by eminent domain, except for damage to LESSEE'S fixtures, property or equipment.


                          SECTION 23 - DEFAULT, BANKRUPTCY

If at any time subsequent to the date of this Lease, any one or more of the following events (herein referred to as a default of LESSEE) shall occur: (a) LESSEE shall fail to pay the installment of rent, escalation charge or other charges hereunder when due, and such failure shall continue for three (3) full business days after notice has been given to LESSEE from LESSOR; (b) LESSEE shall default in the observance or performance of any other of the LESSEE'S covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after such notice thereof; (c) LESSEE shall be declared bankrupt or insolvent according to law; or (d) if any assignment shall be made of LESSEE'S property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the Premises, to declare the term of this Lease ended, and to remove the LESSEE'S effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the remainder of the term. If the LESSEE should default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any section of this Lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, any such sums paid or obligations incurred, shall accrue interest at the rate of eighteen percent (18%) per annum, and all costs shall be paid to the LESSOR by the LESSEE, as additional rent.

                                SECTION 24 - NOTICE

Any notice from the LESSOR to the LESSEE relating to the Premises or to the occupancy thereof, shall be deemed duly served if addressed to the LESSEE and left at the Premises, or if addressed to the LESSEE and mailed to the Premises by registered or certified mail, return receipt requested, postage prepaid.

Any notice from the LESSEE to the LESSOR relating to the Premises or to the occupancy thereof, shall be deemed duly served if mailed to the LESSOR at Braintree Hill Office Park, 50 Braintree Hill Park, Braintree, MA 02184, or to such other address as the LESSOR may from time to time advise in writing.


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                               SECTION 25 - SURRENDER

The LESSEE shall at the expiration or other termination of this Lease, remove all LESSEE'S goods and effects from the Premises (including without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside of the Premises). LESSEE shall deliver to LESSOR, the Premises and all keys, locks thereto and other fixtures connected therewith and all alterations and additions made to or upon the Premises, in the same condition as they were at the Commencement Date of the term of this Lease, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of LESSEE'S failure to remove any of LESSEE'S property from the Premises, LESSOR is hereby authorized without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.


                             SECTION 26 - HOLDING OVER

Any holding over by LESSEE after the expiration of the term of this Lease shall be treated as a daily Tenancy At Sufferance, at a rate equal to two (2) times the rent plus escalation charges and other charges herein provided (prorated on a daily basis) and shall otherwise be on the same terms and conditions as set forth in this Lease, where the same may be applicable.


                             SECTION 27 - RIGHT TO MOVE

The LESSOR reserves the right to move the LESSEE and if LESSOR so requests, LESSEE shall vacate the Premises and relinquish its right with respect to the same, provided that LESSOR provides to LESSEE, space within the complex commonly known as Nashua Office Park, Nashua, NH.

Such space shall be reasonably comparable in size, layout, finish and utility to the existing Premises, and further provided that LESSOR shall, at its sole cost and expense, move the LESSEE and its removable property from the Premises to such new space in such a manner as will minimize, to the greatest extent practicable, undue interference with the business or operations of LESSEE. Any such space shall from and after such relocation, be treated as the Premises demised under this Lease, and shall be occupied by LESSEE under the same terms, provisions and conditions as are set forth in this Lease.


                         SECTION 28 - RULES AND REGULATIONS

The LESSEE will observe and comply with the Rules and Regulations as attached hereto and made a part hereof, including revisions and additions as the LESSOR may from time to time institute.

                           SECTION 29 - NOT TO INVALIDATE

      If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to the extent be invalid or unenforceable, the remainder of this Lease, or the application of such term of provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected hereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.


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                            SECTION 30 - QUIET ENJOYMENT

LESSEE, subject to the terms and provisions of this Lease, on payment of the rent and escalation charges and observing, keeping and performing all of the other terms and provisions of this Lease on LESSEE'S part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the term hereof, without hindrance or ejection by any persons lawfully claiming under LESSOR to have title to the Premises superior to LESSOR.


                       SECTION 31 - ASSIGNMENT AND SUBLETTING

The LESSEE shall not assign or sublet the whole or any portion of the Premises without LESSOR'S prior written consent, which consent shall be at the sole discretion of LESSOR. Any increase in the rent resulting from the permitted subletting will be due and payable to the LESSOR. The foregoing restrictions shall not be applicable to any assignment of this Lease or a subletting of the Premises by LESSEE to a subsidiary wholly-owned by LESSEE, or controlling operation, the stock in which is wholly-owned by the stockholders of LESSEE. It shall be a condition of the validity of any assignment, whether with the consent of LESSOR or to a subsidiary or controlling corporation, that the assignee agrees directly with LESSOR, to be bound by all the obligations of LESSEE hereunder including, without limitation, the covenant against further assignment and subletting. No assignment or subletting shall relieve LESSEE from its obligations hereunder and LESSEE shall remain fully and primarily liable therefor. If this Lease shall be assigned, or if the Premises or any portion thereof shall be sublet or occupied by anyone other than LESSEE, LESSOR may, at any time and from time to time, collect rent and other charges from the assignee, sublessee or occupant, and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, sublessee or occupant as a lessee, or a release of LESSEE or any successor from obtaining the express consent in writing of LESSOR, to any further assignment or subletting. No assignment or subletting and no use of the Premises by a subsidiary wholly-owned by LESSEE or controlling corporation of LESSEE shall affect permitted uses.

Notwithstanding the provisions of the above, any proposed assignee or sublessee submitted to the LESSOR for approval must have the same or greater financial strength as LESSEE. If LESSEE shall request permission to assign this Lease or sublet the Premises or any part thereof to any person other than a subsidiary wholly-owned by LESSEE or controlling corporation, the stock of which is wholly-owned by the stockholders of LESSEE, LESSEE shall, together with such request for consent thereto, inform LESSOR of the rental and other amounts to be paid by such assignee or sublessee, the term of any subletting and the financial information required by LESSOR to make the determination required by the first sentence of this paragraph.

LESSOR shall have the right to terminate this Lease, provided that LESSOR shall exercise such right within forty-five (45) days of its receipt of LESSEE'S request for such consent and provided further, that LESSEE shall have the right to withdraw its request for such consent within fifteen
(15) days after its receipt of such notice from LESSOR, in which event such notice of termination shall become null and void. If this Lease shall be terminated pursuant to the provisions of the immediately preceding sentence, such termination shall become effective upon the last day of the calendar month next following LESSOR'S giving notice of termination. Upon LESSEE'S vacating the Premises in accordance with this Lease, LESSOR shall refund all unearned rent and other payments made by LESSEE.

                              SECTION 32 - SUBORDINATE

This Lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the Property of which the Premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this Lease to said mortgages, deeds of trust or other such instruments in the nature of mortgage, and LESSEE hereby appoints such holder as LESSEE'S attorney-in-fact to execute such subordination agreement upon default of LESSEE in complying with such holder's request.

                            SECTION 33 - LESSOR'S ACCESS

The LESSOR or agents of the LESSOR may, at reasonable times, enter to view the Premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the Premises to others, and at any time within three (3) months prior to the expiration of the term, may affix to any suitable part of the Premises a notice for letting or selling the Premises or Property of which the Premises are a part and keep the same so affixed without hindrance or molestation.


                     SECTION 34 - INDEMNIFICATION AND LIABILITY

The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by the use or escape of water or by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the Premises so leased, or by any nuisance made or suffered on the Premises, unless such loss is caused by the negligence of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the Premises shall be the LESSOR'S responsibility.


                             SECTION 35 - LESSEE'S RISK

To the maximum extent this agreement may be made effective according to law, LESSEE agrees to use and occupy the Premises and to use such other portions of the building as LESSEE is herein given the right to use at LESSEE'S own risk; and LESSOR shall have no responsibility or liability for any loss of or damage to LESSEE'S removable property. The provisions of this section shall be applicable from and after the execution of this Lease and until the end of the term of this Lease, and during such further period as LESSEE may use or be in occupancy of any part of the Premises or of the building.


                     SECTION 36 - INJURY CAUSED BY THIRD PARTY

To the maximum extent this agreement may be made effective according to law, LESSEE agrees that LESSOR shall not be responsible or liable to LESSEE or to those claiming by, through or under LESSEE, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Premises or any part of the Property or otherwise.


                     SECTION 37 - LESSEE'S REMOVABLE PROPERTY

All articles of personal property and all business fixtures, machinery and equipment and furniture owned or installed by LESSEE solely at its expense in the Premises (LESSEE'S removable property) shall remain the property of the LESSEE and may be removed by LESSEE at any time prior to the expiration of this Lease, provided that LESSEE, at its expense, shall repair any damage to the building caused by such removal or installation.

                                SECTION 38 - WAIVER

Failure on the part of LESSOR or LESSEE to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by LESSOR or LESSEE, respectively, of any of the other's rights hereunder. Further, no waiver at any time of any of the provisions hereof by LESSOR or LESSEE shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of LESSOR or LESSEE to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary LESSOR'S or LESSEE'S consent or approval to or of any subsequent similar act by the other.

No payment by LESSEE, or acceptance by LESSOR, of a lesser amount than shall be due from LESSEE to LESSOR shall be treated otherwise than as a payment on account. The acceptance by LESSOR of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and LESSOR may accept such check without prejudice to any other rights or remedies which LESSOR may have against LESSEE.


                              SECTION 39 - CONTINGENCY

In addition, notwithstanding anything contained herein to the contrary, it is hereby understood and agreed that this Lease Agreement is contingent upon the existing tenant in the Building who has a Right of First Refusal on the Premises demised hereunder refusing said space. In the event said existing tenant does not refuse such space and elects to lease same, this Lease Agreement shall become null and void and of no further force or effect.


                       SECTION 40 - LESSEE'S RIGHT TO EXPAND

In the event LESSEE has not been in default of any of the terms, conditions and covenants of this Lease Agreement and any Amendments made hereto during the term hereof, LESSEE shall have the right, to lease additional space from the LESSOR within Nashua Office Park, Nashua, NH, subject to availability and further subject, but not limited to, the following terms and conditions:

     1. LESSEE'S additional space requirement must be a minimum of 717 square feet (hereinafter referred to as the "Expansion Space").

     2. LESSEE must notify LESSOR in writing of its additional space requirements no less than thirty (30) days prior to the date LESSEE desires such Expansion Space.

     3. LESSEE must occupy said Expansion Space and the Premises demised hereunder for a term of no less than two (2) years.

     4. Rent for said Expansion Space shall be at the then current market rent rate. Notwithstanding the foregoing, in the event the term of this Lease is extended pursuant to Subsection 3 hereinabove, then rent for the Expansion Space and the Premises demised hereunder shall be adjusted to reflect the then current market rent rate effective on the commencement date of such extended term.

It is hereby agreed between the parties that immediately following LESSOR'S receipt of LESSEE'S notice indicating its desire to lease Expansion Space, and once such Expansion Space has been located by LESSOR, LESSOR AND LESSEE shall enter into a mutually acceptable Amendment to this Lease setting forth the terms and provisions set forth hereinabove.

                   SECTION 41 - LESSEE'S RIGHT OF TERMINATION

In the event LESSEE desires to lease from LESSOR Expansion Space pursuant to the terms and conditions described in Section 40 hereinabove, and in the event LESSOR is unable to provide such Expansion Space due to unavailability of such Expansion Space within Nashua Office Park, then LESSEE shall have the right to terminate this Lease exercisable only after the first (1st) full year of the term of this Lease, provided LESSEE gives LESSOR ninety (90) days prior written notice.

Notwithstanding the foregoing, in the event the LESSEE exercises the aforementioned termination right, Rent, Additional Rent, and all other charges will be due and payable until the later of (i) the date LESSEE fully vacates the Premises or (ii) the date which is ninety (90) days following LESSOR'S receipt of LESSEE'S notice.


                         SECTION 42 - FINANCIAL INFORMATION

It is hereby agreed that prior to the execution of this document by LESSOR, LESSEE shall furnish to LESSOR, a financial statement, credit reference or similar documentation certifying LESSEE'S financial standing.


                       SECTION 43 - WHEN LEASE BECOMES BINDING

The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for the Premises, and this document shall become effective and binding only upon the execution and delivery thereof by both LESSOR and LESSEE, regardless of any written or verbal representation of any agent, manager or other employee of LESSOR to the contrary. All negotiations, consideration, representations and understandings between LESSOR and LESSEE are incorporated herein and this Lease expressly supercedes any proposals or other written documents relating hereto. This Lease may be modified or altered only by written agreement between LESSOR and LESSEE, and no act or omission of any employee or agent of LESSOR shall alter, change or modify any of the provisions thereof.


IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 2nd day of March, 1992.

                                       LESSOR Thomas J. Flatley d/b/a
                                              The Flatley Company

/s/ Bonnie J. Frazier                         /s/ Richard P. Rourke
------------------------------                -------------------------------
WITNESS                                       By  Richard P. Rourke
                                              Its Senior Vice President
                                                  Authorized Agent


                                       LESSEE IntelliLink, Inc.

/s/ [ILLEGIBLE]                               /s/ A.K. Crozier
------------------------------                -------------------------------
WITNESS                                       By  A.K. Crozier
                                              Its President


                                              Duly Authorized

COMMONWEALTH OF MASSACHUSETTS    )
                                 )     SS.
COUNTY OF NORFOLK                )

                                       March 2, 1992.

     Then personally appeared Richard P. Rourke to me known to be the individual who acknowledged himself to be the Senior Vice President/Authorized Agent of The Flatley Company, LESSOR, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal at Norfolk County, Braintree, Massachusetts, this 2nd day of March, 1992.


                                       /s/ [ILLEGIBLE]
                                       -----------------------------
                                       Notary Public
                                       My commission expires: 7/2/93

STATE OF MASSACHUSETTS        )
                              )        SS.
COUNTY OF MIDDLESEX           )

                                       2/21/92, 1992.

     Then personally appeared A.K. Crozier to me known to be the individual who acknowledged himself to be the President of IntelliLink, Inc., LESSEE, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal at Middlesex County, Concord, Massachusetts this 21st day of February, 1992.


                                       /s/ [ILLEGIBLE]
                                       --------------------------------
                                       Notary Public
                                       My Commission expires: 4/13/95

                               RULES AND REGULATIONS


1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors and halls shall not be obstructed or encumbered by any LESSEE, nor shall they be used for any purpose other than ingress and egress to and from the Premises. LESSOR shall keep the sidewalks and curbs directly in front of said Premises, clean and free from ice and snow.

2. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the LESSOR. No curtains, blinds, shades or screens shall be attached to, hung in, or used in connection with, any window or door of the Premises, without the prior written consent of the LESSOR. Any such awnings, projections, curtains, blinds, shades, screens or other fixtures used by LESSEE (if given the prior written consent of the LESSOR for such use), shall be of a quality, type, design and color, attached in a manner approved by the LESSOR.

3. A building directory will be maintained in the main lobby of the building at the expense of the LESSOR and the number of such listings shall be at the sole discretion of the LESSOR. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any LESSEE on any part of the outside or inside of the Premises or building, without the prior written consent of the LESSOR. In the event of violation of the foregoing by any LESSEE, LESSOR may remove same without any liability and may charge the expense incurred by such removal to any LESSEES violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each LESSEE, at LESSEE'S expense and shall be of a size, color and style acceptable to the LESSOR.

4. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the building shall not be covered or obstructed by any LESSEE, nor shall any bottles, parcels or other articles be placed on the windowsills.

5. No show cases or other articles shall be put in front of, or affixed to any part of the exterior of the building, nor placed in the halls, corridors, vestibules or fire escapes, without the prior written consent of the LESSOR.

6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuses of the fixtures shall be borne by the LESSEE who, or whose servants, employees, agents, visitors, or licensees, shall have caused same.

7. No LESSEE shall mark, paint, drill into, or in any way deface any part of the Premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of LESSOR, and as the LESSOR may direct. No LESSEE shall lay linoleum, or other similar floor covering, so that the same shall come in contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.


8. No bicycles, vehicles or animals of any kind shall be brought in or kept about the Premises, and no cooking shall be done or permitted by LESSEE on said Premises. No LESSEE shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

9. No space in the building, except as provided in individual Leases, shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

10. No LESSEE shall make, or permit to be made, any unsettling or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises' or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No LESSEE shall throw anything out of doors, windows, skylights or down the passageways.

11. No LESSEE, nor any of LESSEE'S servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical and substance.

12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any LESSEE, nor shall any changes be made in existing locks or the mechanism thereof. Each LESSEE must, upon the termination of his tenancy, return to the LESSOR, all keys for stores, offices and toilet rooms, either furnished to, or otherwise procured by, such LESSEE, and in the event of the loss of any keys so furnished, such LESSEE shall pay the LESSOR the cost thereof.

13. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the LESSOR or its agents may determine from time to time. The LESSOR reserves the right to inspect all freight to be brought into the building and to exclude from the building, all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

14. No LESSEE shall occupy or permit any portion of the Premises leased to him to be occupied for the possession, storage, manufacture or sale of liquor, narcotics, or dope, or as a barber or manicure shop.

15. LESSOR shall have the right to prohibit any advertising by any LESSEE which, in LESSOR'S opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from LESSOR, LESSEE shall refrain from or discontinue such advertising. LESSEE shall not use the name of the building or its owner in any advertising without the express written consent of the LESSOR.

16. No LESSEE shall install or permit the installation or use of any machines dispensing goods for sale, including without limitation, foods, beverages, cigarettes or cigars. No food or beverage shall be carried in the public halls and elevators of the buildings, except in closed containers.

17. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

18. Canvassing, soliciting and peddling in the building is prohibited and each LESSEE shall cooperate to prevent the same by notifying the LESSOR. LESSOR reserves the right to inspect any parcel or package being removed from the building by LESSEE, its employees, representatives and business invitees.

19. There shall not be used in any space or in the public halls of any building, either by a LESSEE or by jobbers or others in the delivery of or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

                                     EXHIBIT "A"
                                     Floor Plan

                               [GRAPHIC OF FLOOR PLAN]

                                    EXHIBIT "B"

                            Description of LESSOR'S Work

LESSOR shall construct LESSEE'S Premises in accordance with a mutually agreed upon floor plan.

                                THE FLATLEY COMPANY

                          STANDARD FORM OF COMMERCIAL LEASE

                              SUBMISSION NOT AN OPTION

THE SUBMISSION OF THIS LEASE FOR EXAMINATION AND NEGOTIATION DOES NOT CONSTITUTE AN OFFER TO LEASE, A RESERVATION OF, OR OPTION FOR THE PREMISES AND SHALL VEST NO RIGHT IN ANY PARTY. TENANT OR ANYONE CLAIMING UNDER OR THROUGH TENANT SHALL HAVE THE RIGHTS TO THE PREMISES AS SET FORTH HEREIN AND THIS LEASE BECOMES EFFECTIVE AS A LEASE ONLY UPON EXECUTION, ACKNOWLEDGEMENT AND DELIVERY THEREOF BY LANDLORD AND TENANT, REGARDLESS OF ANY WRITTEN OR VERBAL REPRESENTATION OF ANY AGENT, MANAGER OR EMPLOYEE OF LANDLORD TO THE CONTRARY.

                               TABLE OF CONTENTS

SECTION                                                                  PAGE
-------                                                                  ----
SECTION   1 - PARTIES. . . . . . . . . . . . . . . . . . . . . . . . . .  -1-
SECTION   2 - PREMISES . . . . . . . . . . . . . . . . . . . . . . . . .  -1-
SECTION   3 - TERM . . . . . . . . . . . . . . . . . . . . . . . . . . .  -1-
SECTION   3A - ADJUSTMENT OF TERM. . . . . . . . . . . . . . . . . . . .  -1-
SECTION   4 - COMMENCEMENT DATE. . . . . . . . . . . . . . . . . . . . .  -1-
SECTION   5 - RENT . . . . . . . . . . . . . . . . . . . . . . . . . . .  -2-
SECTION   5A - RENT COMMENCEMENT DATE. . . . . . . . . . . . . . . . . .  -2-
SECTION   6 - ABATEMENT OF RENT. . . . . . . . . . . . . . . . . . . . .  -2-
SECTION   7 - SECURITY DEPOSIT . . . . . . . . . . . . . . . . . . . . .  -2-
SECTION   8 - ADDITIONAL RENT. . . . . . . . . . . . . . . . . . . . . .  -2-
          Real Estate Taxes. . . . . . . . . . . . . . . . . . . . . . .  -2-
          Operating Expenses . . . . . . . . . . . . . . . . . . . . . .  -3-
SECTION   9 - USE . . . . . . . . . . . . . . . . . . . . . . . . . . .  -6-
SECTION   10 - COMPLIANCE WITH LAWS. . . . . . . . . . . . . . . . . . .  -6-
SECTION   11 - FIRE INSURANCE. . . . . . . . . . . . . . . . . . . . . .  -6-
SECTION   12 - UTILITIES . . . . . . . . . . . . . . . . . . . . . . . .  -6-
SECTION   13 - ELECTRICAL. . . . . . . . . . . . . . . . . . . . . . . .  -7-
SECTION   14 - ADDITIONAL CHARGES. . . . . . . . . . . . . . . . . . . .  -7-
SECTION   15 - MAINTENANCE OF PREMISES . . . . . . . . . . . . . . . . .  -7-
SECTION   16 - ALTERATIONS . . . . . . . . . . . . . . . . . . . . . . .  -7-
SECTION   17 - LESSOR'S LIABILITY. . . . . . . . . . . . . . . . . . . .  -8-
SECTION   18 - LESSOR'S SERVICES . . . . . . . . . . . . . . . . . . . .  -8-
SECTION   19 - DAMAGES . . . . . . . . . . . . . . . . . . . . . . . . .  -8-
SECTION   20 - LESSEE'S LIABILITY INSURANCE. . . . . . . . . . . . . . .  -8-
SECTION   21 - INSURABLE DAMAGES . . . . . . . . . . . . . . . . . . . .  -8-
SECTION   22 - FIRE, CASUALTY, EMINENT DOMAIN. . . . . . . . . . . . . .  -8-
SECTION   23 - DEFAULT, BANKRUPTCY . . . . . . . . . . . . . . . . . . .  -9-
SECTION   24 - NOTICE. . . . . . . . . . . . . . . . . . . . . . . . . .  -9-
SECTION   25 - SURRENDER . . . . . . . . . . . . . . . . . . . . . . . . -10-
SECTION   26 - HOLDING OVER. . . . . . . . . . . . . . . . . . . . . . . -10-
SECTION   27 - RIGHT TO MOVE . . . . . . . . . . . . . . . . . . . . . . -10-
SECTION   28 - RULES AND REGULATIONS . . . . . . . . . . . . . . . . . . -10-
SECTION   29 - NOT TO INVALIDATE . . . . . . . . . . . . . . . . . . . . -10-




SECTION                                                                   PAGE
-------                                                                   ----
SECTION   30 - QUIET ENJOYMENT. . . . . . . . . . . . . . . . . . . . . . -11-
SECTION   31 - ASSIGNMENT AND SUBLETTING. . . . . . . . . . . . . . . . . -11-
SECTION   32 - SUBORDINATE. . . . . . . . . . . . . . . . . . . . . . . . -12-
SECTION   33 - LESSOR'S ACCESS. . . . . . . . . . . . . . . . . . . . . . -12-
SECTION   34 - INDEMNIFICATION AND LIABILITY. . . . . . . . . . . . . . . -12-
SECTION   35 - LESSEE'S RISK. . . . . . . . . . . . . . . . . . . . . . . -12-
SECTION   36 - INJURY CAUSED BY THIRD PARTY . . . . . . . . . . . . . . . -12-
SECTION   37 - LESSEE'S REMOVABLE PROPERTY. . . . . . . . . . . . . . . . -13-
SECTION   38 - WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . -13-
SECTION   39 - FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . -13-
SECTION   40 - LATE PAYMENT . . . . . . . . . . . . . . . . . . . . . . . -13-
SECTION   41 - CONFERENCE ROOM. . . . . . . . . . . . . . . . . . . . . . -14-
SECTION   42 - TERMINATING EXISTING LEASE . . . . . . . . . . . . . . . . -14-
SECTION   43 - WHEN LEASE BECOMES BINDING . . . . . . . . . . . . . . . . -14-
               Rules and Regulations. . . . . . . . . . . . . . . . . . . -17-
               Exhibit "A". . . . . . . . . . . . . . . . . . . . . . . . -19-
               Exhibit "B". . . . . . . . . . . . . . . . . . . . . . . . -20-

                              STANDARD COMMERCIAL LEASE


                                SECTION 1 - PARTIES


Thomas J. Flatley d/b/a The Flatley Company, LESSOR, which expression shall include their heirs, successors and assigns where the context so admits, does hereby lease to IntelliLink, Corp., LESSEE.


                                SECTION 2 - PREMISES

LESSEE, which expression shall include its successors, executors, administrators and assigns where the context so admits, does hereby lease the following described Premises: Suite Number 200, consisting of approximately 2,365 square feet of space, and Suite Number 210, consisting of approximately 2,275 square feet of space (hereinafter collectively referred to as the "Premises") and Storage Space Number 203, consisting of approximately 475 square feet of space (hereinafter referred to as "Storage Space"), all located on the second (2nd) floor of Nashua Office Park, One Tara Boulevard, Nashua, NH 03062, as outlined on Exhibit "A" of this Lease, which also includes a 15% common area factor, together with the right to use in common, with others entitled thereto, the hallways, stairways and elevators, necessary for access to said Premises and lavatories nearest thereto.


                                  SECTION 3 - TERM

The term of this Lease shall be for three (3) years, commencing on the Commencement Date (defined below), and terminating three (3) years immediately thereafter, unless sooner terminated as herein provided.


                          SECTION 3A - ADJUSTMENT OF TERM

If the Commencement Date (defined below) is other than the first day of a calendar month, this Lease shall continue in full force and effect for a period of three (3) years from the first day of the calendar month next succeeding the Commencement Date.


                           SECTION 4 - COMMENCEMENT DATE

The Commencement Date shall be the date the Premises are ready for occupancy. The Premises shall be deemed ready for occupancy on the first day as of which LESSOR'S Work, as described on Exhibit "B-2" attached hereto and made a part hereof, has been completed except for items of work (and, if applicable, adjustment and fixtures) which can be completed after occupancy without causing undue interference with LESSEE'S use of the Premises (i.e., so-called "punch list" items) and LESSEE has been given notice thereof. LESSOR shall complete as soon as conditions permit, all "punch list" items and LESSEE shall afford LESSOR access to the Premises for such purposes.

Notwithstanding the foregoing, if LESSEE'S personnel shall occupy all or any part of the Premises for the conduct of its business prior to the Lease Commencement Date as determined pursuant to the preceding paragraph, such date of occupancy shall, for all intents and purposes of Lease Agreement, Lease Commencement Date.

LESSOR and LESSEE agree to execute a Supplemental Agreement setting forth the actual Occupancy and Term Dates, once the same have been established.

                               SECTION 5 - RENT

The LESSEE agrees to pay to LESSOR, without deduction or offset, rent at the following rate:

SIXTY-SIX THOUSAND ONE HUNDRED TWENTY AND 00/100 ($66,120.00) Dollars annually, payable in advance on the first day of each month, in equal monthly installments of FIVE THOUSAND FIVE HUNDRED TEN AND 00/100 ($5,510.00) Dollars, for the Premises, and at that rate for any fraction of a month at the beginning of the term; and

THREE THOUSAND EIGHT HUNDRED 00/100 ($3,800.00) Dollars annually, payable in advance on the first day of each month, in equal monthly installments of THREE HUNDRED SIXTEEN AND 67/100 ($316.67) Dollars, for Storage Space, and at that rate for any fraction of a month at the beginning of the term..


                         SECTION 5A - RENT COMMENCEMENT DATE

The payment of rental shall commence upon the Commencement Date.


                            SECTION 6 - ABATEMENT OF RENT

It is understood and agreed that if for any reason whatsoever, the LESSOR does not deliver possession of the Premises according to the terms of this Lease, the rent shall be abated until such date as possession of the Premises is rendered by the LESSOR. In no event shall the LESSOR, its agents or employees be liable in damages for failure to deliver possession under the terms of this Lease, except for willful failure to do so.


                           SECTION 7 - SECURITY DEPOSIT

LESSOR hereby acknowledges that it is currently in receipt of a Security Deposit in the amount of FIVE HUNDRED THIRTY-SEVEN AND 75/100 ($537.75) Dollars, which shall be held as security for LESSEE'S performance as herein provided. Said Security Deposit shall be refunded to LESSEE at the end of this Lease, subject to LESSEE'S satisfactory compliance with the conditions herein contained and set forth.


                            SECTION 8 - ADDITIONAL RENT

In accordance with the following, LESSEE shall under the terms, conditions and provisions hereinafter provided, pay to LESSOR as additional rent, the following:

                                 REAL ESTATE TAXES

          1. If real estate taxes upon the land and buildings (the "Property"), of which the Premises are a part, for any tax year exceed the real estate base tax amount, whether by reason of an increase in either the tax rate or the assessed valuation or both, LESSEE shall pay to LESSOR as additional rent within ten (10) days after billing therefor, an amount equal to the product of (a) such excess over the base taxes and (b) the following fraction:

                          Square Footage of Lessee's Premises
                          -----------------------------------
                    Aggregate of All the Rentable Square Footage
           (whether or not rented or improved within the entire building)

          Effective April 1, 1993, LESSEE shall pay monthly, at the time when Rent payments are due hereunder, an amount equal to one-twelfth (1/12th) of the total of annual real estate taxes (as estimated by LESSOR) due from LESSEE to LESSOR pursuant to this Subsection 8.1. Promptly after the determination by any taxing authority of real estate taxes upon the Building for each tax year, LESSOR shall make a determination of the real estate taxes allocated to the Premises, and if the aforesaid payments theretofore made for such tax year by LESSEE exceed the real estate taxes allocated to the Premises, such overpayment shall be credited against the payments thereafter to be made by LESSEE pursuant to this paragraph; and if the real estate taxes allocated to the Premises for such tax year are greater than such payments theretofore made on account for such tax year, LESSEE shall within ten (10) days of written notice from the LESSOR make a suitable payment to LESSOR. Xerox copies of tax bills submitted by LESSOR with any such statement shall be conclusive evidence of the amount of real estate taxes charged, assessed or imposed. After the full assessment year, the initial monthly payment on account of the real estate taxes allocated to the Premises shall be replaced each year by a payment which is one-twelfth (1/12th) of the real estate taxes allocated to the Premises for the immediately preceding tax year.

2. For the purposes of this clause, the term "Tax Year" shall mean the twelve month period commencing on April lst (or any month as it may apply and/or change for the city, town or municipality tax period) immediately preceding the Commencement Date and each twelve month period thereafter during the term of this Lease.

3. It is agreed by both parties that the Base Year as it applies to taxes for this Lease shall be April 1, 1992 - March 30, 1993.

4. If any abatement, refund or rebate shall be subsequently made for any tax year, an appropriate adjustment shall be made in the amount payable from, or paid by LESSEE to LESSOR on account of said real estate taxes, after deducting the LESSOR'S expenses reasonably incurred in obtaining such abatement, refund or rebate and provided there is no existing default of LESSEE. An appropriate adjustment will be made to the base tax year as a result of the foregoing.

5. It some method or type of taxation replaces the current method of assessment of real estate taxes, or the type thereof, LESSEE agrees that it shall pay an equitable share of the same computation herein provided, to the end that LESSER'S share thereof shall be to the maximum extent practicable, comparable to that which LESSEE would bear under the foregoing provisions.

6. If a tax (other than a Federal or State net income tax) is assessed on account of the rents or other charges payable by LESSEE to the LESSOR under this Lease, LESSEE agrees to pay the same within ten (10) days after billing therefor, unless applicable law prohibits the payment of such tax by LESSEE. LESSOR shall have the same rights and remedies for non-payment by LESSEE of any such amounts due on account of such taxes as LESSOR has hereunder, for the failure of LESSEE to pay rent as provided for in Section 23 of this Lease.


                               OPERATING EXPENSES

7. The following is a list of all such items of operating expenditures as are within the meaning of "Operating Expenses" hereinafter set forth. If, in any calendar year of the term of this Lease, LESSOR'S Operating Expenses exceed Operating Expenses for the calendar year 1992, LESSEE shall after notice as hereinafter provided, pay to LESSOR as additional rent, an amount equal to the product of (a) such excess multiplied by (b) a fraction involving the same numerator and denominator as is provided for in Subsection 8.1 of this Lease.

          8. The expression "Operating Expenses" as used herein, shall mean the aggregate cost or expenses reasonably incurred by LESSOR with respect to the operation, administration, cleaning, repair, maintenance and management of the Property, including without limitation, those items enumerated hereinafter. If during any portion of the calendar year for which Operating Expenses are being computed, less than 93% of the building's rentable area was occupied by tenants, actual Operating Expenses incurred shall be reasonably extrapolated by LESSOR on an item by item basis to the estimated operating expenses that would have been incurred if the building were at least 93% occupied for such year, and such extrapolated amounts shall for the purposes hereof, be deemed to be the Operating Expenses for such year.

          9. Effective January 1, 1993, LESSEE shall pay monthly, at the time when Rent payments are due hereunder, an amount equal to one-twelfth (1/12th) of the total annual Operating Expenses (as estimated by LESSOR) due from LESSEE to LESSOR pursuant to Subsection 8.7 of this Lease. Promptly after the end of each calendar year thereafter, LESSOR shall make a determination of LESSEE'S share of such Operating Expenses; and if the aforesaid payments theretofore made for such period by LESSEE exceed LESSEE'S share, such overpayment shall be credited against the payments thereafter to be made by LESSEE pursuant to this Paragraph; and if LESSEE'S share is greater than such payments theretofore made an account for such period, LESSEE shall within thirty (30) days of written notice from the LESSOR make a suitable payment to LESSOR.

          The initial monthly payment on account of the Operating Expense Charge shall be replaced after LESSOR'S determination of LESSEE'S share thereof for the preceding accounting period by a payment which is one-twelfth (1/12th) of LESSEE'S actual share thereof for the immediately preceding period, with adjustments as appropriate where such preceding period is less than a full twelve-month period. LESSOR shall have the same rights and remedies for non-payment by LESSEE of any such amounts due on account of such Operating Expenses as LESSOR has hereunder, for the failure of LESSEE to pay rent as provided for in Section 23 of this Lease.

          10.  Without limitation, Operating Expenses shall include:

               a. All expenses incurred by LESSOR or LESSOR'S agents which shall be directly related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, worker's compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on LESSOR or LESSOR'S agents pursuant to any collective bargaining agreement for the services of employees of LESSOR or LESSOR'S agents in connection with the operation, repair, maintenance, cleaning, management and protection of the Property, and its mechanical systems including, without limitation, day and night supervisors, property manager, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers and personnel engaged in supervision of any of the persons mentioned above; provided that, if any such employee is also employed on other properties of LESSOR, such compensation shall be suitably prorated among the Property and such other properties.

               b. The cost of services, utilities, materials and supplies furnished or used in the operation, repair, maintenance, cleaning, management and protection of the Property.

               c. The cost of replacements for tools and other similar equipment used in the repair, maintenance, cleaning and protection of the Property; provided that, in the case of any such equipment used jointly on other properties of LESSOR, such costs shall be suitably prorated among the Property and such other properties.

               d. Where the Property is managed by LESSOR or an affiliate of LESSOR, a sum equal to the amounts customarily charged by management firms in the Boston area for similar properties whether or not actually paid, or where otherwise managed, the amounts accrued for management, together with amounts accrued for legal and other professional fees relating to the Property, but excluding such fees and commissions paid in connection with services rendered for securing or renewing leases and for matters not related to the normal administration and operation of the building.

               e. Premiums for insurance against damage or loss to the building from such hazards as shall from time to time be generally required by institutional mortgagors in the Boston area for similar properties, including, but not by way of limitation, insurance covering loss of rent attributable to any such hazards, and public liability insurance.

               f. Cost for electricity, water and sewer use charges, and other utilities supplied to the Property and not paid for directly by LESSEE.

               g. Betterment assessments, provided the same are apportioned equally over the longest period permitted by law.

               h. Amounts paid to independent contractors for services, materials and supplies furnished for the operation, repair, maintenance, cleaning and protection of the Property.

               i. Any capital expenditure made by LESSOR during the term of this Lease, the total cost of which is not properly includable in Operating Expenses for the operating year in which it was made, shall nevertheless be included in such Operating Expenses for the operating year in which it was made, and Operating Expenses for each succeeding operating year shall include the annual charge-off of such capital expenditure. Annual charge-off shall be determined by dividing the original capital expenditure plus an interest factor, reasonably determined by LESSOR, as being the interest rate then being charged for long-term mortgages by institutional lenders on

               "like" properties within the locality in which the building is located, by the number of years of useful life of the capital expenditure, and the useful life shall be determined reasonably by LESSOR in accordance with generally accepted accounting principles and practices in effect at the time of making such expenditure.

                                  SECTION 9 - USE

The LESSEE shall use the Premises only for the purpose of general business offices.


                         SECTION 10 - COMPLIANCE WITH LAWS

The LESSEE acknowledges that no trade or occupation shall be conducted in the Premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the Premises is situated.


                            SECTION 11 - FIRE INSURANCE

The LESSEE shall not permit any use of the Premises which will make voidable any insurance on the Property of which the Premises are a part, or on the contents of said Property, which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall, on demand, reimburse the LESSOR and all other tenants, all extra insurance premiums caused by LESSEE'S misuse of the Premises.


                             SECTION 12 - UTILITIES

The LESSOR shall provide and shall pay for all LESSEE'S water and sewer use charges and reasonable heating and air-conditioning during the normal heating and cooling season between the hours of 8:00 A.M. and 6:00 P.M., during normal business days. The normal cooling season shall be from April 15th to October lst of any given year. Normal business days are all days except Saturday, Sunday, New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving Day, Christmas Day (and the following day when any such day occurs on Sunday) and such other days as LESSOR presently or in the future recognizes as holidays for LESSOR'S general office staff. In addition, LESSOR agrees to furnish elevator service and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or to causes beyond LESSOR'S control. If LESSEE shall require air-conditioning, heating or ventilation outside the hours and days above specified, LESSOR shall furnish such service and LESSEE shall pay therefor such charges as may from time to time be in effect. In the event LESSEE introduces into the Premises personnel or equipment which overloads the capacity of the building system or in any other way interferes with the system's ability to perform adequately its proper functions, supplementary systems may if and as needed at LESSOR'S option, be provided by LESSOR, at LESSEE'S expense.

                              SECTION 13 - ELECTRICAL

LESSEE shall purchase and receive electric current for the Premises directly from the public utility company serving the building and LESSEE shall permit LESSOR'S existing wires, risers, conduits and other electrical equipment of LESSOR to be used for such purposes. LESSOR shall not in any way be liable or responsible to LESSEE for any loss or damage or expense which LESSEE may sustain or incur if, during the term of this Lease, either the quantity or character of electric current is changed or electric current is no longer available or suitable for LESSEE'S requirements due to a factor or cause beyond LESSOR'S control. LESSOR at LESSEE'S expense, shall purchase and install all lamps, tubes, bulbs, starters and ballasts.


                          SECTION 14 - ADDITIONAL CHARGES

Should LESSEE fail to pay when due, any sums under this Lease designated as an additional charge, LESSOR shall have the same rights and remedies as LESSOR has hereunder, for failure to pay rent as provided for in Section 23 of this Lease.


                        SECTION 15 - MAINTENANCE OF PREMISES

The LESSEE agrees to maintain the Premises in the same condition as existed at the commencement of the term or as they may be improved during the term of this Lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the Premises are now in good order and the glass whole. The LESSEE shall not permit the Premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the Premises. LESSEE shall be responsible for the cost of repairs which may be made necessary by reason of damage to common areas in the building by LESSEE, LESSEE'S independent contractors, or LESSEE'S invitees. If repairs are required to be made by LESSEE pursuant to the terms hereof, LESSOR may demand that LESSEE make the same forthwith, and if LESSEE refuses or neglects to commence such repairs and complete the same with reasonable dispatch after such demand, LESSOR may (but shall not be required to) make or cause such repairs to be made and shall not be responsible to LESSEE for any loss or damage that may occur to LESSEE'S stock or business by reason thereof. If LESSOR makes or causes such repairs to be made, LESSEE agrees that LESSEE shall forthwith on demand, pay to LESSOR the cost thereof as an additional charge.


                              SECTION 16 - ALTERATIONS

The LESSEE shall not make any structural alterations or additions to the Premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE'S sole cost and expense and shall be of such quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the Premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

                          SECTION 17 - LESSOR'S LIABILITY

LESSEE specifically agrees to look solely to LESSOR'S then equity interest in the Property at the time owned, for recovery of any judgment from LESSOR; it being specifically agreed that neither LESSOR (original or successor) nor anyone claiming under the LESSOR, shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to LESSEE.

LESSOR being self-insured for Comprehensive General Liability, LESSEE would look to LESSOR to maintain sufficient equity to satisfy its obligations not to exceed amounts equal to those required of LESSEE for such coverage and evidence of same.


                           SECTION 18 - LESSOR'S SERVICES

With respect to any services to be furnished by LESSOR to LESSEE, LESSOR shall in no event be liable for failure to furnish the same when prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any cause due to any act or neglect of LESSEE or LESSEE'S servants, agents, employees, licensees or any person claiming by, through or under LESSEE.


                               SECTION 19 - DAMAGES

In no event shall LESSOR ever be liable to LESSEE for any indirect or consequential damages suffered by LESSEE from whatever cause.


                     SECTION 20 - LESSEE'S LIABILITY INSURANCE

The LESSEE shall maintain with respect to the Premises and the Property of which the Premises are a part, comprehensive public liability insurance in the amounts of $1,000,000.00/$1,000,000.00, with property damage insurance in limits of $1,000,000.00, in responsible companies qualified to do business in Massachusetts and in good standing therein, insuring the LESSOR as well as the LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR, prior to the Commencement Date of the term of this Lease, certificates for such insurance, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each insured named therein.


                           SECTION 21 - INSURABLE DAMAGES

LESSOR shall not be liable for any damage insurable by LESSEE to LESSEE'S fixtures, merchandise or property regardless of cause and LESSEE hereby releases LESSOR from same. LESSEE shall not be liable for any damage insurable by LESSOR to the Premises, regardless of cause and LESSOR hereby releases LESSEE from same.


                    SECTION 22 - FIRE, CASUALTY, EMINENT DOMAIN

Should a substantial portion of the Premises, or of the Property of which the Premises are a part, be damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this Lease. When such fire, casualty, or taking renders the Premises substantially unsuitable for LESSEE'S intended use, a just and proportionate abatement of rent shall be made, and the LESSOR may elect to terminate this Lease if: (a) the LESSOR fails to give written notice within ninety (90) days of its intention to restore the Premises, or (b) the LESSOR fails to restore the Premises to a condition substantially suitable for LESSEE'S intended use within one hundred twenty (120) days of said fire, casualty or taking. The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the Premises for any taking by eminent domain, except for damage to LESSEE'S fixtures, property or equipment.


                          SECTION 23 - DEFAULT, BANKRUPTCY

If at any time subsequent to the date of this Lease, any one or more of the following events (herein referred to as a default of LESSEE) shall occur: (a) LESSEE shall fail to pay the installment of rent, escalation charge or other charges hereunder when due, and such failure shall continue for three (3) full business days after notice has been given to LESSEE from LESSOR; (b) LESSEE shall default in the observance or performance of any other of the LESSEE'S covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after such notice thereof; (c) LESSEE shall be declared bankrupt or insolvent according to law; or (d) if any assignment shall be made of LESSEE'S property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the Premises, to declare the term of this Lease ended, and to remove the LESSEE'S effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the remainder of the term. If the LESSEE should default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any section of this Lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, any such sums paid or obligations incurred, shall accrue interest at the rate of eighteen percent (18%) per annum, and all costs shall be paid to the LESSOR by the LESSEE, as additional rent.


                                SECTION 24 - NOTICE

Any notice from the LESSOR to the LESSEE relating to the Premises or to the occupancy thereof, shall be deemed duly served if addressed to the LESSEE and left at the Premises, or if addressed to the LESSEE and mailed to the Premises by registered or certified mail, return receipt requested, postage prepaid.

Any notice from the LESSEE to the LESSOR relating to the Premises or to the occupancy thereof, shall be deemed duly served if mailed to the LESSOR at Braintree Hill Office Park, 50 Braintree Hill Park, Braintree, MA 02184, or to such other address as the LESSOR may from time to time advise in writing.

                               SECTION 25 - SURRENDER

The LESSEE shall at the expiration or other termination of this Lease, remove all LESSEE'S goods and effects from the Premises (including without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside of the Premises). LESSEE shall deliver to LESSOR, the Premises and all keys, locks thereto and other fixtures connected therewith and all alterations and additions made to or upon the Premises, in the same condition as they were at the Commencement Date of the term of this Lease, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of LESSEE'S failure to remove any of LESSEE'S property from the Premises, LESSOR is hereby authorized without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.


                             SECTION 26 - HOLDING OVER

Any holding over by LESSEE after the expiration of the term of this Lease shall be treated as a daily Tenancy At Sufferance, at a rate equal to two (2) times the rent plus escalation charges and other charges herein provided (prorated on a daily basis) and shall otherwise be on the same terms and conditions as set forth in this Lease, where the same may be applicable.


                             SECTION 27 - RIGHT TO MOVE

The LESSOR reserves the right to move the LESSEE and if LESSOR so requests, LESSEE shall vacate the Premises and relinquish its right with respect to the same, provided that LESSOR provides to LESSEE, space within the complex commonly known as Nashua Office Park, Nashua, NH 03062.

Such space shall be reasonably comparable in size, layout, finish and utility to the existing Premises, and further provided that LESSOR shall, at its sole cost and expense, move the LESSEE and its removable property from the Premises to such new space in such a manner as will minimize, to the greatest extent practicable, undue interference with the business or operations of LESSEE. Any such space shall from and after such relocation, be treated as the Premises demised under this Lease, and shall be occupied by LESSEE under the same terms, provisions and conditions as are set forth in this Lease.


                         SECTION 28 - RULES AND REGULATIONS

The LESSEE will observe and comply with the Rules and Regulations as attached hereto and made a part hereof, including revisions and additions as the LESSOR may from time to time institute.


                           SECTION 29 - NOT TO INVALIDATE

If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to the extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.


                            SECTION 30 - QUIET ENJOYMENT

LESSER, subject to the terms and provisions of this Lease, on payment of the rent and escalation charges and observing, keeping and performing all of the other terms and provisions of this Lease on LESSEE'S part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the term hereof, without hindrance or ejection by any persons lawfully claiming under LESSOR to have title to the Premises superior to LESSOR.


                       SECTION 31 - ASSIGNMENT AND SUBLETTING

The LESSEE shall not assign or sublet the whole or any portion of the Premises without LESSOR'S prior written consent, which consent shall be at the sole discretion of LESSOR. Any increase in the rent resulting from the permitted subletting will be due and payable to the LESSOR. The foregoing restrictions shall not be applicable to any assignment of this Lease or a subletting of the Premises by LESSEE to a subsidiary wholly-owned by LESSEE, or controlling operation, the stock in which is wholly-owned by the stockholders of LESSEE. It shall be a condition of the validity of any assignment, whether with the consent of LESSOR or to a subsidiary or controlling corporation, that the assignee agrees directly with LESSOR, to be bound by all the obligations of LESSEE hereunder including, without limitation, the covenant against further assignment and subletting. No assignment or subletting shall relieve LESSEE from its obligations hereunder and LESSEE shall remain fully and primarily liable therefor. If this Lease shall be assigned, or if the Premises or any portion thereof shall be sublet or occupied by anyone other than LESSEE, LESSOR may, at any time and from time to time, collect rent and other charges from the assignee, sublessee or occupant, and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, sublessee or occupant as a lessee, or a release of LESSEE or any successor from obtaining the express consent in writing of LESSOR, to any further assignment or subletting. No assignment or subletting and no use of the Premises by a subsidiary wholly-owned by LESSEE or controlling corporation of LESSEE shall affect permitted uses.

Notwithstanding the provisions of the above, any proposed assignee or sublessee submitted to the LESSOR for approval must have the same or greater financial strength as LESSEE. If LESSEE shall request permission to assign this Lease or sublet the Premises or any part thereof to any person other than a subsidiary wholly-owned by LESSEE or controlling corporation, the stock of which is wholly-owned by the stockholders of LESSEE, LESSEE shall, together with such request for consent thereto, inform LESSOR of the rental and other amounts to be paid by such assignee or sublessee, the term of any subletting and the financial information required by LESSOR to make the determination required by the first sentence of this paragraph.

LESSOR shall have the right to terminate this Lease, provided that LESSOR shall exercise such right within forty-five (45) days of its receipt of LESSEE'S request for such consent and provided further, that LESSEE shall have the right to withdraw its request for such consent within fifteen (15) days after its receipt of such notice from LESSOR, in which event such notice of termination shall become null and void. If this Lease shall be terminated pursuant to the provisions of the immediately preceding sentence, such termination shall become effective upon the last day of the calendar month next following LESSOR'S giving notice of termination. Upon LESSEE'S vacating the Premises in accordance with this Lease, LESSOR shall refund all unearned rent and other payments made by LESSER.


                              SECTION 32 - SUBORDINATE

This Lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the Property of which the Premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this Lease to said mortgages, deeds of trust or other such instruments in the nature of mortgage, and LESSEE hereby appoints such holder as LESSEE'S attorney-in-fact to execute such subordination agreement upon default of LESSEE in complying with such holder's request.


                            SECTION 33 - LESSOR'S ACCESS

The LESSOR or agents of the LESSOR may, at reasonable times, enter to view the Premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the Premises to others, and at any time within three (3) months prior to the expiration of the term, may affix to any suitable part of the Premises a notice for letting or selling the Premises or Property of which the Premises are a part and keep the same so affixed without hindrance or molestation.


                     SECTION 34 - INDEMNIFICATION AND LIABILITY

The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by the use or escape of water or by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the Premises so leased, or by any nuisance made or suffered on the Premises, unless such loss is caused by the negligence of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the Premises shall be the LESSOR'S responsibility.


                             SECTION 35 - LESSEE'S RISK

To the maximum extent this agreement may be made effective according to law, LESSEE agrees to use and occupy the Premises and to use such other portions of the building as LESSEE is herein given the right to use at LESSEE'S own risk; and LESSOR shall have no responsibility or liability for any loss of or damage to LESSEE'S removable property. The provisions of this section shall be applicable from and after the execution of this Lease and until the end of the term of this Lease, and during such further period as LESSEE may use or be in occupancy of any part of the Premises or of the building.


                     SECTION 36 - INJURY CAUSED BY THIRD PARTY

To the maximum extent this agreement may be made effective according to law, LESSEE agrees that LESSOR shall not be responsible or liable to LESSEE or to those claiming by, through or under LESSEE, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Premises or any part of the Property or otherwise.


                      SECTION 37 - LESSEE'S REMOVABLE PROPERTY

All articles of personal property and all business fixtures, machinery and equipment and furniture owned or installed by LESSEE solely at its expense in the Premises (LESSEE'S removable property) shall remain the property of the LESSEE and may be removed by LESSEE at any time prior to the expiration of this Lease, provided that LESSEE, at its expense, shall repair any damage to the building caused by such removal or installation.


                                SECTION 38 - WAIVER

Failure on the part of LESSOR or LESSEE to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by LESSOR or LESSEE, respectively, of any of the other's rights hereunder. Further, no waiver at any time of any of the provisions hereof by LESSOR or LESSEE shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of LESSOR or LESSEE to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary LESSOR'S or LESSEE'S consent or approval to or of any subsequent similar act by the other.

No payment by LESSEE, or acceptance by LESSOR, of a lesser amount than shall be due from LESSEE to LESSOR shall be treated otherwise than as a payment on account. The acceptance by LESSOR of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and LESSOR may accept such check without prejudice to any other rights or remedies which LESSOR may have against LESSEE.


                         SECTION 39 - FINANCIAL INFORMATION

It is hereby understood and agreed that LESSEE will supply to the LESSOR, an an annual basis, a copy of LESSEE'S audited financial statement within ninety (90) days following LESSEE'S fiscal year end. Any information obtained by LESSOR pursuant to the provisions of this Paragraph shall be treated as confidential, except that LESSOR may disclose such information to its lenders.


                             SECTION 40 - LATE PAYMENT

If Tenant fails to pay any installment of Annual Rent and/or Additional Rent on or before the first (lst) day of the calendar month when such installment becomes due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such installment, and, in addition, such unpaid installment shall bear interest at the rate per annum which is four percent
(4%) greater than the "base lending rate" then in effect at The Wall Street Journal, or the highest rate permitted by law, whichever may be less; with it being the express intent of the parties that nothing herein contained shall be construed or implemented in such manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charge and interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Annual Rent due.


                            SECTION 41 - CONFERENCE ROOM

LESSEE shall have the right to use, in common with other tenants, the conference room on the lower level of Nashua Office Park, One Tara Boulevard, Nashua, NH 03062, on a prescheduled appointment basis.


                      SECTION 42 - TERMINATING EXISTING LEASE

In the event LESSEE is not then in default of any of the terms, conditions and covenants of its existing Lease Agreement dated March 2, 1992, as amended by a First Amendment to Lease dated May 13, 1992, as further amended by a Second Amendment to Lease dated November 9, 1993, by and between LESSOR and LESSEE, for the Premises described as Suite Numbers 210 and 203 on the second (2nd) floor of Nashua Office Park, One Tara Boulevard, Nashua, NH 03062, (hereinafter referred to as the "Existing Location"), upon the Commencement Date of the term of this Lease, said existing Lease, as amended, shall become null and void.

Notwithstanding the foregoing, it is hereby understood and agreed that LESSEE shall be obligated to pay all amounts owed LESSOR including but not limited to the payment of Rent, Additional Rent, Electrical (if applicable) and any other charges or expenses of any nature accruing on said Existing Location, prior to the date of such relocations.

In the event LESSEE is delayed in moving from its Existing Locations to the Premises demised hereunder by the fault or delays caused by LESSOR, LESSEE shall be allowed to continue leasing said Existing Locations from LESSOR under the same terms and conditions contained in the Lease and Amendments, including the Rent and Additional Rent as presently being charged.


                      SECTION 43 - WHEN LEASE BECOMES BINDING

The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for the Premises, and this document shall become effective and binding only upon the execution and delivery thereof by both LESSOR and LESSEE, regardless of any written or verbal representation of any agent, manager or other employee of LESSOR to the contrary. All negotiations, consideration, representations and understandings between LESSOR and LESSEE are incorporated herein and this Lease expressly supersedes any proposals or other written documents relating hereto. This Lease may be modified or altered only by written agreement between LESSOR and LESSEE, and no act or omission of any employee or agent of LESSOR shall alter, change or modify any of the provisions thereof.

IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 20th day of November, 1995.


                                      LESSOR    Thomas J. Flatley d/b/a
                                                The Flatley Company



/s/ [ILLEGIBLE]                                 /s/  Thomas J. Flatley
-----------------------                         -------------------------------
WITNESS                                         By   Thomas J. Flatley
                                                Its  President



                                      LESSEE    IntelliLink, Corp.



                                                /s/ A.K. Crozier
-----------------------                         -------------------------------
WITNESS                                         By
                                                Its


                                                      Duly Authorized

COMMONWEALTH OF MASSACHUSETTS )
                              )   SS.
COUNTY OF NORFOLK             )

                                                       November 20,  1995.


          Then personally appeared Thomas J. Flatley to me known to be the individual who acknowledged himself to be the President of The Flatley Company,

LESSOR, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal at

Norfolk County, Braintree, Massachusetts, this 20th day of November 1995.


                                                /s/ Mary P. Chartrand
                                                -------------------------------
                                                Notary Public
                                                My commission expires: 8/29/97



STATE OF NEW HAMPSHIRE  )
                        )   SS.
COUNTY OF HILLSBORO     )

                                                   October 18, 1995.


          Then personally appeared A. Keith Crozier to me known

to be the individual who acknowledged himself to be the President of IntelliLink, Corp., LESSEE, and that he, as such, being authorized to do so,

executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal at Hillsboro County, Nashua, NH, this 18th day of October, 1995.

                                       /s/ Doreen A. Bradshaw
                                       -------------------------------
                                       Notary Public
                                       My commission expires:

                                       DOREEN A. BRADSHAW, Notary Public
                                       My Commission Expires November 10, 1999

                               RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors and halls shall not be obstructed or encumbered by any LESSEE, nor shall they be used for any purpose other than ingress and egress to and from the Premises. LESSOR shall keep the sidewalks and curbs directly in front of said Premises, clean and free from ice and snow.

2. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the LESSOR. No curtains, blinds, shades or screens shall be attached to, hung in, or used in connection with, any window or door of the Premises, without the prior written consent of the LESSOR. Any such awnings, projections, curtains, blinds, shades, screens or other fixtures used by LESSEE (if given the prior written consent of the LESSOR for such use), shall be of a quality, type, design and color, attached in a manner approved by the LESSOR.

3. A building directory will be maintained in the main lobby of the building at the expense of the LESSOR and the number of such listings shall be at the sole discretion of the LESSOR. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any LESSEE on any part of the outside or inside of the Premises or building, without the prior written consent of the LESSOR. In the event of violation of the foregoing by any LESSEE, LESSOR may remove same without any liability and may charge the expense incurred by such removal to any LESSEES violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each LESSEE, at LESSEE'S expense and shall be of a size, color and style acceptable to the LESSOR.

4. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the building shall not be covered or obstructed by any LESSEE, nor shall any bottles, parcels or other articles be placed on the windowsills.

5. No show cases or other articles shall be put in front of, or affixed to any part of the exterior of the building, nor placed in the halls, corridors, vestibules or fire escapes, without the prior written consent of the LESSOR.

6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuses of the fixtures shall be borne by the LESSEE who, or whose servants, employees, agents, visitors, or licensees, shall have caused same.

7. No LESSEE shall mark, paint, drill into, or in any way deface any part of the Premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of LESSOR, and as the LESSOR may direct. No LESSEE shall lay linoleum, or other similar floor covering, so that the same shall come in contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

8. No bicycles, vehicles or animals of any kind shall be brought in or kept about the Premises, and no cooking shall be done or permitted by LESSEE on said Premises. No LESSEE shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

9. No space in the building, except as provided in individual Leases, shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

10. No LESSEE shall make, or permit to be made, any unsettling or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises' or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No LESSEE shall throw anything out of doors, windows, skylights or down the passageways.

11. No LESSEE, nor any of LESSEE'S servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical and substance.

12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any LESSEE, nor shall any changes be made in existing locks or the mechanism thereof. Each LESSEE must, upon the termination of his tenancy, return to the LESSOR, all keys for stores, offices and toilet rooms, either furnished to, or otherwise procured by, such LESSEE, and in the event of the loss of any keys so furnished, such LESSEE shall pay the LESSOR the cost thereof.

13. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the LESSOR or its agents may determine from time to time. The LESSOR reserves the right to inspect all freight to be brought into the building and to exclude from the building, all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

14. No LESSEE shall occupy or permit any portion of the Premises leased to him to be occupied for the possession, storage, manufacture or sale of liquor, narcotics, or dope, or as a barber or manicure shop.

15. LESSOR shall have the right to prohibit any advertising by any LESSEE which, in LESSOR'S opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from LESSOR, LESSEE shall refrain from or discontinue such advertising. LESSEE shall not use the name of the building or its owner in any advertising without the express written consent of the LESSOR.

16. No LESSEE shall install or permit the installation or use of any machines dispensing goods for sale, including without limitation, foods, beverages, cigarettes or cigars. No food or beverage shall be carried in the public halls and elevators of the buildings, except in closed containers.

17. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

18. Canvassing, soliciting and peddling in the building is prohibited and each LESSEE shall cooperate to prevent the same by notifying the LESSOR. LESSOR reserves the right to inspect any parcel or package being removed from the building by LESSEE, its employees, representatives and business invitees.

19. There shall not be used in any space or in the public halls of any building, either by a LESSEE or by jobbers or others in the delivery of or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

                                    EXHIBIT "A"

                                     Floor Plan

                                    EXHIBIT "B"

                            Description of LESSOR'S Work


           LESSOR shall construct LESSEE'S Premises in accordance with a mutually agreed upon floor plan.

[LETTERHEAD]

December 18, 1995

Mr. Keith Crozier
IntelliLink, Corp.
One Tara Boulevard
Nashua, NH  03062


                            SUPPLEMENTAL AGREEMENT

To be attached to and made a part of that certain Lease Agreement dated November 20, 1995, by and between Thomas J. Flatley d/b/a The Flatley Company, as LESSOR, and IntelliLink, Corp., as LESSEE.

Relative to the Premises located at Suite Number 200 on the second (2nd) floor of Nashua Office Park, One Tara Blvd., Nashua, NH 03062, and more specifically referred to in the above-mentioned Lease, our records indicate the following pertinent information with regard to same:

           Occupancy Date:     December 11, 1995

   Term Commencement Date:     December 11, 1995

        Actual Term Dates:     December 11, 1995 - December 31, 1998

   Rent Commencement Date:     December 11, 1995

If you concur with the above, please acknowledge by signature below, retaining one (1) copy of this agreement for your files and returning the other to my attention, at your earliest possible convenience.

Should this Supplemental Agreement not be executed and returned to LESSOR within thirty (30) days of its receipt by LESSEE, said dates as specified herein shall hereby be deemed assented to by the LESSOR.

Sincerely yours,

/s/ Diane Regan

Diane Regan
COMMERCIAL/INDUSTRIAL DIVISION

CC:  S. Weeks
     R. Gustafson

CERTIFIED MAIL - RETURN RECEIPT REQUESTED - Z 394 773 280

Page Two
December 18, 1995
Mr. Keith Crozier
IntelliLink, Corp.


     The foregoing is hereby acknowledged and agreed.


WITNESS                                LESSEE:  IntelliLink, Corp.

-----------------------------------    ---------------------------------------
                                       By:  Keith Crozier
                                       Its:

                                       Duly Authorized

                              THE FLATLEY COMPANY

                       STANDARD FORM OF COMMERCIAL LEASE


                            SUBMISSION NOT AN OPTION

THE SUBMISSION OF THIS LEASE FOR EXAMINATION AND NEGOTIATION DOES NOT CONSTITUTE AN OFFER TO LEASE, A RESERVATION OF, OR OPTION FOR THE PREMISES AND SHALL VEST NO RIGHT IN ANY PARTY. TENANT OR ANYONE CLAIMING UNDER OR THROUGH TENANT SHALL HAVE THE RIGHTS TO THE PREMISES AS SET FORTH HEREIN AND THIS LEASE BECOMES EFFECTIVE AS A LEASE ONLY UPON EXECUTION, ACKNOWLEDGEMENT THEREOF BY LANDLORD AND TENANT, REGARDLESS OF ANY WRITTEN OR VERBAL REPRESENTATION OF ANY AGENT, MANAGER OR EMPLOYEE OF LANDLORD TO THE CONTRARY.

                               TABLE OF CONTENTS

SECTION                                                                  PAGE
-------                                                                  ----
SECTION 1 - PARTIES  . . . . . . . . . . . . . . . . . . . . . . . .      -1-

SECTION 2 - PREMISES . . . . . . . . . . . . . . . . . . . . . . . .      -1-

SECTION 3 - TERM . . . . . . . . . . . . . . . . . . . . . . . . . .      -1-

SECTION 3A  ADJUSTMENT OF TERM . . . . . . . . . . . . . . . . . . .      -1-

SECTION 4 - COMMENCEMENT DATE  . . . . . . . . . . . . . . . . . . .      -1-

SECTION 5 - RENT . . . . . . . . . . . . . . . . . . . . . . . . . .      -2-

SECTION 5A  RENT COMMENCEMENT DATE . . . . . . . . . . . . . . . . .      -2-

SECTION 6 - ABATEMENT OF RENT  . . . . . . . . . . . . . . . . . . .      -2-

SECTION 7 - SECURITY DEPOSIT . . . . . . . . . . . . . . . . . . . .      -2-

SECTION 8 - ADDITIONAL RENT  . . . . . . . . . . . . . . . . . . . .      -2-
          Real Estate Taxes  . . . . . . . . . . . . . . . . . . . .      -2-
          Operating Expenses . . . . . . . . . . . . . . . . . . . .      -3-

SECTION 9    USE . . . . . . . . . . . . . . . . . . . . . . . . . .      -6-

SECTION 10 - COMPLIANCE WITH LAWS  . . . . . . . . . . . . . . . . .      -6-

SECTION 11 - FIRE INSURANCE  . . . . . . . . . . . . . . . . . . . .      -6-

SECTION 12 - UTILITIES . . . . . . . . . . . . . . . . . . . . . . .      -6-

SECTION 13 - ELECTRICAL  . . . . . . . . . . . . . . . . . . . . . .      -7-

SECTION 14 - ADDITIONAL CHARGES  . . . . . . . . . . . . . . . . . .      -7-

SECTION 15 - MAINTENANCE OF PREMISES . . . . . . . . . . . . . . . .      -7-

SECTION 16 - ALTERATIONS . . . . . . . . . . . . . . . . . . . . . .      -7-

SECTION 17 - LESSOR'S LIABILITY  . . . . . . . . . . . . . . . . . .      -8-

SECTION 18 - LESSOR'S SERVICES . . . . . . . . . . . . . . . . . . .      -8-

SECTION 19 - DAMAGES . . . . . . . . . . . . . . . . . . . . . . . .      -8-

SECTION 20 - LESSEE'S LIABILITY INSURANCE  . . . . . . . . . . . . .      -8-

SECTION 21 - INSURABLE DAMAGES . . . . . . . . . . . . . . . . . . .      -8-

SECTION 22 - FIRE, CASUALTY, EMINENT DOMAIN  . . . . . . . . . . . .      -8-

SECTION 23 - DEFAULT, BANKRUPTCY . . . . . . . . . . . . . . . . . .      -9-

SECTION 24 - NOTICE  . . . . . . . . . . . . . . . . . . . . . . . .      -9-

SECTION 25 - SURRENDER . . . . . . . . . . . . . . . . . . . . . . .      -9-

SECTION 26 - HOLDING OVER  . . . . . . . . . . . . . . . . . . . . .     -10-

SECTION 27 - RIGHT TO MOVE . . . . . . . . . . . . . . . . . . . . .     -10-

SECTION 28 - RULES AND REGULATIONS . . . . . . . . . . . . . . . . .     -10-

SECTION 29 - NOT TO INVALIDATE . . . . . . . . . . . . . . . . . . .     -10-


SECTION 30 - QUIET ENJOYMENT . . . . . . . . . . . . . . . . . . . .     -10-

SECTION 31 - ASSIGNMENT AND SUBLETTING . . . . . . . . . . . . . . .     -11-

SECTION 32 - SUBORDINATE . . . . . . . . . . . . . . . . . . . . . .     -11-

SECTION 33 - LESSOR'S ACCESS . . . . . . . . . . . . . . . . . . . .     -12-

SECTION 34 - INDEMNIFICATION AND LIABILITY . . . . . . . . . . . . .     -12-

SECTION 35 - LESSEE'S RISK . . . . . . . . . . . . . . . . . . . . .     -12-

SECTION 36 - INJURY CAUSED BY THIRD PARTY  . . . . . . . . . . . . .     -12-

SECTION 37 - LESSEE'S REMOVABLE PROPERTY . . . . . . . . . . . . . .     -12-

SECTION 38 - WAIVER  . . . . . . . . . . . . . . . . . . . . . . . .     -13-

SECTION 39 - FINANCIAL INFORMATION . . . . . . . . . . . . . . . . .     -13-

SECTION 40 - LATE PAYMENT  . . . . . . . . . . . . . . . . . . . . .     -13-

SECTION 41 - GUARANTY  . . . . . . . . . . . . . . . . . . . . . . .     -13-

SECTION 42 - WHEN LEASE BECOMES BINDING  . . . . . . . . . . . . . .     -14-
             Rules and Regulations . . . . . . . . . . . . . . . . .     -17-
             Exhibit "A" . . . . . . . . . . . . . . . . . . . . . .     -19-
             Exhibit "B" . . . . . . . . . . . . . . . . . . . . . .     -20-

                           STANDARD COMMERCIAL LEASE


                              SECTION 1 - PARTIES

Thomas J. Flatley d/b/a The Flatley Company, LESSOR, which expression shall include their heirs, successors and assigns where the context so admits, does hereby lease to Intellilink Corp., LESSEE.


                              SECTION 2 - PREMISES

LESSEE, which expression shall include its successors, executors, administrators and assigns where the context so admits, does hereby lease the following described Premises: Suite Number 202 consisting of approximately 1,535 square feet of space (hereinafter referred to as the "Premises") located on the second (2nd) floor of Nashua Office Park, One Tara Boulevard, Nashua, NH 03062, as outlined on Exhibit "A" of this Lease, which also includes a 15% common area factor, together with the right to use in common, with others entitled thereto, the hallways, stairways and elevators, necessary for access to said Premises and lavatories nearest thereto.


                                SECTION 3 - TERM

The term of this Lease shall be for two (2) years seven (7) months, commencing on the Commencement Date (defined below), and terminating two (2) years seven (7) months immediately thereafter, unless sooner terminated as herein provided.


                        SECTION 3A - ADJUSTMENT OF TERM

If the Commencement Date (defined below) is other than the first day of a calendar month, this Lease shall continue in full force and effect for a period of two (2) years seven (7) months from the first day of the calendar month next succeeding the Commencement Date.


                         SECTION 4 - COMMENCEMENT DATE

The Commencement Date of the term of this Lease shall be the earlier to occur of (i) the date the Premises are ready for occupancy or (ii) the date LESSEE takes occupancy of the Premises. The Premises shall be deemed ready for occupancy on the first day as of which LESSOR'S work has been completed except for items of work (and, if applicable, adjustment and fixtures) which can be completed after occupancy has been taken, without causing undue interference with LESSEE'S use of the Premises (i.e., so-called "punch list" items) and LESSEE has been given notice thereof. LESSOR shall complete as soon as conditions permit, all "punch list" items and LESSEE shall afford LESSOR access to the Premises for such purposes.

Notwithstanding the foregoing, if LESSEE'S personnel shall occupy all or any part of the Premises for the conduct of its business prior to the Commencement Date as determined pursuant to the preceding paragraph, such date of occupancy shall, for all intents and purposes of this Lease, be the Commencement Date.

LESSOR and LESSEE agree to execute a Supplemental Agreement setting forth the actual Occupancy and Term Dates, once the same have been established.

                                SECTION 5 - RENT

The LESSEE agrees to pay to LESSOR, without deduction or offset, rent at the rate of TWENTY-THREE THOUSAND FOUR HUNDRED EIGHT AND 75/100 ($23,408.75) Dollars annually, payable in advance on the first day of each month, in equal monthly installments of ONE THOUSAND NINE HUNDRED FIFTY AND 73/100 ($1,950.73) Dollars, and at that rate for any fraction of a month at the beginning of the term.


                      SECTION 5A - RENT COMMENCEMENT DATE

The payment of rental shall commence upon the Commencement Date.


                         SECTION 6 - ABATEMENT OF RENT

It is understood and agreed that if for any reason whatsoever, the LESSOR does not deliver possession of the Premises according to the terms of this Lease, the rent shall be abated until such date as possession of the Premises is rendered by the LESSOR. In no event shall the LESSOR, its agents or employees be liable in damages for failure to deliver possession under the terms of this Lease, except for willful failure to do so.


                          SECTION 7 - SECURITY DEPOSIT

Upon the execution of this Lease by LESSEE, LESSEE shall pay to LESSOR, the amount of ONE THOUSAND NINE HUNDRED FIFTY AND 73/100 ($1,950.73) Dollars which shall be held as security for LESSEE'S performance as herein provided. Said Security Deposit shall be refunded to LESSEE at the end of this Lease, subject to LESSEE'S satisfactory compliance with the conditions herein contained and set forth.


                          SECTION 8 - ADDITIONAL RENT

In accordance with the following, LESSEE shall under the terms, conditions and provisions hereinafter provided, pay to LESSOR as additional rent, the following:

                               REAL ESTATE TAXES

          1. If real estate taxes upon the land and buildings (the "Property"), of which the Premises are a part, for any tax year exceed the real estate base tax amount, whether by reason of an increase in either the tax rate or the assessed valuation or both, LESSEE shall pay to LESSOR as additional rent within ten (10) days after billing therefor, an amount equal to the product of (a) such excess over the base taxes and (b) the following fraction:

                     Square Footage of Lessee's Premises
                Aggregate of All the Rentable Square Footage
                --------------------------------------------
       (whether or not rented or improved within the entire building)

          Effective April 1, 1997, LESSEE shall pay monthly, at the
                             ----
          time when Rent payments are due hereunder, an amount equal to one-twelfth (1/12) of the total of annual real estate taxes (as estimated by LESSOR) due from LESSEE to LESSOR pursuant to this Subsection 8.1. Promptly after the determination by any taxing authority of real estate taxes upon the Building for each tax year, LESSOR shall make a determination of the real estate taxes allocated to the Premises, and if the aforesaid payments theretofore made for such tax year by LESSEE exceed the real estate taxes allocated to the Premises, such overpayment shall be credited against the payments thereafter to be made by LESSEE pursuant to this paragraph; and if the real estate taxes allocated to the Premises for such tax year are greater than such payments theretofore made on account for such tax year, LESSEE shall within ten (10) days of written notice from the LESSOR make a suitable payment to LESSOR. Xerox copies of tax bills submitted by LESSOR with any such statement shall be conclusive evidence of the amount of real estate taxes charged, assessed or imposed. After the full assessment year, the initial monthly payment on account of the real estate taxes allocated to the Premises shall be replaced each year by a payment which is one-twelfth (1/12th) of the real estate taxes allocated to the Premises for the immediately preceding tax year.

          2. For the purposes of this clause, the term "Tax Year" shall mean the twelve month period commencing on July 1st (or any month as it may apply and/or change for the city, town or municipality tax period) immediately preceding the Commencement Date and each twelve month period thereafter during the term of this Lease.

          3. It is agreed by both parties that the Base Year as it applies to taxes for this Lease shall be April 1, 1996 - March 31, 1997.

          4. If any abatement, refund or rebate shall be subsequently made for any tax year, an appropriate adjustment shall be made in the amount payable from, or paid by LESSEE to LESSOR on account of said real estate taxes, after deducting the LESSOR'S expenses reasonably incurred in obtaining such abatement, refund or rebate and provided there is no existing default of LESSEE. An appropriate adjustment will be made to the base tax year as a result of the foregoing.

          5. If some method or type of taxation replaces the current method of assessment of real estate taxes, or the type thereof, LESSEE agrees that it shall pay an equitable share of the same computation herein provided, to the end that LESSEE'S share thereof shall be to the maximum extent practicable, comparable to that which LESSEE would bear under the foregoing provisions.

          6. If a tax (other than a Federal or State net income tax) is assessed on account of the rents or other charges payable by LESSEE to the LESSOR under this Lease, LESSEE agrees to pay the same within ten (10) days after billing therefor, unless applicable law prohibits the payment of such tax by LESSEE. LESSOR shall have the same rights and remedies for non-payment by LESSEE of any such amounts due on account of such taxes as LESSOR has hereunder, for the failure of LESSEE to pay rent as provided for in Section 23 of this Lease.


                               OPERATING EXPENSES

          7. The following is a list of all such items of operating expenditures as are within the meaning of "Operating Expenses" hereinafter set forth. If, in any calendar year of the term of this Lease, LESSOR'S Operating Expenses exceed Operating Expenses for the calendar year 1996, as it relates to all other changes with the exception of snow removal, which shall be an amount representative of LESSOR'S actual snow removal costs over the previous five (5) year period. LESSEE shall after notice as hereinafter provided, pay to LESSOR as additional rent, an amount equal to the product of (a) such excess multiplied by (b) a fraction involving the same numerator and denominator as is provided for in Subsection 8.1 of this Lease.

          8. The expression "Operating Expenses" as used herein, shall mean the aggregate cost or expenses reasonably incurred by LESSOR with respect to the operation, administration, cleaning, repair, maintenance and management of the Property, including without limitation, those items enumerated hereinafter. If during any portion of the calendar year for which Operating Expenses are being computed, less than 93% of the building's rentable area was occupied by tenants, actual Operating Expenses incurred shall be reasonably extrapolated by LESSOR on an item by item basis to the estimated operating expenses that would have been incurred if the building were at least 93% occupied for such year, and such extrapolated amounts shall for the purposes hereof, be deemed to be the Operating Expenses for such year.

          9. Effective January 1, 1997, LESSEE shall pay monthly, at the time
                                  ----
          when Rent payments are due hereunder, an amount equal to one-twelfth (1/12th) of the total annual Operating Expenses (as estimated by LESSOR) due from LESSEE to LESSOR pursuant to Subsection 8.7 of this Lease. Promptly after the end of each calendar year thereafter, LESSOR shall make a determination of LESSEE'S share of such Operating Expenses; and if the aforesaid payments theretofore made for such period by LESSEE exceed LESSEE'S share, such overpayment shall be credited against the payments thereafter to be made by LESSEE pursuant to this Paragraph; and if LESSEE'S share is greater than such payments theretofore made on account for such period, LESSEE shall within thirty (30) days of written notice from the LESSOR make a suitable payment to LESSOR.

          The initial monthly payment on account of the Operating Expense Charge shall be replaced after LESSOR'S determination of LESSEE'S share thereof for the preceding accounting period by a payment which is one-twelfth (1/12th) of LESSEE'S actual share thereof for the immediately preceding period, with adjustments as appropriate where such preceding period is less than a full twelve-month period. LESSOR shall have the same rights and remedies for non-payment by LESSEE of any such amounts due on account of such Operating Expenses as LESSOR has hereunder, for the failure of LESSEE to pay rent as provided for in Section 23 of this Lease.

          10. Without limitation, Operating Expenses shall include:

              a. All expenses incurred by LESSOR or LESSOR'S agents which shall be directly related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, worker's compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on LESSOR or LESSOR'S agents pursuant to any collective bargaining agreement for the services of employees of LESSOR or LESSOR'S agents in connection with the operation, repair, maintenance, cleaning, management and protection of the Property, and its mechanical systems including, without limitation, day and night supervisors, property manager, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers and personnel engaged in supervision of any of the persons mentioned above; provided that, if any such employee is also employed on other properties of LESSOR, such compensation shall be suitably prorated among the Property and such other properties.

              b. The cost of services, utilities, materials and supplies furnished or used in the operation, repair, maintenance, cleaning, management and protection of the Property.

              c. The cost of replacements for tools and other similar equipment used in the repair, maintenance, cleaning and protection of the Property; provided that, in the case of any such equipment used jointly on other properties of LESSOR, such costs shall be suitably prorated among the Property and such other properties.

              d. Where the Property is managed by LESSOR or an affiliate of LESSOR, a sum equal to the amounts customarily charged by management firms in the Nashua area for similar properties whether or not actually paid, or where otherwise managed, the amounts accrued for management, together with amounts accrued for legal and other professional fees relating to the Property, but excluding such fees and commissions paid in connection with services rendered for securing or renewing leases and for matters not related to the normal administration and operation of the building.

              e. Premiums for insurance against damage or loss to the building from such hazards as shall from time to time be generally required by institutional mortgagors in the Nashua area for similar properties, including, but not by way of limitation, insurance covering loss of rent attributable to any such hazards, and public liability insurance.

              f. Cost for electricity, water and sewer use charges, and other utilities supplied to the Property and not paid for directly by LESSEE.

              g. Betterment assessments, provided the same are apportioned equally over the longest period permitted by law.

              h. Amounts paid to independent contractors for services, materials and supplies furnished for the operation, repair, maintenance, cleaning and protection of the Property.

              i. Any capital expenditure made by LESSOR during the term of this Lease, the total cost of which is not properly includable in Operating Expenses for the operating year in which it was made, shall nevertheless be included in such Operating Expenses for the operating year in which it was made, and Operating Expenses for each succeeding operating year shall include the annual charge-off of such capital expenditure. Annual charge-off shall be determined by dividing the original capital expenditure plus an interest factor, reasonably determined by LESSOR, as being the interest rate then being charged for long-term mortgages by institutional lenders on "like" properties within the locality in which the building is located, by the number of years of useful life of the capital expenditure, and the useful life shall be determined reasonably by LESSOR in accordance with generally accepted accounting principles and practices in effect at the time of making such expenditure.

                                SECTION 9 - USE

The LESSEE shall use the Premises only for the purpose of general business offices.


                       SECTION 10 - COMPLIANCE WITH LAWS

The LESSEE acknowledges that no trade or occupation shall be conducted in the Premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the Premises is situated.


                          SECTION 11 - FIRE INSURANCE

The LESSEE shall not permit any use of the Premises which will make voidable any insurance on the Property of which the Premises are a part, or on the contents of said Property, which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall, on demand, reimburse the LESSOR and all other tenants, all extra insurance premiums caused by LESSEE'S misuse of the Premises.


                             SECTION 12 - UTILITIES

The LESSOR shall provide all LESSEE'S water and sewer use and reasonable heating and air-conditioning during the normal heating and cooling season between the hours of 8:00 A.M. and 6:00 P.M., during normal business days. The normal cooling season shall be from April 15th to October 1st of any given year.
Normal business days are all days except Saturday, Sunday, New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving Day, Christmas Day (and the following day when any such day occurs on Sunday) and such other days as LESSOR presently or in the future recognizes as holidays for LESSOR'S general office staff. In addition, LESSOR agrees to furnish elevator service and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or to causes beyond LESSOR'S control. If LESSEE shall require air-conditioning, heating or ventilation outside the hours and days above specified, LESSOR shall furnish such service and LESSEE shall pay therefor such charges as may from time to time be in effect. In the event LESSEE introduces into the Premises personnel or equipment which overloads the capacity of the building system or in any other way interferes with the system's ability to perform adequately its proper functions, supplementary systems may if and as needed at LESSOR'S option, be provided by LESSOR, at LESSEE'S expense.

                            SECTION 13 - ELECTRICAL

LESSOR shall purchase and receive electric current for the Premises directly from the public utility company serving the building and LESSEE shall permit LESSOR'S existing wires, risers, conduits and other electrical equipment of LESSOR to be used for such purposes. LESSOR shall not in any way be liable or responsible to LESSEE for any loss or damage or expense which LESSEE may sustain or incur if, during the term of this Lease, either the quantity or character of electric current is changed or electric current is no longer available or suitable for LESSEE'S requirements due to a factor or cause beyond LESSOR'S control. LESSOR at LESSEE'S expense, shall purchase and install all lamps, tubes, bulbs, starters and ballasts.


                        SECTION 14 - ADDITIONAL CHARGES

Should LESSEE fail to pay when due, any sums under this Lease designated as an additional charge, LESSOR shall have the same rights and remedies as LESSOR has hereunder, for failure to pay rent as provided for in Section 23 of this Lease.


                      SECTION 15 - MAINTENANCE OF PREMISES

The LESSEE agrees to maintain the Premises in the same condition as existed at the commencement of the term or as they may be improved during the term of this Lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the Premises are now in good order and the glass whole. The LESSEE shall not permit the Premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the Premises. LESSEE shall be responsible for the cost of repairs which may be made necessary by reason of damage to common areas in the building by LESSEE, LESSEE'S independent contractors, or LESSEE'S invitees. If repairs are required to be made by LESSEE pursuant to the terms hereof, LESSOR may demand that LESSEE make the same forthwith, and if LESSEE refuses or neglects to commence such repairs and complete the same with reasonable dispatch after such demand, LESSOR may (but shall not be required to) make or cause such repairs to be made and shall not be responsible to LESSEE for any loss or damage that may occur to LESSEE'S stock or business by reason thereof. If LESSOR makes or causes such repairs to be made, LESSEE agrees that LESSEE shall forthwith on demand, pay to LESSOR the cost thereof as an additional charge.


                            SECTION 16 - ALTERATIONS

The LESSEE shall not make any structural alterations or additions to the Premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE'S sole cost and expense and shall be of such quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the Premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

                       SECTION 17 - LESSOR'S LIABILITY

LESSEE specifically agrees to look solely to LESSOR'S then equity interest in the Property at the time owned, for recovery of any judgment from LESSOR; it being specifically agreed that neither LESSOR (original or successor) nor anyone claiming under the LESSOR, shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to LESSEE.

                        SECTION 18 - LESSOR'S SERVICES

With respect to any services to be furnished by LESSOR to LESSEE, LESSOR shall in no event be liable for failure to furnish the same when prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any cause due to any act or neglect of LESSEE or LESSEE'S servants, agents, employees, licensees or any person claiming by, through or under LESSEE.

                             SECTION 19 - DAMAGES

In no event shall LESSOR ever be liable to LESSEE for any indirect or consequential damages suffered by LESSEE from whatever cause.

                  SECTION 20 - LESSEE'S LIABILITY INSURANCE

The LESSEE shall maintain with respect to the Premises and the Property of which the Premises are a part, comprehensive public liability insurance in the amounts of $1,000,000.00/$1,000,000.00, with property damage insurance in limits of $1,000,000.00, in responsible companies qualified to do business in New Hampshire and in good standing therein, insuring the LESSOR as well as the LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR, prior to the Commencement Date of the term of this Lease, certificates for such insurance, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each insured named therein.

                        SECTION 21 - INSURABLE DAMAGES

LESSOR shall not be liable for any damage insurable by LESSEE to LESSEE'S fixtures, merchandise or property regardless of cause and LESSEE hereby releases LESSOR from same. LESSEE shall not be liable for any damage insurable by LESSOR to the Premises, regardless of cause and LESSOR hereby releases LESSEE from same.

                 SECTION 22 - FIRE, CASUALTY, EMINENT DOMAIN

Should a substantial portion of the Premises, or of the Property of which the Premises are a part, be damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this Lease. When such fire, casualty, or taking renders the Premises substantially unsuitable for LESSEE'S intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this Lease if: (a) the LESSOR fails to give written notice within ninety (90) days of its intention to restore the Premises, or (b) the LESSOR fails to restore the Premises to a condition substantially suitable for LESSEE'S intended use within one hundred twenty
(120) days of said fire, casualty or taking. The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the Premises for any taking by eminent domain, except for damage to LESSEE'S fixtures, property or equipment.

                       SECTION 23 - DEFAULT, BANKRUPTCY

If at any time subsequent to the date of this Lease, any one or more of the following events (herein referred to as a default of LESSEE) shall occur: (a) LESSEE shall fail to pay the installment of rent, escalation charge or other charges hereunder when due, and such failure shall continue for three (3) full business days after notice has been given to LESSEE from LESSOR; (b) LESSEE shall default in the observance or performance of any other of the LESSEE'S covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after such notice thereof; (c) LESSEE shall be declared bankrupt or insolvent according to law; or (d) if any assignment shall be made of LESSEE'S property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the Premises, to declare the term of this Lease ended, and to remove the LESSEE'S effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the remainder of the term. If the LESSEE should default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any section of this Lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, any such sums paid or obligations incurred, shall accrue interest at the rate of eighteen percent (18%) per annum, and all costs shall be paid to the LESSOR by the LESSEE, as additional rent.

                             SECTION 24 - NOTICE

Any notice from the LESSOR to the LESSEE relating to the Premises or to the occupancy thereof, shall be deemed duly served if addressed to the LESSEE and left at the Premises, or if addressed to the LESSEE and mailed to the Premises by registered or certified mail, return receipt requested, postage prepaid.

Any notice from the LESSEE to the LESSOR relating to the Premises or to the occupancy thereof, shall be deemed duly served if mailed to the LESSOR at Braintree Hill Office Park, 50 Braintree Hill Park, Braintree, MA 02184, or to such other address as the LESSOR may from time to time advise in writing.

                           SECTION 25 - SURRENDER

The LESSEE shall at the expiration or other termination of this Lease, remove all LESSEE'S goods and effects from the Premises (including without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside of the Premises). LESSEE shall deliver to LESSOR, the Premises and all keys, locks thereto and other fixtures connected therewith and all alterations and additions made to or upon the Premises, in the same condition as they were at the Commencement Date of the term of this Lease, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of LESSEE'S failure to remove any of LESSEE'S property from the Premises, LESSOR is hereby authorized without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

                          SECTION 26 - HOLDING OVER

Any holding over by LESSEE after the expiration of the term of this Lease shall be treated as a daily Tenancy At Sufferance, at a rate equal to two (2) times the rent plus escalation charges and other charges herein provided (prorated on a daily basis) and shall otherwise be on the same terms and conditions as set forth in this Lease, where the same may be applicable.

                          SECTION 27 - RIGHT TO MOVE

The LESSOR reserves the right to move the LESSEE and if LESSOR so requests, LESSEE shall vacate the Premises and relinquish its right with respect to the same, provided that LESSOR provides to LESSEE, space within the complex commonly known as Nashua Office Park, Nashua, NH 03062.

Such space shall be reasonably comparable in size, layout, finish and utility to the existing Premises, and further provided that LESSOR shall, at its sole cost and expense, move the LESSEE and its removable property from the Premises to such new space in such a manner as will minimize, to the greatest extent practicable, undue interference with the business or operations of LESSEE. Any such space shall from and after such relocation, be treated as the Premises demised under this Lease, and shall be occupied by LESSEE under the same terms, provisions and conditions as are set forth in this Lease.

                      SECTION 28 - RULES AND REGULATIONS

The LESSEE will observe and comply with the Rules and Regulations as attached hereto and made a part hereof, including revisions and additions as the LESSOR may from time to time institute.

                        SECTION 29 - NOT TO INVALIDATE

If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to the extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

                         SECTION 30 - QUIET ENJOYMENT

LESSEE, subject to the terms and provisions of this Lease, on payment of the rent and escalation charges and observing, keeping and performing all of the other terms and provisions of this Lease on LESSEE'S part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the term hereof, without hindrance or ejection by any persons lawfully claiming under LESSOR to have title to the Premises superior to LESSOR.

                    SECTION 31 - ASSIGNMENT AND SUBLETTING

The LESSEE shall not assign or sublet the whole or any portion of the Premises without LESSOR'S prior written consent, which consent shall be at the sole discretion of LESSOR. Any increase in the rent resulting from the permitted subletting will be due and payable to the LESSOR. The foregoing restrictions shall not be applicable to any assignment of this Lease or a subletting of the Premises by LESSEE to a subsidiary wholly-owned by LESSEE, or controlling operation, the stock in which is wholly-owned by the stockholders of LESSEE. It shall be a condition of the validity of any assignment, whether with the consent of LESSOR or to a subsidiary or controlling corporation, that the assignee agrees directly with LESSOR, to be bound by all the obligations of LESSEE hereunder including, without limitation, the covenant against further assignment and subletting. No assignment or subletting shall relieve LESSEE from its obligations hereunder and LESSEE shall remain fully and primarily liable therefor. If this Lease shall be assigned, or if the Premises or any portion thereof shall be sublet or occupied by anyone other than LESSEE, LESSOR may, at any time and from time to time, collect rent and other charges from the assignee, sublessee or occupant, and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, sublessee or occupant as a lessee, or a release of LESSEE or any successor from obtaining the express consent in writing of LESSOR, to any further assignment or subletting. No assignment or subletting and no use of the Premises by a subsidiary wholly-owned by LESSEE or controlling corporation of LESSEE shall affect permitted uses.

Notwithstanding the provisions of the above, any proposed assignee or sublessee submitted to the LESSOR for approval must have the same or greater financial strength as LESSEE. If LESSEE shall request permission to assign this Lease or sublet the Premises or any part thereof to any person other than a subsidiary wholly-owned by LESSEE or controlling corporation, the stock of which is wholly-owned by the stockholders of LESSEE, LESSEE shall, together with such request for consent thereto, inform LESSOR of the rental and other amounts to be paid by such assignee or sublessee, the term of any subletting and the financial information required by LESSOR to make the determination required by the first sentence of this paragraph.

LESSOR shall have the right to terminate this Lease, provided that LESSOR shall exercise such right within forty-five (45) days of its receipt of LESSEE'S request for such consent and provided further, that LESSEE shall have the right to withdraw its request for such consent within fifteen (15) days after its receipt of such notice from LESSOR, in which event such notice of termination shall become null and void. If this Lease shall be terminated pursuant to the provisions of the immediately preceding sentence, such termination shall become effective upon the last day of the calendar month next following LESSOR'S giving notice of termination. Upon LESSEE'S vacating the Premises in accordance with this Lease, LESSOR shall refund all unearned rent and other payments made by LESSEE.

                          SECTION 32 - SUBORDINATE

This Lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the Property of which the Premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this Lease to said mortgages, deeds of trust or other such instruments in the nature of mortgage, and LESSEE hereby appoints such holder as LESSEE'S attorney-in-fact to execute such subordination agreement upon default of LESSEE in complying with such holder's request.

                         SECTION 33 - LESSOR'S ACCESS

The LESSOR or agents of the LESSOR may, at reasonable times (except in cases of emergency), enter to view the Premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the Premises to others, and at any time within three (3) months prior to the expiration of the term, may affix to any suitable part of the Premises a notice for letting or selling the Premises or Property of which the Premises are a part and keep the same so affixed without hindrance or molestation.

                  SECTION 34 - INDEMNIFICATION AND LIABILITY

The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by the use or escape of water or by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the Premises so leased, or by any nuisance made or suffered on the Premises, unless such loss is caused by the negligence of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the Premises shall be the LESSOR'S responsibility.

                          SECTION 35 - LESSEE'S RISK

To the maximum extent this agreement may be made effective according to law, LESSEE agrees to use and occupy the Premises and to use such other portions of the building as LESSEE is herein given the right to use at LESSEE'S own risk; and LESSOR shall have no responsibility or liability for any loss of or damage to LESSEE'S removable property. The provisions of this section shall be applicable from and after the execution of this Lease and until the end of the term of this Lease, and during such further period as LESSEE may use or be in occupancy of any part of the Premises or of the building.

                  SECTION 36 - INJURY CAUSED BY THIRD PARTY

To the maximum extent this agreement may be made effective according to law, LESSEE agrees that LESSOR shall not be responsible or liable to LESSEE or to those claiming by, through or under LESSEE, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Premises or any part of the Property or otherwise.

                  SECTION 37 - LESSEE'S REMOVABLE PROPERTY

All articles of personal property and all business fixtures, machinery and equipment and furniture owned or installed by LESSEE solely at its expense in the Premises (LESSEE'S removable property) shall remain the property of the LESSEE and may be removed by LESSEE at any time prior to the expiration of this Lease, provided that LESSEE, at its expense, shall repair any damage to the building caused by such removal or installation.

                               SECTION 38 - WAIVER

Failure on the part of LESSOR or LESSEE to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by LESSOR or LESSEE, respectively, of any of the other's rights hereunder. Further, no waiver at any time of any of the provisions hereof by LESSOR or LESSEE shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of LESSOR or LESSEE to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary LESSOR'S or LESSEE'S consent or approval to or of any subsequent similar act by the other.

No payment by LESSEE, or acceptance by LESSOR, of a lesser amount than shall be due from LESSEE to LESSOR shall be treated otherwise than as a payment on account. The acceptance by LESSOR of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and LESSOR may accept such check without prejudice to any other rights or remedies which LESSOR may have against LESSEE.

                      SECTION 39 - FINANCIAL INFORMATION

It is hereby understood and agreed that LESSEE will supply to the LESSOR, on an annual basis, a copy of LESSEE'S audited financial statement within ninety
(90) days following LESSEE'S fiscal year end. Any information obtained by LESSOR pursuant to the provisions of this Paragraph shall be treated as confidential, except that LESSOR may disclose such information to its lenders.

                          SECTION 40 - LATE PAYMENT

If LESSEE fails to pay any installment of Annual Rent and/or Additional Rent on or before the first (lst) day of the calendar month when such installment becomes due and Payable, LESSEE shall pay to LESSOR a late charge of five percent (5%) of the amount of such installment, and, in addition, such unpaid installment shall bear interest at the rate per annum which is four percent (4%) greater than the "base lending rate" then in effect at The
Wall Street Journal, or the highest rate permitted by law, whichever may be less; with it being the express intent of the parties that nothing herein contained shall be construed or implemented in such manner as to allow LESSOR to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charge and interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Annual Rent due.

                           SECTION 41 - GUARANTY

One (1) Guaranty is attached hereto and made a part hereof.

                    SECTION 42 - WHEN LEASE BECOMES BINDING

The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for the Premises, and this document shall become effective and binding only upon the execution thereof by both LESSOR and LESSEE, regardless of any written or verbal representation of any agent, manager or other employee of LESSOR to the contrary. All negotiations, consideration, representations and understandings between LESSOR and LESSEE are incorporated herein and this Lease expressly supersedes any proposals or other written documents relating hereto. This Lease may be modified or altered only by written agreement between LESSOR and LESSEE, and no act or omission of any employee or agent of LESSOR shall alter, change or modify any of the provisions thereof.

IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 13th day of June, 1996.


                                       LESSOR    Thomas J. Flatley d/b/a
                                                 The Flatley Company


/S/ Francesca M. Austin                          /s/ Thomas J. Flatley
------------------------------                   ------------------------------
WITNESS                                          By   Thomas J. Flatley
                                                 Its  President


                                       LESSEE    Intellilink Corp.


/S/ [Illegible]                                  /s/ Brad Rowe
------------------------------                   ------------------------------
WITNESS                                          By
                                                 Its  President

                                                      Duly Authorized

COMMONWEALTH OF MASSACHUSETTS )
                              )   SS.
COUNTY OF NORFOLK             )

                                                                June 13, 1996.

     Then personally appeared Thomas J. Flatley to me known to be the individual who acknowledged himself to be the President of The Flatley Company, LESSOR, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal at Norfolk County, Braintree, Massachusetts, this 13th day of June, 1996.


                                       /s/ Diane R. Regan
                                       -------------------------------
                                       Notary Public
                                       My commission expires:
                                                                   [SEAL]

STATE OF    California        )
         --------------------
                              )   SS.
COUNTY OF   Santa Clara       )
          -------------------

                                                                 June 5, 1996.
                                                                 ------

     Then personally appeared Brad Rowe to me known to be the individual who acknowledged himself to be the President of Intellilink Corp., LESSEE, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal at Santa Clara County, San Jose, California, this 5th day of June, 1996.



[SEAL]                                 /s/ Valerie Bliesener
                                       -------------------------------------
                                       Notary Public
                                       My commission expires: April 21, 2000

                                      GUARANTY

     IN CONSIDERATION of the execution and delivery of the within Lease dated the 13th day of June, 1996, by and between Thomas J. Flatley d/b/a The
    ----        ----    --
Flatley Company, as Lessor, and Intellilink Corp., as Lessee, the undersigned, Puma Technology, Inc., having its place of business at_________________________________________________________, does hereby guarantee, jointly and severally, to the Lessor, its successors and assigns, in the event of a default by the Lessee in the within Lease, the payment of rental reserved in the within Lease and the performance by the Lessee of its covenants and agreements therein contained. This Guaranty and the limits set forth herein, shall not limit the rights of the Lessor as contained in the Lease in the event of any defaults by Lessee.

     The undersigned hereby expressly waives notice of all defaults and agrees that the waiver of any rights by the Lessor against the Lessee, arising out of defaults by the Lessee or otherwise, shall not in any way modify or release the obligations of the undersigned.

     IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed at San Jose, CA, this 5th day of June, 1996.


                                       Puma Technology, Inc.


/s/ [Illegible]                        /s/ Brad Rowe
------------------------------         ------------------------------
Witness                                By
                                       Its  President & CEO




STATE OF    California        )
         --------------------
                              )   SS.
COUNTY OF   Santa Clara       )
          -------------------

                                                                 June 5, 1996.
                                                                 ------

     Then personally appeared Brad Rowe to me known to be the individual who acknowledged himself to be the President & CEO of Puma Technology, Inc., and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal at Santa Clara County, San Jose, California, this 5th day of June, 1996.


[SEAL]                                 /s/ Valerie Bliesener
                                       -------------------------------------
                                       Notary Public
                                       My commission expires: April 21, 2000

                              RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors and halls shall not be obstructed or encumbered by any LESSEE, nor shall they be used for any purpose other than ingress and egress to and from the Premises. LESSOR shall keep the sidewalks and curbs directly in front of said Premises, clean and free from ice and snow.

2. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the LESSOR. No curtains, blinds, shades or screens shall be attached to, hung in, or used in connection with, any window or door of the Premises, without the prior written consent of the LESSOR. Any such awnings, projections, curtains, blinds, shades, screens or other fixtures used by LESSEE (if given the prior written consent of the LESSOR for such use), shall be of a quality, type, design and color, attached in a manner approved by the LESSOR.

3. A building directory will be maintained in the main lobby of the building at the expense of the LESSOR and the number of such listings shall be at the sole discretion of the LESSOR. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any LESSEE on any part of the outside or inside of the Premises or building, without the prior written consent of the LESSOR. In the event of violation of the foregoing by any LESSEE, LESSOR may remove same without any liability and may charge the expense incurred by such removal to any LESSEES violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each LESSEE, at LESSEE'S expense and shall be of a size, color and style acceptable to the LESSOR.

4. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the building shall not be covered or obstructed by any LESSEE, nor shall any bottles, parcels or other articles be placed on the windowsills.

5. No show cases or other articles shall be put in front of, or affixed to any part of the exterior of the building, nor placed in the halls, corridors, vestibules or fire escapes, without the prior written consent of the LESSOR.

6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuses of the fixtures shall be borne by the LESSEE who, or whose servants, employees, agents, visitors, or licensees, shall have caused same.

7. No LESSEE shall mark, paint, drill into, or in any way deface any part of the Premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of LESSOR, and as the LESSOR may direct. No LESSEE shall lay linoleum, or other similar floor covering, so that the same shall come in contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

8. No bicycles, vehicles or animals of any kind shall be brought in or kept about the Premises, and no cooking shall be done or permitted by LESSEE on said Premises. No LESSEE shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

9. No space in the building, except as provided in individual Leases, shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

10. No LESSEE shall make, or permit to be made, any unsettling or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises' or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No LESSEE shall throw anything out of doors, windows, skylights or down the passageways.

11. No LESSEE, nor any of LESSEE'S servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical and substance.

12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any LESSEE, nor shall any changes be made in existing locks or the mechanism thereof. Each LESSEE must, upon the termination of his tenancy, return to the LESSOR, all keys for stores, offices and toilet rooms, either furnished to, or otherwise procured by, such LESSEE, and in the event of the loss of any keys so furnished, such LESSEE shall pay the LESSOR the cost thereof.

13. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the LESSOR or its agents may determine from time to time. The LESSOR reserves the right to inspect all freight to be brought into the building and to exclude from the building, all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

14. No LESSEE shall occupy or permit any portion of the Premises leased to him to be occupied for the possession, storage, manufacture or sale of liquor, narcotics, or dope, or as a barber or manicure shop.

15. LESSOR shall have the right to prohibit any advertising by any LESSEE which, in LESSOR'S opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from LESSOR, LESSEE shall refrain from or discontinue such advertising. LESSEE shall not use the name of the building or its owner in any advertising without the express written consent of the LESSOR.

16. No LESSEE shall install or permit the installation or use of any machines dispensing goods for sale, including without limitation, foods, beverages, cigarettes or cigars. No food or beverage shall be carried in the public halls and elevators of the buildings, except in closed containers.

17. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

18. Canvassing, soliciting and peddling in the building is prohibited and each LESSEE shall cooperate to prevent the same by notifying the LESSOR. LESSOR reserves the right to inspect any parcel or package being removed from the building by LESSEE, its employees, representatives and business invitees.

19. There shall not be used in any space or in the public halls of any building, either by a LESSEE or by jobbers or others in the delivery of or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

                                 LEASE AGREEMENT

This Lease Agreement dated this 18th day of March, 1997, by and between Thomas J. Flatley d/b/a The Flatley Company, as LESSOR, and Intellilink Corporation, as LESSEE.

                                   WITNESSETH:

1. PREMISES: Located within Nashua Office Park, One Tara Boulevard, Nashua, NH 03062, LESSOR hereby leases to LESSEE, and LESSEE hires from LESSOR, the area as indicated on Exhibit "A", as attached hereto and made a part hereof, (the "Premises"), containing approximately 804 square feet of floor area.

2.   TERM: The term of this Lease Agreement shall be for eight
     (8) months, commencing on the commencement date (defined below), and terminating eight (8) months immediately thereafter, unless sooner terminated as herein provided.

3. COMMENCEMENT DATE: The Commencement Date of the term of this Lease shall be July 1, 1996.

     Notwithstanding the foregoing, if LESSEE'S personnel shall occupy all or any part of the Premises for the conduct of its business prior to the Commencement Date as determined pursuant to the preceding paragraph, such date of occupancy shall, for all intents and purposes of this Lease, be the Commencement Date.

     LESSOR and LESSEE agree to execute a Supplemental Agreement setting forth the actual Occupancy and Term Dates, once the same have been established.

4. RENT: The LESSEE agrees to pay to LESSOR, without deduction or offset, rent at the rate of FOUR THOUSAND TWO HUNDRED EIGHTY-EIGHT AND 00/100 ($4,288.00) Dollars annually, payable in advance of the first day of each month, in equal monthly installments of FIVE HUNDRED THIRTY-SIX AND 00/100 ($536.00) Dollars, and at that rate for any fraction of a month at the beginning of the term.

5. RENT COMMENCEMENT DATE: The payment of rental shall commence upon the Commencement Date.

6. ADDTTTONAL RENT: In accordance with the following, LESSEE shall under the terms, conditions and provisions hereinafter provided, pay to LESSOR as additional rent, the following:

                                 REAL ESTATE TAXES

     1. If real estate taxes upon the land and buildings (the "Property"), of which the Premises are a part, for any tax year exceed the real estate base tax amount, whether by reason of an increase in either the tax rate or the assessed valuation or both, LESSEE shall pay to LESSOR as additional rent within ten (10) days after billing therefore, an amount equal to the product of (a) such excess over the base taxes and (b) the following fraction:

                      Square Footage of LESSEE'S Premises
                  --------------------------------------------
                  Aggregate of All the Rentable Square Footage
         (whether or not rented or improved within the entire building)

Effective April 1, 1996, LESSEE shall pay monthly, at the time when Rent payments are due hereunder, an amount equal to one-twelfth (1/12th) of the total of annual real estate taxes (as estimated by LESSOR) due from LESSEE to LESSOR pursuant to this Subsection 6.1. Promptly after the determination by any taxing authority of real estate taxes upon the Building for each tax year, LESSOR shall make a determination of the real estate taxes allocated to the Premises, and if the aforesaid payments theretofore made for such tax year by LESSEE exceed the real estate taxes allocated to the Premises, such overpayment shall be credited against the payments thereafter to be made by LESSEE pursuant to this paragraph; and if the real estate taxes allocated to the Premises for such tax year are greater than such payments theretofore made on account for such tax year, LESSEE shall within ten (10) days of written notice from the LESSOR make a suitable payment to LESSOR. Xerox copies of tax bills submitted by LESSOR with any such statement shall be conclusive evidence of the amount of real estate taxes charged, assessed or imposed. After the full assessment year, the initial monthly payment on account of the real estate taxes allocated to the Premises shall be replaced each year by a payment which is one-twelfth (1/12th) of the real estate taxes allocated to the Premises for the immediately preceding tax year.

2. For the purposes of this clause, the term "Tax Year" shall mean the twelve month period commencing on April 1st (or any month as it may apply and/or change for the city, town or municipality tax period) immediately preceding the Commencement Date and each twelve month period thereafter during the term of this Lease.

3. It is agreed by both parties that the Base Year as it applies to taxes for this Lease shall be April 1, 1996 - March 31, 1996.

4. If any abatement, refund or rebate shall be subsequently made for any tax year, an appropriate adjustment shall be made in the amount payable from, or paid by LESSEE to LESSOR on account of said real estate taxes, after deducting the LESSOR'S expenses reasonably incurred in obtaining such abatement, refund or rebate and provided there is no existing default of LESSEE. An appropriate adjustment will be made to the base tax year as a result of the foregoing.

5. If some method or type of taxation replaces the current method of assessment of real estate taxes, or the type thereof, LESSEE agrees that it shall pay an equitable share of the same computation herein provided, to the end that LESSEE'S share thereof shall be to the maximum extent practicable, comparable to that which LESSEE would bear under the foregoing provisions.

6. If a tax (other than a Federal or State net income tax) is assessed on account of the rents or other charges payable by LESSEE to the LESSOR under this Lease, LESSEE agrees to pay the same within ten (10) days after billing therefore, unless applicable law prohibits the payment of such tax by LESSEE. LESSOR shall have the same rights and remedies for non-payment by LESSEE of any such amounts due on account of such taxes as LESSOR has hereunder, for the failure of LESSEE to pay rent as provided for in Section 11 of this Lease.

                                OPERATING EXPENSES

7. The following is a list of all such items of operating expenditures as are within the meaning of "Operating Expenses" hereinafter set forth. If, in any calendar year of the term of this Lease, LESSOR'S Operating Expenses exceed Operating Expenses for the calendar year 1996, as it related to all other charges with the exception of snow removal, which shall be an amount representative of LESSOR'S actual snow removal costs over the previous five
(5) year period, LESSEE shall after notice as hereinafter provided, pay to LESSOR as additional rent, an amount equal to the product of (a) such excess multiplied by (b) a fraction involving the same numerator and denominator as is provided for in Subsection 6.1 of this Lease.

8. The expression "Operating Expenses" as used herein, shall mean the aggregate cost of expenses reasonably incurred by LESSOR with respect to the operation, administration, cleaning, repair, maintenance and management of the Property, including without limitation, those items enumerated hereinafter. If during any portion of the calendar year for which Operating Expenses are being computed, less than 93% of the building's rentable area was occupied by tenants, actual Operating Expenses incurred shall be reasonably extrapolated by LESSOR on an item by item basis to the estimated operating expenses that would have been incurred if the building were at least 93% occupied for such year, and such extrapolated amounts shall for the purposes hereof, be deemed to be the Operating Expenses for such year.

9. Effective January 1, 1997, LESSEE shall pay monthly, at the time when Rent payments are due hereunder, an amount equal to one-twelfth (1/12th) of the total annual Operating Expenses (as estimated by LESSOR) due from LESSEE to LESSOR pursuant to Subsection 8.7 of this Lease. Promptly after the end of each calendar year thereafter, LESSOR shall make a determination of LESSEE'S share of such Operating Expenses; and if the aforesaid payments theretofore made for such period by LESSEE exceed LESSEE'S share, such overpayment shall be credited against the payments thereafter to be made by LESSEE pursuant to this Paragraph; and if LESSEE'S share is greater than such payments theretofore made on account for such period, LESSEE shall within thirty (30) days of written notice from the LESSOR make a suitable payment to LESSOR.

The initial monthly payment on account of the Operating Expense Charge shall be replaced after LESSOR'S determination of LESSEE'S share thereof for the preceding accounting period by a payment which is one-twelfth (1/12th) of LESSEE'S actual share thereof for the immediately preceding period, with adjustments as appropriate where such preceding period is less than a full twelve-month period. LESSOR shall have the same rights and remedies for non-payment by LESSEE of any such amounts due on account of such Operating Expenses as LESSOR has hereunder, for the failure of LESSEE to pay rent as provided for in Section 23 of this Lease.

10.  Without limitation, Operating Expenses shall include:

     a. All expenses incurred by LESSOR or LESSOR'S agents which shall be directly related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, worker's compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on LESSOR or LESSOR'S agents pursuant to any collective bargaining agreement for the services of employees of LESSOR or LESSOR'S agents in connection with the operation, repair, maintenance, cleaning, management and protection of the Property, and its mechanical systems including, without limitation, day and night supervisors, property manager, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers and personnel engaged in supervision of any of the persons mentioned above; provided that, if any such employee is also employed on other properties of LESSOR, such compensation shall be suitably prorated among the Property and such other properties.

     b. The cost of services, utilities, materials and supplies furnished or used in the operation, repair, maintenance, cleaning, management and protection of the Property.

     c. The cost of replacements for tools and other similar equipment used in the repair, maintenance, cleaning and protection of the Property; provided that, in the case of any such equipment used jointly on other properties of LESSOR, such costs shall be suitable prorated among the

     Property and such other properties.

     d. Where the Property is managed by LESSOR or an affiliate of LESSOR, a sum equal to the amounts customarily charged by management firms in the Nashua area for similar properties whether or not actually paid, or where otherwise managed, the amounts accrued for management, together with amounts accrued for legal and other professional fees relating to the Property, but excluding such fees and commissions paid in connection with services rendered for securing or renewing leases and for matters not related to the normal administration and operation of the building.

     e. Premiums for insurance against damage or loss to the building from such hazards as shall from time to time be generally required by institutional mortgagors in the Nashua area for similar properties, including, but not by way of limitation, insurance covering loss of rent attributable to any such hazards, and public liability insurance.

     f. Cost for electricity, water and sewer use charges, and other utilities supplied to the Property and not paid for directly by LESSEE.

     g. Betterment assessments, provided the same are apportioned equally over the longest period permitted by law.

     h. Amounts paid to independent contractors for services, materials and supplies furnished for the operation, repair, maintenance, cleaning and protection of the Property.

     i. Any capital expenditure made by LESSOR during the term of this Lease, the total cost of which is not properly includable in Operating Expenses for the operating year in which it was made, shall nevertheless be included in such Operating Expenses for the operating year in which it was made, and Operating Expenses for each succeeding operating year shall include the annual charge-off of such capital expenditure. Annual charge-off shall be determined by dividing the original capital expenditure plus an interest factor, reasonably determined by LESSOR, as being the interest rate then being charged for long-term mortgages by institutional lenders on "like" properties within the locality in which the building is located, by the number of years of useful life of the capital expenditure, and the useful life shall be determined reasonably by LESSOR in accordance with generally accepted accounting principles and practices in effect at the time of making such expenditure.

7. ELECTRICAL: LESSOR shall purchase and receive electric current for the Premises directly from the public utility company serving the building. LESSOR at LESSEE'S expense, shall purchase and install all lamps, tubes, bulbs, starters and ballasts.

     Section 7 of this Lease Agreement shall apply until such time as LESSOR separately meters LESSEE'S Premises. Thereupon, LESSEE shall be responsible to purchase its own light and plug electricity.

8. UTILITIES: The LESSOR shall provide all shall pay for all LESSEE'S water and sewer use charges and reasonable heating and air-conditioning during the normal heating and cooling season between the hours of 8:00 a.m. and 6:00 p.m. during normal business days.

9. NOTICES: Any notice from the LESSOR to the LESSEE relating to the Premises or to the occupancy thereof, shall be deemed duly served if addressed to the LESSEE and sent certified or registered mail to Nashua Office Park, One Tara Boulevard, Nashua, NH 03062.

     Any notice from the LESSEE to the LESSOR relating to the Premises or to the occupancy thereof, shall be deemed duly served if addressed to the LESSOR and sent certified or regisered mail to Braintree Hill Office Park, 50 Braintree Hill Park, Braintree, MA 02184.

10.  USE: LESSEE shall use the Premises only for the purpose of storage space.

11. LATE PAYMENT: If LESSEE fails to pay any installment of Annual Rent and/or Additional Rent on or before the first (lst) day of the calendar month when such installment becomes due and payable, LESSEE shall pay to LESSOR a late charge of five percent (5%) of the amount of such installment, and, in addition, such unpaid installment shall bear interest at the rate per annum which is four percent (4%) greater than the "base lending rate" then in effect at The Wall Street Journal, or the highest rate permitted by law whichever may be less; with it being the express intent of the parties that nothing herein contained shall be construed or implemented in such manner of the maximum legal rate then allowed by law. Such late charge and interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Annual Rent due.

12. FINANCIAL INFORMATION: It is hereby understood and agreed that LESSEE will supply to the LESSOR, on an annual basis, a copy of LESSEE'S audited financial statement within ninety (90) days following LESSEE'S fiscal year end. Any information obtained by LESSOR pursuant to the provisions of this Paragraph shall be treated as confidential, except that LESSOR may disclose such information to its lenders.

13. CONDITION OF PREMISES: LESSEE acknowledges that it has examined and inspected the Premises and is familiar with the physical condition thereof. LESSEE further acknowledges (1) that LESSOR has not made and does not hereby make any representations regarding the physical condition of the Premises and (2) that there are no warranties, either expressed or implied, regarding the condition of the Premises. Any such warranties which may exist, are hereby expressly released and waived. Accordingly, LESSEE hereby agrees to accept the Premises in their "as is" condition.

14. INSURANCE: LESSEE agrees to save LESSOR and indemnify LESSOR against any and all injury, loss, damage or claims for injury, loss or damage, of whatever nature, as a result of LESSEE'S use of said space. At the execution of this Agreement, LESSEE must produce evidence of Liability Insurance prior to its entering the Premises with minimum coverage of ONE MILLION AND 00/100 ($1,000,000.00) Dollars, on account of bodily injury to or death of one person, and ONE MILLION AND 00/100 ($1,000,000.00) Dollars, on account of bodily injury to or death of more than one person as a result of any one accident or disaster, and with ONE MILLION AND 00/100 ($1,000,000.00) Dollars minimum coverage for property damage in any accident and to deposit said policy or policies (or certificates thereof) with the LESSOR within thirty (30) days of any use or occupancy of the Premises.

15. GUARANTY: One (1) Corporate Guaranty is attached hereto and made a part hereof.

16. RULES AND REGULATIONS: LESSEE will observe and comply with the Rules and Regulations as attached hereto and made a part hereof, including revisions and additions as the LESSOR may from time to time institute.

17. The submission of this document is for examination and negotiation does not constitute an offer, and this document shall become effective and binding only upon the execution thereof by both LESSOR and LESSEE, regardless of any written or verbal representation of any agent, manager or other employee of LESSOR to the contrary. All negotiations, consideration, representations and understandings between LESSOR and LESSEE are incorporated herein and this Lease Agreement expressly supersedes any proposals or other written documents relating hereto. This Lease Agreement may be modified or altered only be written agreement between LESSOR and LESSEE, and no act or omission of any employee or agent of LESSOR shall alter, change or modify any of the provisions thereof.


     IN WITNESS WHEREOF, LESSOR and LESSEE have hereunto set their hands and common seals this 18th day of March, 1997.

                                        LESSOR:   Thomas J. Flatley d/b/a
                                                  The Flatley Company

/s/ Jennifer Pacino                               /s/ Thomas J. Flatley
-----------------------------                     ------------------------------
WITNESS                                           By   Thomas J. Flatley
                                                  Its  President


                                          LESSEE:   Intellink Corporation

                                                   /s/ M. Bruce Nakao
-----------------------------                     ------------------------------
WITNESS                                           By
                                                  Its  Sr. VP, CFO

                                                       Duly Authorized

                               RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors and halls shall not be obstructed or encumbered by any LESSEE, nor shall they be used for any purpose other than ingress and egress to and from the Premises. LESSOR shall keep the sidewalks and curbs directly in front of said Premises, clean and free from ice and snow.

2. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the LESSOR. No curtains, blinds, shades or screens shall be attached to, hung in, or used in connection with, any window or door of the Premises, without the prior written consent of the LESSOR. Any such awnings, projections, curtains, blinds, shades, screens or other fixtures used by LESSEE (if given the prior written consent of the LESSOR for such use), shall be of a quality, type, design and color, attached in a manner approved by the LESSOR.

3. A building directory will be maintained in the main lobby of the building at the expense of the LESSOR and the number of such listings shall be at the sole discretion of the LESSOR. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any LESSEE on any part of the outside or inside of the Premises or building, without the prior written consent of the LESSOR. In the event of violation of the foregoing by any LESSEE, LESSOR may remove same without any liability and may charge the expense incurred by such removal to any LESSEES violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each LESSEE, at LESSEE'S expense and shall be of a size, color and style acceptable to the LESSOR.

4. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the building shall not be covered or obstructed by any LESSEE, nor shall any bottles, parcels or other articles be placed on the windowsills.

5. No show cases or other articles shall be put in front of, or affixed to any part of the exterior of the building, nor placed in the halls, corridors, vestibules or fire escapes, without the prior written consent of the LESSOR.

6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuses of the fixtures shall be borne by the LESSEE who, or whose servants, employees, agents, visitors, or licensees, shall have caused same.

7. No LESSEE shall mark, paint, drill into, or in any way deface any part of the Premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of LESSOR, and as the LESSOR may direct. No LESSEE shall lay linoleum, or other similar floor covering, so that the same shall come in contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, soluble in water, the use of cement or ther similar adhesive mateial being expressly prohibited.

8. No bicycles, vehicles or animals of any kind shall be brought in or kept about the Premises, and no cooking shall be done or permitted by LESSEE on said Premises. No LESSEE shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

9. No space in the building, except as provided in individual Leases, shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

10. No LESSEE shall make, or permit to be made, any unsettling or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises' or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No LESSEE shall throw anything out of doors, windows, skylights or down the passageways.

11. No LESSEE, nor any of LESSEE'S servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical and substance.

12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any LESSEE, nor shall any changes be made in existing locks or the mechanism thereof. Each LESSEE must, upon the termination of his tenancy, return to the LESSOR, all keys for stores, offices and toilet rooms, either furnished to, or otherwise procured by, such LESSEE, and in the event of the loss of any keys so furnished, such LESSEE shall pay the LESSOR the cost thereof.

13. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the LESSOR or its agents may determine from time to time. The LESSOR reserves the right to inspect all freight to be brought into the building and to exclude from the building, all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

14. No LESSEE shall occupy or permit any portion of the Premises leased to him to be occupied for the possession, storage, manufacture or sale of liquor, narcotics, or dope, or as a barber or manicure shop.

15. LESSOR shall have the right to prohibit any advertising by any LESSEE which, in LESSOR'S opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from LESSOR, LESSEE shall refrain from or discontinue such advertising. LESSEE shall not use the name of the building or its owner in any advertising without the express written consent of the LESSOR.

16. No LESSEE shall install or permit the installation or use of any machines dispensing goods for sale, including without limitation, foods, beverages, cigarettes or cigars. No food or beverage shall be carried in the public halls and elevators of the buildings, except in closed containers.

17. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

18. Canvassing, soliciting and peddling in the building is prohibited and each LESSEE shall cooperate to prevent the same by notifying the LESSOR. LESSOR reserves the right to inspect any parcel or package being removed from the building by LESSEE, its employees, representatives and business invitees.

19. There shall not be used in any space or in the public halls of any building, either by a LESSEE or by jobbers or others in the delivery of or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

COMMONWEALTH OF MASSACHUSETTS  )
                               ) SS.
COUNTY OF NORFOLK              )

                                                         _______________, 1997.

     Then personally appeared Thomas J. Flatley to me known to be the individual who acknowledged himself to be the President of The Flatley Company, LESSOR, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal at Norfolk County, Braintree, Massachusetts, this __ day of _______________, 1997.


                                        --------------------------------
                                        Notary Public
                                        My commission expires:



STATE OF __________________ )
                            )  SS.
COUNTY OF _________________ )

                                                         _______________, 1997.


     Then personally appeared ______________________________ to me known to be the individual who acknowledged himself to be the _______________________ of Intellilink Corporation, LESSEE, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal at ______________ County, ______________, __________________, this _______day of
_____________________,1997.

                                        --------------------------------
                                        Notary Public
                                        My commission expires:

                                    EXHIBIT "A"

                                    Floor Plan



                             [GRAPHIC OF FLOOR PLAN]

                                    GUARANTY

     IN CONSIDERATION of the execution and delivery of the within Lease dated the ________ day of _______________, 19__, by and between Thomas J. Flatley d/b/a The Flatley Company, as LESSOR, and Intellilink Corporation, as LESSEE, the undersigned, Puma Technology, Inc., having its place of business at _______________________, does hereby guarantee, jointly and severally, to the LESSOR, its successors and assigns, in the event of a default by the LESSEE in the within Lease, the payment of rental reserved in the within Lease and the performance by the LESSEE of its covenants and agreements therein contained. This Guaranty and the limits set forth herein, shall not limit the rights of the LESSOR as contained in the Lease in the event of any defaults by LESSEE.

     The undersigned hereby expressly waives notice of all defaults and agrees that the waiver of any rights by the LESSOR against the LESSEE, arising out of defaults by the LESSEE or otherwise, shall not in any way modify or release the obligations of the undersigned.

     IN WITNESS WHEREOF, the undersigned has caused thIs Guaranty to be executed at ___________________, this 18th day of March, 1997.


                                         Puma Technology, Inc.
                                         ------------------------------------

/s/ Wendy Peter                            /s/ M. Bruce Nakao
-------------------------------          ------------------------------------
Witness                                  By:
                                         Its: Sr. VP, CFO



STATE OF ____________________ )
                              )  SS.
COUNTY OF ___________________ )

                                               _______________________,  19__.

     Then personally appeared ___________________________ to me known to be the individual who acknowledged himself to be the __________________ of Puma Technology, Inc., and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal at _______ County,_________, _________________, this ________ day of ____________, 19__.


                                         ------------------------------------
                                        Notary Public
                                           My commission expires:

                             THE FLATLEY COMPANY


                      STANDARD FORM OF COMMERICAL LEASE



                           SUBMISSION NOT AN OPTION

        EMPLOYEES OR AGENTS OF LANDLORD HAVE NO AUTHORITY TO MAKE
            OR AGREE TO MAKE A LEASE OR ANY OTHER AGREEMENT IN
          CONNECTION HEREWITH.  THE SUBMISSION OF THIS LEASE FOR
       EXAMINATION AND NEGOTIATION DOES NOT CONSTITUTE AN OFFER TO
       LEASE, A RESERVATION OF, OR OPTION FOR THE PREMISES AND SHALL
        VEST NO RIGHT IN ANY PARTY, TENANT OR ANYONE CLAIMING UNDER
        OR THROUGH TENANT SHALL HAVE THE RIGHTS TO THE PREMISES AS
           SET FORTH AND THIS LEASE BECOME EFFECTIVE AS A LEASE
               ONLY UPON EXECUTION, ACKNOWLEDGE AND DELIVERY
         THEREOF BY LANDLORD AND TENANT, REGARDLESS OF ANY WRITTEN
        OR VERBAL REPRESENTATION OF ANY AGENT, MANAGER OR EMPLOYEE
                        OF LANDLORD TO THE CONTRARY.

                             TABLE OF CONTENTS


SECTION                                                              PAGE
ARTICLE 1     SUMMARY OF BASIC LEASE PROVISIONS. . . . . . . . . .     2

SECTION 1.1   INTRODUCTION . . . . . . . . . . . . . . . . . . . .     2
SECTION 1.2   BASIC DATA . . . . . . . . . . . . . . . . . . . . .     2
SECTION 1.3   ENUMERATION OF EXHIBITS  . . . . . . . . . . . . . .     4

ARTICLE II    DESCRIPTION OF PREMISES AND APPURTENANT RIGHTS . . .     4

SECTION 2.1   LOCATION OF PREMISES . . . . . . . . . . . . . . . .     4
SECTION 2.2   APPURTENANT RIGHTS AND RESERVATIONS  . . . . . . . .     4

ARTICLE III   TERM OF LEASE: CONDITION OF PREMISES . . . . . . . .     5

SECTION 3.1   TERM OF LEASE. . . . . . . . . . . . . . . . . . . .     5

ARTICLE IV    RENT . . . . . . . . . . . . . . . . . . . . . . . .     5

SECTION 4.1   RENT PAYMENTS. . . . . . . . . . . . . . . . . . . .     5
SECTION 4.2   REAL ESTATE TAX. . . . . . . . . . . . . . . . . . .     6
SECTION 4.3   TENANT'S SHARE OF OPERATING COSTS. . . . . . . . . .     8

ARTICLE V     USE OF PREMISES. . . . . . . . . . . . . . . . . . .    10

SECTION 5.1   PERMITTED USE. . . . . . . . . . . . . . . . . . . .    10
SECTION 5.2   COMPLIAINCE WIIH LAWS. . . . . . . . . . . . . . . .    11
SECTION 5.3   INSURANCE RISKS. . . . . . . . . . . . . . . . . . .    11
SECTION 5.4   ELECTRICAL EQUIPMENT . . . . . . . . . . . . . . . .    12
SECTION 5.5   TENANT'S OPERATIONAL COVENANTS . . . . . . . . . . .    12
SECTION 5.6   SIGNS, BLINDS and DRAPES . . . . . . . . . . . . . .    13
SECTION 5.7   HAZARDOUS MATERIALS. . . . . . . . . . . . . . . . .    13

ARTICLE VI    INSTALLATIONS, ALTERATIONS, AND ADDITIONS. . . . . .    14

SECTION 6.1   INSTALLATIONS, ALTERATIONS, AND ADDITIONS. . . . . .    14

ARNCLE VII    ASSIGNMENT AND SUBLETTING. . . . . . . . . . . . . .    15

SECTION 7.1   PROHIBITION. . . . . . . . . . . . . . . . . . . . .    15
SECTION 7.2   ACCEPTANCE OF RENT FROM TRANSFEREE . . . . . . . . .    17

ARTICLE VIII  REPAIRS MAINTENANCE. . . . . . . . . . . . . . . . .    17

SECTION 8.1   TENANT OBLIGATIONS . . . . . . . . . . . . . . . . .    17
SECTION 8.2   LANDLORD OBLIGATIONS . . . . . . . . . . . . . . . .    17




ARTICLE IX    SERVICES TO BE FURNISHED BY LANDLORD;
              UTILITIES. . . . . . . . . . . . . . . . . . . . . .    18

SECTION 9.1   LANDLORD'S SERVICES. . . . . . . . . . . . . . . . .    18
SECTION 9.2   CAUSES BEYOND CONTROL OF THE LANDLORD. . . . . . . .    19
SECTION 9.3   SEPARATELY METERED UTILITIES . . . . . . . . . . . .    19

ARTICLE X     INDEMNITY. . . . . . . . . . . . . . . . . . . . . .    19

SECTION 10(a) THE TENANT'S INDEMNITY . . . . . . . . . . . . . . .    19
SECTION 10(b) THE LANDLORD'S INDEMNITY . . . . . . . . . . . . . .    20
SECTION 10.2  THE TENANT'S RISK. . . . . . . . . . . . . . . . . .    20
SECTION 10.3  INJURY CAUSED BY THIRD PARTIES . . . . . . . . . . .    21
SECTION 10.4  SECURITY . . . . . . . . . . . . . . . . . . . . . .    21

ARTICLE XI    INSURANCE. . . . . . . . . . . . . . . . . . . . . .    21

SECTION 11.1  INSURANCE OBLIGATIONS. . . . . . . . . . . . . . . .    21
SECTION 11.2  CONSTRUCTION PERIOD INSURANCE. . . . . . . . . . . .    21
SECTION 11.3  WAIVER OF SUBROGATION. . . . . . . . . . . . . . . .    22

ARTICLE XII   CASUALTY . . . . . . . . . . . . . . . . . . . . . .    22

SECTION 12.1  DEFINITION OF "SUBSTANTLAL DAMAGE" AND
              "PARTIAL DAMAGE" . . . . . . . . . . . . . . . . . .    22
SECTION 12.2  PARTIAL DAMAGE TO THE BUILDING . . . . . . . . . . .    22
SECTION 12.3  SUBSTANTIAL DAMAGE TO THE BUILDING . . . . . . . . .    23
SECTION 12.4  ABATEMENT OF RENT. . . . . . . . . . . . . . . . . .    23
SECTION 12.5  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . .    23

ARTICLE XIII  EMINENT DOMAIN . . . . . . . . . . . . . . . . . . .    24

SECTION 13.1  RIGHTS OF TERMINATION FOR TAKING . . . . . . . . . .    24
SECTION 13.2  PAYMENT OF AWARD . . . . . . . . . . . . . . . . . .    25
SECTION 13.3  ABATEMENT OF RENT. . . . . . . . . . . . . . . . . .    25
SECTION 13.4  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . .    25

ARTICLE XIV   TENANT'S DEFAULT . . . . . . . . . . . . . . . . . .    25

SECTION 14.1  TENANT'S DEFAULT . . . . . . . . . . . . . . . . . .    25

ARTICLE XV    THE LANDLORD'S ACCESS TO PREMISES. . . . . . . . . .    30

SECTION 15.1  THE LANDLORD'S RIGHT OF ACCESS . . . . . . . . . . .    30

ARTICLE XVI   LANDLORD'S MORTGAGES . . . . . . . . . . . . . . . .    30




SECTION 16.1   SUBORDINATION . . . . . . . . . . . . . . . . . . .    30
SECTION 16.2   MODIFICATIONS . . . . . . . . . . . . . . . . . . .    30

ARTICLE XVII   MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . .    30

SECTION 17.1   CAPTIONS. . . . . . . . . . . . . . . . . . . . . .    30
SECTION 17.2   NO ACCORD AND SATISFACTION  . . . . . . . . . . . .    31
SECTION 17.3   CUMULATIVE REMEDIES . . . . . . . . . . . . . . . .    31
SECTION 17.4   LANDLORD'S RIGHT TO CURE. . . . . . . . . . . . . .    31
SECTION 17.5   BROKERAGE . . . . . . . . . . . . . . . . . . . . .    31
SECTION 17.6   HOLDOVER. . . . . . . . . . . . . . . . . . . . . .    32
SECTION 17.7   COUNTERPARTS. . . . . . . . . . . . . . . . . . . .    32
SECTION 17.8   CONSTRUCTION AND GRAMMATICAL USAGE. . . . . . . . .    32
SECTION 17.9   SECURITY DEPOSIT. . . . . . . . . . . . . . . . . .    32
SECTION 17.10  LANDLORD'S ENFORCEMENT EXPENSES . . . . . . . . . .    33
SECTION 17.11  TENANT'S ENFORCEMENT EXPENSES . . . . . . . . . . .    33
SECTION 17.12  NO SURRENDER. . . . . . . . . . . . . . . . . . . .    34
SECTION 17.13  COVENANT OF QUIET ENJOYMENT . . . . . . . . . . . .    34
SECTION 17.14  NO PERSONAL LIABILITY OF THE LANDLORD . . . . . . .    34
SECTION 17.15  NOTICES . . . . . . . . . . . . . . . . . . . . . .    34
SECTION 17.16  FINANCIAL INFORMATION . . . . . . . . . . . . . . .    34
SECTION 17.17  RULES AND REGULATIONS . . . . . . . . . . . . . . .    35
SECTION 17.18  RIGHT TO MOVE . . . . . . . . . . . . . . . . . . .    35
SECTION 17.19  TENANT'S RIGHT TO EXPAND. . . . . . . . . . . . . .    35
SECTION 17.20  TENANT'S OPTION TO EXPAND . . . . . . . . . . . . .    36
SECTION 17.21  WHEN LEASE BECOMES BINDING. . . . . . . . . . . . .    37
SECTION 17.22  MISCELLANEOUS . . . . . . . . . . . . . . . . . . .    38
SECTION 17.23  ENTIRE AGREEMENT. . . . . . . . . . . . . . . . . .    38

RULES AND REGULATIONS. . . . . . . . . . . . . . . . . . . . . . .    38

EXHIBIT A:      PLAN showing the Premises
EXHIBIT B:      Description of Landlord's Work
EXHIBIT B-1:    Construction
EXHIBIT C:      Term Commencement Date Agreement
EXHIBIT D:      Landlord's Waiver

                                     LEASE


     This instrument is an indenture of lease by and between Thomas J. Flatley d/b/a The Flatley Company ("Landlord") and Puma Technology, Inc., a Delaware corporation ("Tenant").

     The parties to this instrument hereby agree with each other as follows:


                                   ARTICLE I
                         SUMMARY OF BASIC LEASE PROVISIONS

     1.1 INTRODUCTION

     As further supplemented in the balance of this instrument and its Exhibits, the following sets forth the basic terms of this Lease, and, where appropriate, constitutes definitions of certain terms used in this Lease.

1.2  BASIC DATA

Date:                           May 23, 1997

Landlord:                       Thomas J. Flatley d/b/a
                                The Flatley Company

Present Mailing Address
of Landlord:                    50 Braintree Hill Office Park
                                Braintree, MA 02184

Payment Address:                P.O. Box 850168
                                Braintree, MA 02185-0168

Tenant:                         Puma Technology, Inc.

Mailing Address of
Tenant:                         240 North First Street
                                San Jose, CA 95134

Premises:                       Suite Nos. 1104, 2200, 2201, 2202, 2203 and
                                2210 located on the first (1st) and second
                                (2nd) floors of Nashua Office Park, One Tara
                                Boulevard, Nashua, NH 03062

Lease Term:                     Five (5) years (plus the partial calendar month
                                immediately following the Term Commencement Date if the Term Commencement Date does not fall on the first day of a month).

Term Commencement Date:         June 1, 1997

Base Rent:                      For the first lease year through the second
                                lease year, at the rate of $177,304.00 per annum
                                ($14,775.33 per month);

                                For the third lease year through the fourth lease year, at the rate of $189,284.00 per annum ($15,773.67 per month); and

                                For the fifth lease year, at the rate of $195,273.96 per annum ($16,272.83 per month).

Rent Commencement Date:         Shall commence on the Term Commencement Date.

Security Deposit:               $14,775.33 of which $2,488.88 is on account.

Permitted Use:                  General Business Office, and for no other
                                purpose or purposes.

Tenant's Proportionate
Share:                          shall be based on the fraction:

                       Square Footage of TENANT's Premises
                    -----------------------------------------
                   Aggregate of All the Rentable Square Footage
           (whether or not rented or improved within the entire Building)

Additional Rent:                (i) Operating Expense Base: The Operating
                                Costs for the Building and Lot for Fiscal Year ending December 1997.

                                (ii) Real Estate Tax Base: Real Estate Taxes for the Building and Lot for the City of Nashua Fiscal Year ending March 31 1998.

Tenant's Insurance
Requirements:                   Public Liability: ONE MILLION AND 00/100
                                ($1,000,000.00) Dollars for injury to one person, ONE MILLION AND 00/100 ($1,000,000.00)
                                Dollars for injury to more than one person, per incident.

                                Property Damage: ONE MILLION AND 00/100
                                ($1,000,000.00) Dollars per incident.

1.3                             ENUMERATION OF EXHIBITS

Exhibit A:                      Plan showing the Premises.

Exhibit B:                      Description of Landlord's work.

Exhibit B-1:                    Work Letter

Exhibit C:                      Term Commencement Date Agreement

Exhibit D:                      Landlord's Waiver

                                 ARTICLE II
                   DESCRIPTION OF PREMISES AND APPURTENANT
                                   RIGHTS

2.1   LOCATION OF PREMISES

      The Landlord hereby leases to Tenant, and Tenant hereby accepts from Landlord, the premises (the "Premises") described as Suite Number 1104 on the first (1st) floor and Suite Numbers 2200, 2201, 2202, 2203 and 2210 in "Landlord's building (the "Building") located at Nashua Office Park, One Tara Boulevard, Nashua, NH 03062, consisting of approximately 11,980 square feet of space as identified on Exhibit A. Nothing, in Exhibit A shall be treated as a representation that the Premises or the Building, shall be precisely of the area, dimensions, or shapes as shown, it being the intention of the parties only to show diagrammatically, rather than precisely, on Exhibit A the layout of the Premises and the Building.

2.2    APPURTENANT RIGHTS AND RESERVATIONS

       Tenant shall have, as appurtenant to the Premises, rights to use in common with others entitled thereto the common facilities included in the Building or the land on which the Building is located (the "Lot"), including common walkways, driveways, lobbies, hallways, ramps, stairways and elevators, necessary for access to said Premises and lavatories nearest thereto. Such rights shall always be subject to reasonable rules and regulations from time to time established by Landlord by suitable notice, and to the right of Landlord to designate and to change from time to time the areas and facilities so to be used, provided that such changes do not unreasonably interfere with the use of the Premises for the Permitted Use.

      Not included in the Premises are the roof or ceiling, the floor and all perimeter walls of the space identified in Exhibit A, except the inner surfaces thereof and the perimeter doors and windows. The Landlord reserves the right to install, use, maintain, repair and replace in the Premises (but in such manner as not unreasonably to interfere with Tenant's use of the Premises) utility lines, shafts, pipes, and the like, in, over and upon the Premises, provided that the same are located above the dropped ceiling (or, if there is no dropped ceiling, then within three (3) feet of the roof deck), below the floor surfaces or tight against demising walls or columns. Landlord agrees to repair any damage to the Premises caused by the installation of any such items. Such utility lines, shafts, pipes and the like shall not be deemed part of the Premises under this Lease. The Landlord also reserves the right to alter or relocate any common facility and to change the lines of the Lot.

                                 ARITCLE III
                     TERM OF LEASE: CONDITION OF PREMISES

3.1   TERM OF LEASE

      The term of this Lease shall be the period specified in Section 1.2 hereof as the "Lease Term" commencing upon the Term Commencement Date specified in Section 1.2. Promptly upon the determination of the date constituting the Term Commencement Date, the parties hereto shall enter into a term commencement date agreement substantially in the form of Exhibit C attached hereto and made a part hereof.

                                  ARTICLE IV
                                     RENT

4.1   RENT PAYMENTS

      The Base Rent (at the rates specified in Section 1.2 hereof) and the additional rent or other charges payable pursuant to this Lease (collectively the "Rent") shall be payable by Tenant to Landlord at the Payment Address or such other place as Landlord may from time to time designate by notice to Tenant without any demand whatsoever except as otherwise specifically provided in this Lease and without any counterclaim, offset or deduction whatsoever, EXCEPT AS PROVIDED HEREIN.

      (a) Commencing on the Rent Commencement Date, Base Rent and the monthly installments of Tenant's Proportionate Share of the Taxes and Tenant's Proportionate Share of Operating Expenses shall be payable in advance on the first day of each and every calendar month during the term of this Lease. If the Rent Commencement Date falls on a day other than the first day of a calendar month, the first payment which Tenant shall make shall be made on the Rent Commencement Date and shall be equal to a proportionate part of such monthly Rent for the partial month from the Rent Commencement Date to the first day of the succeeding calendar month, and the monthly Rent for such succeeding calendar month. As used in this Lease, the term "lease year" shall mean any twelve (12) month period commencing on the Term

Commencement Date; provided, however, if the Term Commencement Date does not fall on the first day of a month, then the term "lease year" shall mean any twelve month period commencing on the first day of the month immediately following the Term Commencement Date, in which event the first lease year shall also include the partial month containing the Term Commencement Date.

      (b) Base Rent and the monthly installments of Tenant's Proportionate Share of the Taxes and Tenant's Proportionate Share of Operating Expenses for any partial month shall be paid by Tenant to Landlord at such rate on a pro rata basis. Any other charges payable by Tenant on a monthly basis, as hereinafter provided, shall likewise be prorated.


      (c) Rent not paid when due shall bear interest at a rate (the "Lease Interest Rate") equal to the lesser of (I) the so-called base rate of interest charged from time to time by The First National Bank of Boston, N.A., plus TWO percent (2%) per annum or (ii) the maximum legally permissible rate, from the due date until paid.

      (d) Rent for the first full month of the initial Term for which rent is due shall be paid by Tenant upon the execution of this Lease.

4.2   REAL ESTATE TAX

      (a) The term "Taxes" shall mean all taxes and assessments (including without limitation, assessments for public improvements or benefits and water and sewer use charges), and other charges or fees in the nature of taxes for municipal services which at any time during or in respect of the Lease Term may be assessed, levied, confirmed or imposed on or in respect of, or be a lien upon, the Building and the Lot, or any part thereof, or any rent therefrom or any estate, right, or interest therein, or any occupancy, use, or possession of such property or any part thereof, and ad valorem taxes for any personal property used in connection with the Building or Lot. Without limiting the foregoing, Taxes shall also include any payments made by Landlord in lieu of taxes. The Landlord agrees that Tenant's share of any special assessment shall be determined (whether or not Landlord avails itself of the privilege so to do) as if Landlord had elected to pay the same in installments over the longest period of time permitted by applicable law and Tenant shall be responsible only for those installments (including interest accruing and payable thereon) or parts of installment that are attributable to periods within the Lease Term.

      Should the STATE OF NEW HAMPSHIRE, or any political subdivision thereof, or any other governmental authority having jurisdiction over the Building, (1) impose a tax, assessment, charge or fee, which Landlord shall be required to pay, by way of substitution for or as a supplement to such Taxes, or (2) impose an income or franchise tax or a tax on rents in substitution for or as a supplement to a tax levied against the Building or the Lot or any part thereof and/or the personal property used in connection with the Building or the Lot or any part thereof, all such taxes, assessments, fees or charges ("Substitute Taxes") shall be deemed to constitute Taxes hereunder. Taxes shall also include, in the year paid, all fees and costs incurred by Landlord in seeking to obtain a reduction of, or a limit on the increase in, any Taxes, BUT ONLY TO THE EXTENT OF reduction or limitation ACTUALLY obtained. Except as hereinabove provided with regard to Substitute Taxes, Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise, net income or capital stock tax.

      (b) The Tenant shall pay to Landlord, as additional rent, Tenant's Proportionate Share of the Taxes assessed against the Building and Lot which exceeds Tenant's Real Estate Tax Base during any tax year (i.e., April 1 through March 31) during the Lease Term.

      Effective April 1, 1998, Tenant shall pay monthly, at the time when Rent payments are due hereunder, an amount equal to one-twelfth (1/12th) of the total of annual Taxes (as estimated by Landlord) due from Tenant to Landlord pursuant to this Article 4.2(b). Promptly after the determination by any taxing authority of Taxes upon the Building and Lot for each tax year, Landlord shall make a determination of the Taxes allocated to the Premises, and if the aforesaid payments theretofore made for such tax year by Tenant exceed the Taxes allocated to the Premises, such overpayment shall be credited against the payments thereafter to be made by Tenant pursuant to this paragraph; and if the Taxes allocated to the Premises for such tax year are greater than such payments theretofore made on account for such tax year, Tenant shall within ten (10) days of written notice from the Landlord make a suitable payment to Landlord. Xerox copies of tax bills submitted by Landlord with any such statement shall be conclusive evidence of the amount of Taxes charged, assessed or imposed. After the full assessment year, the initial monthly payment on account of the Taxes allocated to the Premises shall be replaced each year by a payment which is one-twelfth (1/12th) of the Taxes allocated to the Premises for the immediately preceding tax year.

      (c) If any Taxes, with respect to which Tenant shall have paid Tenant's Proportionate Share, shall be adjusted to take into account any abatement or refund, Tenant shall be entitled to a credit against rental obligations hereunder, in the amount of Tenant's Proportionate Share of such abatement or refund less Landlord's costs or expenses, including without limitation appraiser's and attorneys' fees, of securing such abatement or refund or, if the Lease Term has expired and Tenant has no outstanding monetary obligations to Landlord, Landlord shall promptly pay such amount to Tenant. The Tenant shall not apply for any real estate tax abatement without the prior written consent of Landlord.

      (d) Tenant shall pay or cause to be paid, prior to delinquency, any and all taxes and assessments levied upon all trade fixtures, inventories and other personal property placed in and upon the Premises by Tenant.

4.3  TENANT'S SHARE OF OPERATING COSTS

          If, in any calendar year of the term of this Lease, Landlord's Operating Costs exceed the Operating Expense Base, as it relates to all other changes with the exception of snow removal, which shall be an amount representative of Landlord's actual snow removal cost over the previous five
(5) year period. Tenant shall after notice as hereinafter provided, pay to Landlord as additional rent, an amount equal to the product of (a) such excess multiplied by (b) a fraction involving the same numerator and denominator as is provided for in Article 1.2, namely Basic Data, of this Lease.

          Effective January 1, 1998, Tenant shall pay monthly, at the time when Rent payments are due hereunder, an amount equal to one-twelfth (1/12th) of the total annual Operating Costs (as estimated by Landlord) due from Tenant to Landlord pursuant to Article 4.3 of this Lease. Promptly after the end of each calendar year thereafter, Landlord shall make a determination of Tenant's share of such Operating Costs; and if the aforesaid payments theretofore made for such period by Tenant exceed Tenant's share, such overpayment shall be credited against the payments thereafter to be made by Tenant pursuant to this Paragraph; and if Tenant's share is greater than such payments theretofore made on account for such period, Tenant shall within thirty (30) days of written notice from the Landlord make a suitable payment to Landlord.

          The initial monthly payment on account of the Operating Costs shall be replaced after Landlord's determination of Tenant's share thereof for the preceding accounting period by a payment which is one-twelfth (1/12th) of Tenant's actual share thereof for the immediately preceding period, with adjustments as appropriate where such preceding period is less than a full twelve-month period. Landlord shall have the same rights and remedies for non-payment by Tenant of any such amounts due on account of such Operating Costs as Landlord has hereunder, for the failure of Tenant to pay rent as provided for in Article 14 of this Lease.

          As used in this Lease, the term "Operating Costs" shall mean all costs and expenses incurred by Landlord in connection with the operation, insuring, repair, equipping, maintenance, replacement, management and cleaning (collectively, "the Operation") of the Building, the Building heating, ventilating, electrical, plumbing, and other systems and the Lot (collectively, "the Property"), including, without limitation, the following:

          (1) All expenses incurred by Landlord or Landlord's agents which shall be directly related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, worker's compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on Landlord or Landlord's agents pursuant to any collective bargaining agreement for the services of employees of Landlord or Landlord's agents in connection with the Operation of the Property, and its mechanical systems including, without limitation, day and night supervisors, property manager, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers and personnel engaged in supervision of any of the persons mentioned above; provided that, if any such employee is also employed on other properties of Landlord such compensation shall be suitably prorated among the Property and such other properties;

          (2) The cost of services, materials and supplies furnished or used in the Operation of the Property, including, without limitation, the cost to perform Landlord's obligations under Sections 8.2 and 9.1 of this Lease;

          (3) The amounts paid to managing agents and for legal and other professional fees relating to the Operation of the Property, but excluding such fees paid in connection with (x) negotiations for or the enforcement of leases; and (y) seeking abatements of Taxes; provided, however, that management fees shall not exceed prevailing market rates;

          (4)  Insurance premiums;

          (5) Costs for electricity, steam and other utilities required in the Operation of the Property;

          (6)  Water and sewer use charges;

          (7)  The costs of snow-plowing and removal and landscaping;

          (8) Amounts paid to independent contractors for services, materials and supplies furnished for the Operation of the Property;

          (9) All other expenses incurred in connection with the Operation of the Property; and

          (10) ONLY THOSE CAPITAL EXPENDITURES MADE TO REDUCE OPERATING EXPENSES OR WHICH ARE FOR ENERGY CONSERVATION SHALL BE INCLUDED IN OPERATING EXPENSES PURSUANT TO THIS SECTION.

NOTWITHSTANDING THE FOREGOING, OPERATING COSTS SHALL NOT, HOWEVER, INCLUDE:

          (a) EXPENSES IN CONNECTION WITH THE SERVICES OR OTHER BENEFITS OF A TYPE WHICH ARE NOT PROVIDED TO LESSEE BUT WHAT ARE PROVIDED TO ANOTHER TENANT OR OCCUPANT.

          (b) COSTS INCURRED DUE TO VIOLATION BY LESSOR OR ANY TENANT OF THE TERMS AND CONDITIONS OF ANY LEASE.

          (c) OVERHEAD AND PROFIT INCREMENT PAID TO SUBSIDIARIES OR AFFILIATES OR LESSOR FOR SERVICES ON OR TO THE REAL PROPERTY TO THE EXTENT ONLY THAT THE COST OF SUCH SERVICES EXCEEDS COMPETITIVE COSTS OF SUCH SERVICES WERE THEY NOT SO RENDERED BY A SUBSIDIARY AFFILIATE.

          (d) LESSOR'S GENERAL OVERHEAD, IF ANY, NOT DIRECTLY CONNECTED WITH THE OPERATION AND MANAGEMENT OF THE BUILDING.

          (e) ANY COMPENSATION PAID TO CLERKS, ATTENDANTS OR OTHER PERSONS IN COMMERCIAL CONCESSIONS OPERATED BY LESSOR.

          (f) ALL ITEMS AND SERVICES FOR WHICH LESSEE IS SEPARATELY CHARGED, REIMBURSES LESSOR OR PAYS THIRD PERSONS.

          (g) ANY FINES OR PENALTIES INCURRED DUE TO VIOLATIONS BY LESSOR OF ANY GOVERNMENTAL RULE OR AUTHORITY.

          (h) ANY COSTS WHATSOEVER RELATED TO LESSOR'S EXPANSION OF THE BUILDING OR CONSTRUCTION OF NEW IMPROVEMENTS ON THE LAND.

WITH A THIRTY (30) DAY PRIOR WRITTEN NOTICE TO LESSOR, LESSEE SHALL HAVE THE RIGHT TO AUDIT THE LESSOR'S RECORDS, AT LESSOR'S MAIN OFFICE DURING NORMAL BUSINESS HOURS, AS THEY RELATE TO THE CHARGES AS CONTAINED UNDER SECTION 4.2, NAMELY REAL ESTATE TAX AND SECTION 4.3, NAMELY TENANT'S SHARE OF OPERATING COSTS. ANY ADJUSTMENT TO THE ORIGINAL BILLING AS A RESULT OF SUCH AUDIT, SHALL BE MADE TO THE NEXT REGULAR RENT PAYMENT HEREUNDER. THIS RIGHT TO AUDIT DOES NOT EXTEND LESSEE THE RIGHT TO WITHHOLD PAYMENT OF SUCH REAL ESTATE TAXES OR OPERATING EXPENSES.

LESSOR AGREES TO KEEP BOOKS AND RECORDS SHOWING OPERATING EXPENSES IN ACCORDANCE WITH A SYSTEM OF ACCOUNTS AND ACCOUNTING PRACTICES WHICH ARE CONSISTENTLY MAINTAINED ON A YEAR-TO-YEAR BASIS AND IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRACTICES. LESSEE AGREES THAT ALL INFORMATION GAINED FROM INSPECTIONS OR AUDITS OF SUCH BOOKS AND RECORDS CONDUCTED BY OR ON BEHALF OF LESSEE SHALL BE CONFIDENTIAL AND SHALL NOT BE DISCLOSED OTHER THAN TO CARRY OUT THE PURPOSES HEREOF, PROVIDED, HOWEVER, THAT LESSEE SHALL BE PERMITTED TO DIVULGE SUCH INFORMATION IN CONNECTION WITH ANY ADMINISTRATIVE OR JUDICIAL PROCEEDING IN WHICH LESSOR IS INVOLVED AND WHERE LESSEE IS REQUIRED TO DIVULGE SUCH INFORMATION.

                                     ARTICLE V
                                   USE OF PREMISES

5.1  PERMITTED USE

          Tenant agrees that the Premises shall be used and occupied by Tenant only for the purposes specified as the Permitted Use thereof in
Section 1.2 of this Lease, and for no other purpose or purposes.

          The Tenant shall comply and shall cause its employees, agents, and invitees to comply with such reasonable rules and regulations as Landlord shall from time to time establish for the proper regulation of the Building and the Lot, provided that Landlord gives Tenant reasonable advance notice thereof and that such additional rules and regulations shall be of general application to all the tenants in the Building, except where different circumstances justify different treatment. SUCH RULES AND REGULATIONS SHALL NOT CONFLICT WITH THE LEASE OR IMPOSE A GREATER BURDEN ON TENANT.


5.2  COMPLIANCE WITH LAWS

          Tenant agrees that no trade or occupation shall be conducted in the Premises or use made thereof which will be unlawful, improper, or contrary to any law, ordinance, by-law, code, rule, regulation or order applicable in the municipality in which the Premises are located or which will disturb the quiet enjoyment of the other tenants of the Building. Tenant shall obtain any and all approvals, permits, licenses, variances and the like from governmental or quasi-governmental authorities, including without limitation any Architectural Access Board and Board of Fire Underwriters (collectively, "Approvals") which are required for Tenant's use of the Premises, including, without limitation, any which may be required for any construction work and installations, alterations, or additions made by Tenant to, in, on, or about the Premises; provided, however, that Tenant shall not seek or apply for any Approvals without first having given Landlord a reasonable opportunity to review any applications for Approvals and all materials and plans to be submitted in connection therewith and obtaining Landlord's written consent. In any event, Tenant shall be responsible for all costs, expenses, and fees in connection with obtaining all Approvals. Tenant's inability to obtain or delay in obtaining any such Approval shall in no event reduce, delay, or terminate Tenant's rental, payment, and performance obligations hereunder. Tenant shall, at its own cost and expense, (i) make all installations, repairs, alterations, additions, or improvements to the Premises required by any law, ordinance, by-law, code, rule, regulation or order of any governmental or quasi-governmental authority DUE TO TENANT'S SPECIFIC USE OR ALTERATIONS AS OPPOSED TO GENERAL OFFICE USE; (ii) keep the Premises equipped with all required safety equipment and appliances; and (iii) comply with all laws, ordinances, codes, rules, regulations, and orders and the requirements of Landlord's and Tenant's insurers applicable to the Premises, Building and Lot. Tenant shall not place a load upon any floor in the Premises exceeding the lesser of (a) the floor load per square foot of area which such floor was designed to carry as certified by Landlord's architect and (b) the floor load per square foot of area which is allowed by law. Landlord reserves the right to prescribe the weight and position of all business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight.

5.3  INSURANCE RISKS

          Tenant shall not permit any use of the Premises which will make voidable or, unless Tenant pays the extra insurance premium attributable thereto as provided below, increase the premiums for any insurance on the Building or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association (or any successor organization) or which shall require any alteration or addition to the Building. Tenant shall, within thirty (30) days after written demand therefor, reimburse Landlord and all other tenants for the costs of all extra insurance premiums caused by Tenant's use of the Premises. Any such amounts shall be deemed to be additional rent hereunder.

5.4  ELECTRICAL EQUIPMENT

         The Tenant shall not, without Landlord's written consent in each instance, connect to the electrical distribution system any fixtures, appliances, or equipment which will operate individually or collectively at a wattage in excess of the capacity of the electrical system serving the Premises as the same may be reasonably determined by Landlord and Landlord may audit Tenant's use of electric power to determine Tenant's compliance herewith. If Landlord, in its sole discretion, permits such excess usage, Tenant will pay for the cost of such excess power as additional rent, together with the cost of installing any additional risers, meters, or other facilities that may be required to furnish or measure such excess power to the Premises.

5.5  TENANT'S OPERATIONAL COVENANTS

     (a)  Affirmative Covenants

          In regard to the use and occupancy of the Premises, Tenant will at its expense: (1) keep the inside and outside of all glass in the doors and windows of the Premises reasonably clean AND FREE OF ANY OBSTRUCTIONS; (2) UNLESS COVERED BY LANDLORD'S COMPREHENSIVE PUBLIC LIABILITY INSURANCE, replace promptly any cracked or broken glass of the Premises PROVIDED SUCH REPLACEMENT IS NECESSARY DUE TO THE NEGLIGENCE OF THE TENANT, ITS AGENTS, CONTRACTORS OR INVITEES, with glass of like kind and quality; (3) maintain the Premises in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests; (4) keep any garbage, trash, rubbish or other refuse in vermin-proof containers within the interior of the Premises until removed (and Tenant shall cause the Premises to be inspected and exterminated on a regular basis by a reputable, licensed exterminator and shall provide Landlord, on request, with a copy of Tenant's contract for such services); (5) keep all mechanical apparatus OWNED BY TENANT FREE of vibration and loud noise which may be transmitted beyond the Premises; and
(6) comply with and observe all rules and regulations reasonably established by Landlord from time to time.

     (b)  Negative Covenants

          In regard to the use and occupancy of the Premises and common areas, Tenant will not: (7) place or maintain any trash, refuse or other articles in any vestibule or entry of the Premises, on the sidewalks or corridors adjacent thereto or elsewhere on the exterior of the Premises so as to obstruct any corridor, stairway, sidewalk or common area; (8) permit undue accumulations of or burn garbage, trash, rubbish or other refuse within or without the Premises; (9) cause or permit objectionable odors to emanate or to be dispelled from the Premises; or (10) commit, or suffer to be committed, any waste upon the Premises or any public or private nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant or occupant of the Building, or use or permit the use of any portion of the Premises for any unlawful purpose; (11) park trucks or other vehicles in a manner that will block access to the loading docks serving the Building.

5.6  SIGNS, BLINDS and DRAPES

          Tenant shall not place any signs on the exterior of the Building or on or in any window, public corridor or door visible from the exterior of the Premises. No drapes or blinds may be put on or in any window nor may any Building drapes or blinds be removed by Tenant.

5.7  HAZARDOUS MATERIALS

         WITH THE EXCEPTION OF ORDINARY OFFICE SUPPLIES, the Tenant shall not use, handle, store or dispose of any oil, hazardous or toxic substances, materials or wastes (collectively "Hazardous Materials") in, under, on or about the Property except for such storage and use consented to by Landlord in advance which consent may be withheld in Landlord's sole and absolute discretion. Any Hazardous Materials in the Premises, and all containers therefor, shall be used, kept, stored and disposed of in conformity with all applicable laws, ordinances, codes, rules, regulations and orders of governmental authorities. If the transportation, storage, use or disposal of Hazardous Materials anywhere on the Property in connection with Tenant's use of the Premises results in (1) contamination of the soil or surface or ground water or (2) loss or damage to person(s) or property, then Tenant agrees (i) to notify Landlord immediately of any contamination, claim of contamination, loss or damage, (ii) after consultation with and approval by Landlord, to clean up all contamination in full compliance with all applicable statutes, regulations and standards, and (iii) to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs and fees, including, without limitation, attorneys' fees, arising from or connected with any such contamination, claim of contamination, loss or damage. This provision shall survive the termination of this Lease. No consent or approval of Landlord shall in any way be construed as imposing upon Landlord any liability for the means, methods, or manner of removal, containment or other compliance with applicable law for and with respect to the foregoing. The terms of this Section 5.7 shall apply to any transportation, storage, use or disposal of Hazardous Materials irrespective of whether Tenant has obtained Landlord's consent therefor but nothing in this Lease shall limit or otherwise modify the requirement of obtaining Landlord's prior consent as set forth in the first sentence of this Section
5.7. LANDLORD REPRESENTS AND WARRANTS TO THE BEST OF ITS KNOWLEDGE THAT AS OF THE RENT COMMENCEMENT DATE THERE SHALL BE NO HAZARDOUS MATERIALS LOCATED ON, AT, IN OR UNDER THE PROPERTY AND THAT LANDLORD HAS RECEIVED

NO NOTICE OF ANY RELEASE OR THREAT OF RELEASE OF ANY OF ANY HAZARDOUS MATERIALS ON, AT, IN OR UNDER THE PROPERTY OR NEAR THE PROPERTY. LANDLORD SHALL INDEMNIFY AND HOLD TENANT HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LOSS, COST, EXPENSE OR DAMAGE RESULTING FROM ANY BREACH BY LANDLORD OF THE FOREGOING REPRESENTATION AND WARRANTY.

                                     ARTICLE VI
                     INSTALLATIONS, ALTERATIONS, AND ADDITIONS


6.1  INSTALLATIONS, ALTERNATIONS, AND ADDITIONS

          Tenant shall not make structural installations, alterations, or additions to the Premises, but may make nonstructural installations, alterations or additions provided that Landlord consents thereto in advance and in writing. TENANT SHALL HAVE THE RIGHT TO MAKE NONSTRUCTURAL ALTERATIONS COSTING IN EXCESS OF $15,000.00 WITHOUT FIRST OBTAINING LANDLORD'S PRIOR WRITTEN CONSENT. In any event, Tenant shall not demolish the existing office space in the Premises, without the prior written approval of Landlord, which approval may NOT BE UNREASONABLY withheld OR DELAYED PROVIDED, HOWEVER, THAT TENANT CONFORMS TO THE STANDARD TYPICAL CONSTRUCTION CRITERIA ESTABLISHED BY LANDLORD FOR THE BUILDING. In no event shall Landlord's approval of any proposed installations, alterations, or additions to the Premises, whether in connection with Tenant's initial leasehold improvements or otherwise, constitute a representation by Landlord that such work complies with the requirements of any applicable law or regulation, including without limitation the requirements of the ADA. Any installations, alterations, or additions made by Tenant shall be at Tenant's sole cost and expense and shall be done in a good and workmanlike manner using materials of a quality at least equivalent to that of the existing improvements and in compliance with the requirements of Section 5.2; and prior to Tenant's use of the Premises, after the performance of any such work, Tenant shall procure certificates of occupancy and any other required certificates. Tenant shall not suffer or permit any mechanics' or similar liens to be placed upon the Premises for labor or materials furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed at the direction of Tenant, and shall cause any such lien to be released of record forthwith without cost to Landlord. Any and all Tenant installations, alterations, and additions, in or to the Premises, that are intended to become or do become part of the real estate or fixtures therein (other than trade fixtures that are readily removable without damage to the Premises) including but not limited to equipment, appliances, and machinery, shall be fully paid for and free and clear of any and all chattel mortgages, conditional bills of sale, security interests, or any liens or encumbrances of any kind or nature. At all times when any installation, alteration, or addition by Tenant is in progress, there shall be maintained, at Tenant's cost and expense, insurance meeting the requirements of Section 11.3 below and certificates of insurance evidencing such coverage shall be furnished to Landlord prior to the commencement of any such work. Any installations, alterations or additions made by Tenant to the Premises, including, without limitation, all utility systems, fixtures, machinery, equipment, and appliances installed in connection therewith, other than movable personal property, shall become the property of Landlord at the termination or expiration of this Lease, unless Landlord requires, at the time of Landlord's approval of such work, Tenant to remove any of the same, IF NOT TYPICAL OFFICE ALTERATIONS, in which event Tenant shall, at its own cost and expense, comply with such requirement and repair any damage caused by such removal.

          It is further agreed and understood that at the termination of this Lease or any extensions thereof, Tenant shall leave the Premises broom clean and in good repair, order and condition, ORDINARY WEAR AND TEAR EXCEPTED

                            ARTICLE VII
                      ASSIGNMENT AND SUBLETTING

7.1  PROHIBITION

         Notwithstanding any other provision of this Lease, Tenant shall not, directly or indirectly, assign, mortgage, pledge or otherwise transfer, voluntarily or involuntarily, this Lease or any interest herein or sublet (which term without limitation, shall include granting of concessions, licenses, and the like) or allow any other person or entity to occupy the whole or any part of the Premises, without, in each instance, having first received the express consent of Landlord, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. Any assignment of this Lease or subletting of the whole or any part of the Premises (other than as permitted to a subsidiary or a controlling corporation as set forth below) by Tenant without Landlord's express consent shall be invalid, void and of no force or effect. This prohibition includes, without limitation, any assignment, subletting, or other transfer which would occur by operation of law, merger, consolidation, reorganization, acquisition, transfer, or other change of Tenant's corporate or proprietary structure, including a change in the partners of any partnership, and the sale, pledge, or other transfer of any of the issued or outstanding capital stock of any corporate Tenant (unless such stock is publicly traded on a recognized security exchange or over-the-counter market). Any request for consent under this Section 7.1 shall set forth, in detail reasonably satisfactory to Landlord, the identification of the proposed assignee or sublessee, its financial condition and the terms on which the proposed assignment or subletting is to be made, including, without limitation, the rent or any other consideration to be paid in respect thereto and such request shall be treated as Tenant's warranty in respect of the information submitted therewith.

          In any case where Landlord shall consent to any assignment or subletting, Tenant originally named herein shall remain fully liable for Tenant obligations hereunder, including, without limitation, the obligation to pay the rent and other amounts provided under this Lease and such liability shall not be affected in any way by any future amendment, modification, or extension of this Lease (BUT SHALL NOT BE INCREASED BY SUCH FUTURE AMENDMENTS) or any further assignment, other transfer, or subleasing and Tenant hereby irrevocably consents to any and all such transactions.

Tenant agrees to pay to Landlord, within fifteen (15) days of billing therefor, all reasonable legal and other out-of-pocket expenses UP TO $1,000.00 incurred by Landlord in connection with any request to assign or sublet. It shall be a condition of the validity of any permitted assignment or subletting that the assignee or sublessee agree directly with Landlord, in form REASONABLY satisfactory to Landlord, to be bound by all Tenant obligations hereunder, including, without limitation, the obligation to pay all Rent and other amounts provided for under this Lease and the covenant against further assignment or other transfer or subletting.

     Without limiting Landlord's discretion to grant or withhold its consent to any proposed assignment or subletting, if Tenant requests Landlord's consent to assign this Lease or sublet all or any portion of the Premises, Landlord shall have the option, exercisable by notice to Tenant given within thirty (30) days after Landlord's receipt of such request, to terminate this Lease as of the date specified in such notice which shall be not less than thirty (30) nor more than sixty (60) days after the date of such notice for the entire Premises, in the case of an assignment or subletting of the whole, and for the portion of the Premises, in the case of a subletting of a portion. In the event of termination in respect of a portion of the Premises, the portion so eliminated shall be delivered to Landlord on the date specified in good order and condition in the manner provided in Section 8.1 at the end of the Lease Term and thereafter, to the extent necessary in Landlord's judgment, Landlord, at Tenant's sole cost and expense, may have access to and may make modification to the Premises so as to make such portion a self-contained rental unit with access to common areas, elevators and the like. Rent and Tenant's Proportionate Share shall be adjusted according to the extent of the Premises for which this Lease is terminated. Without limitation of the rights of Landlord hereunder in respect thereto, if there is any assignment of this Lease by Tenant for consideration or a subletting of the whole of the Premises by Tenant at a rent which exceeds the rent payable hereunder by Tenant, or if there is a subletting of a portion of the Premises by Tenant at a rent in excess of the subleased portion's PRO
RATA share of the Rent payable hereunder by Tenant, then Tenant shall pay to Landlord, as additional rent, forthwith upon Tenant's receipt of the consideration (or the cash equivalent thereof) therefor, in the case of an assignment, and in the case of a subletting, FIFTY PERCENT (50%) of the amount of any such excess rent. The provisions of this paragraph shall apply to each and every assignment of this Lease and each and every subletting of all or a portion of the Premises, whether to a subsidiary or controlling corporation of Tenant or any other person, firm or entity, in each case on the terms and conditions set forth herein. For the purposes of this Section 7.1, the term "rent" shall mean all rent, additional rent or other payments and/or consideration payable by one party to another for the use and occupancy of all or a portion of the Premises.

     The requirement of Landlord's prior consent and Landlord's recapture right shall not, however, be applicable to an assignment of this Lease by Tenant to a subsidiary (for such period of time as at least 50% of the stock of such subsidiary continues to be owned by Tenant, it being agreed that the subsequent sale or transfer of the stock of such subsidiary (either individually or in the aggregate) resulting in Tenant owning less than 50% of the stock of such subsidiary shall be treated as if such sale or transfer were, for all purposes, an assignment of this Lease governed by the provisions of this Section 7.1) or controlling corporation, provided (and it shall be a condition of the validity of any such assignment) that such subsidiary or controlling corporation agree directly with Landlord to be bound by all of the obligations of Tenant hereunder, including, without limitation, the obligation to pay the rent and other amounts provided for under this Lease, the covenant to use the Premises only for the purposes specifically permitted under this Lease and the covenant against further assignment; but such assignment shall not relieve Tenant herein named of any of its obligations hereunder, and Tenant shall remain fully liable therefor. Further, Landlord's consent shall not be required for an assignment of this Lease in connection with a transfer of substantially all operations of Tenant to another entity by way of merger, consolidation or sale of substantially all of the stock therein or assets thereof, provided that at the time of such assignment such entity has a net worth at least equal to that of Tenant or any guarantor on the date hereof or on the date of such assignment, whichever is greater.

7.2  ACCEPTANCE OF RENT FROM TRANSFEREE

          The acceptance by Landlord of the payment of Rent, additional rent, or other charges following assignment, subletting, or other transfer prohibited by this Article VII shall not be deemed to be a consent by Landlord to any such assignment, subletting, or other transfer, nor shall the same constitute a waiver of any right or remedy of Landlord.

                               ARTICLE VIII
                         REPAIRS AND MAINTENANCE

8.1  TENANT OBLIGATIONS

          From and after the date that possession of the Premises is delivered to Tenant and until the end of the Lease Term, Tenant shall keep the Premises and every part thereof in good order, condition, and repair, reasonable wear and tear and damage by casualty, as a result of condemnation, or as a result of the failure of Landlord to provide services required to be provided hereunder only excepted; and shall return the Premises to Landlord at the expiration or earlier termination of the Lease Term in such condition.

8.2  LANDLORD OBLIGATIONS

         Except as may be provided in Articles XII and XIII, Landlord agrees to keep in good order, condition, and repair the structural components and the roof of the Building, the common utility and Building systems, the common hallways, entrances, restrooms and elevators, the paved surface of the parking areas serving the Building and the sprinkler system to the extent the same is located outside the Premises (Tenant being responsible for all portions of the sprinkler system located within the Premises), except that Tenant shall reimburse Landlord, as additional rent hereunder, for the costs of maintaining, repairing, or otherwise correcting any condition caused by an act, omission, neglect or default under this Lease of Tenant or any employee, agent, or contractor of Tenant or any other party for whose conduct Tenant is responsible UNLESS COVERED BY LANDLORD'S COMPREHENSIVE PUBLIC LIABILITY INSURANCE. Without limitation, Landlord shall not be responsible to make any improvements or repairs other than as expressly provided in this Section 8.2, and Landlord shall not be liable for any failure to make such repairs unless Tenant has given notice to Landlord of the need to make such repairs and Landlord has failed to commence to make such repairs within a reasonable time thereafter.

                                    ARTICLE IX
                       SERVICES TO BE FURNISHED BY LANDLORD;
                                     UTILITIES

9.1  LANDLORD'S SERVICES

          The Landlord shall provide all Tenant's water and sewer use and reasonable heating and air-conditioning during the normal heating and cooling season between the hours of 8:00 A.M. and 6:00 P.M., during normal business days. The normal cooling season shall be from April 15th to October 1st of any given year. Normal business days are all days except Saturday, Sunday, New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving Day, Christmas Day (and the following day when any such day occurs on Sunday) and such other days as Landlord presently or in the future recognizes as holidays for Landlord's general office staff. In addition, Landlord agrees to furnish elevator service and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or to causes beyond Landlord's control. If Tenant shall require air-conditioning, heating or ventilation outside the hours and days above specified, Landlord shall furnish such service and Tenant shall pay therefor such charges as may from time to time be in effect. In the event Tenant introduces into the Premises personnel or equipment which overloads the capacity of the building system or in any other way interferes with the system's ability to perform adequately its proper functions, supplementary systems may if and as needed at Landlord's option, be provided by Landlord, at Tenant's expense.

          NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IF DURING THE LEASE TERM THERE IS A LOSS OR INTERFERENCE WITH A BUILDING SYSTEM AND SUCH LOSS OR INTERFERENCE SHALL MATERIALLY INTERFERE WITH TENANT'S USE OF THE PREMISES AS CONTEMPLATED BY THIS LEASE, LANDLORD SHALL PROMPTLY RESTORE SAID BUILDING SYSTEM TO ENABLE TENANT'S USE OF THE PREMISES. IN THE EVENT THE BUILDING SYSTEM IS NOT RESTORED WITHIN FIVE (5) DAYS FROM THE DATE OF SUCH LOSS OR INTERFERENCE, A JUST PROPORTION OF THE BASE RENT AND ADDITIONAL RENT PAYABLE BY TENANT SHALL ABATE, COMMENCING ON THE DATE OF SUCH INTERRUPTION OR LOSS, BUT SUCH ABATEMENT OR REDUCTION SHALL END WHEN LANDLORD SHALL HAVE SUBSTANTIALLY RESTORED THE BUILDING SYSTEM.

9.2  CAUSES BEYOND CONTROL OF THE LANDLORD

          The Landlord shall in no event be liable for failure to perform any of its obligations under this Lease when prevented from doing so by causes beyond its reasonable control, including without limitation labor dispute, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts, or employees necessary to furnish services required under this Lease, or because of war or other emergency, or for any cause due to any act, neglect, or default of Tenant or Tenant's servants, contractors, agents, employees, licensees or any person claiming by, through or under Tenant, and in no event shall Landlord ever be liable to Tenant for any indirect, special or consequential damages under the provisions of this
Section 9.2 or any other provision of this Lease.

9.3  SEPARATELY METERED UTILITIES

         Tenant shall pay directly to the utility, as they become due, all bills for electricity, gas, water and sewer, and other utilities (whether they are used for furnishing heat or for other purposes) that are furnished to the Premises and now or hereafter separately metered or billed by the utility to the Premises. If any utilities used or consumed by Tenant are not separately metered, Tenant shall pay its allocable share of such utilities, based on use, as determined by Landlord. Landlord at Tenant's expense, shall purchase and install all lamps, tubes, bulbs, starters and ballasts.

                              ARTICLE X
                              INDEMNITY

          10.1 THE TENANT'S INDEMNITY. The Tenant shall indemnify and save harmless Landlord, the directors, officers, agents, and employees of Landlord, against and from all claims, expenses, or liabilities of whatever nature (a) arising directly or indirectly from any default or breach by Tenant or Tenant's contractors, licensees, agents, servants, or employees under any of the terms or covenants of this Lease (including without limitation any violation of Landlord's Rules and Regulations and any failure to maintain or repair equipment or installations to be maintained or repaired by Tenant hereunder) or the failure of Tenant or such persons to comply with any rule, order, regulation, or lawful direction now or hereafter in force of any public authority, in each case to the extent the same are related, directly or indirectly, to the Premises or the Building, or Tenant's use thereof; or (b) arising directly or indirectly from any accident, injury, or damage, however caused, to any person or property, on or about the damages;
or (c) arising directly or indirectly from any accident, injury, or damage to any person or property occurring outside the Premises but within the Building or on the Lot, where such accident, injury, or damage results, or is claimed to have resulted, from any act, omission, or negligence on the part of Tenant, or Tenant's contractors, licensees, agents, servants, employees, or customers, or anyone claiming by or through Tenant: provided, however, that in no event shall Tenant be obligated under this clause (c) to indemnify Landlord, the directors, officers, agents, employees of Landlord, to the extent such claim, expense, or liability results from any omission, fault, negligence, or other misconduct of Landlord or the officers, agents, or employees of Landlord on or about the Premises or the Building.

          This indemnity and hold harmless agreement shall include, without limitation, indemnity against all expenses, attorney's fees and liabilities incurred in connection with any such claim or proceeding brought thereon and the defense thereof with counsel reasonably acceptable to Landlord. At the request of Landlord, Tenant shall defend any such claim or proceeding directly on behalf and for the benefit of Landlord.

(b) THE LANDLORD'S INDEMNITY. THE LANDLORD SHALL INDEMNIFY AND SAVE HARMLESS TENANT, THE DIRECTORS, OFFICERS, AGENTS, AND EMPLOYEES OF TENANT, AGAINST AND FROM ALL CLAIMS, EXPENSES, OR LIABILITIES OF WHATEVER NATURE (A) ARISING DIRECTLY OR INDIRECTLY FROM ANY DEFAULT OR BREACH BY LANDLORD OR LANDLORD'S CONTRACTORS, LICENSEES, AGENTS, SERVANTS, OR EMPLOYEES UNDER ANY
OF THE TERMS OR COVENANTS OF THIS LEASE (INCLUDING WITHOUT LIMITATION ANY FAILURE TO MAINTAIN OR REPAIR EQUIPMENT OR INSTALLATIONS TO BE MAINTAINED OR REPAIRED BY LANDLORD HEREUNDER) OR THE FAILURE OF LANDLORD OR SUCH PERSONS TO COMPLY WITH ANY RULE, ORDER, REGULATION, OR LAWFUL DIRECTION NOW OR HEREAFTER IN FORCE OF ANY PUBLIC AUTHORITY, IN EACH CASE TO THE EXTENT THE SAME ARE RELATED, DIRECTLY OR INDIRECTLY, TO THE PREMISES OR THE BUILDING, OR LANDLORD'S USE THEREOF; OR (B) ARISING DIRECTLY OR INDIRECTLY FROM ANY ACCIDENT, INJURY, OR DAMAGE, HOWEVER CAUSED, TO ANY PERSON OR PROPERTY, ON OR ABOUT THE PREMISES; OR (C) ARISING DIRECTLY OR INDIRECTLY FROM ANY ACCIDENT, INJURY, OR DAMAGE TO ANY PERSON OR PROPERTY OCCURRING OUTSIDE THE PREMISES
BUT WITHIN THE BUILDING OR ON THE LOT, WHERE SUCH ACCIDENT, INJURY, OR DAMAGE RESULTS, OR IS CLAIMED TO HAVE RESULTED, FROM ANY ACT, OMISSION, OR
NEGLIGENCE ON THE PART OF LANDLORD, OR LANDLORD'S CONTRACTORS, LICENSEES, AGENTS, SERVANTS, EMPLOYEES, OR CUSTOMERS, OR ANYONE CLAIMING BY OR THROUGH LANDLORD; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL LANDLORD BE OBLIGATED UNDER THIS SECTION 10.1 (b) TO INDEMNIFY TENANT, THE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OF TENANT, TO THE EXTENT SUCH CLAIM, EXPENSE, OR LIABILITY RESULTS FROM ANY OMISSION, FAULT, NEGLIGENCE, OR OTHER MISCONDUCT OF TENANT OR THE OFFICERS, AGENTS, OR EMPLOYEES OF TENANT ON OR ABOUT THE PREMISES OR THE BUILDING.

          THIS INDEMNITY AND HOLD HARMLESS AGREEMENT SHALL INCLUDE, WITHOUT LIMITATION, INDEMNITY AGAINST ALL EXPENSES, ATTORNEY'S FEES AND LIABILITIES INCURRED IN CONNECTION WITH ANY SUCH CLAIM OR PROCEEDING BROUGHT THEREON AND THE DEFENSE THEREOF WITH COUNSEL REASONABLY ACCEPTABLE TO TENANT. AT THE REQUEST OF TENANT, LANDLORD, SHALL DEFEND ANY SUCH CLAIM, OR PROCEEDING DIRECTLY ON BEHALF AND FOR THE BENEFIT OF TENANT.

10.2  THE TENANT'S RISK

          The Tenant agrees to use and occupy the Premises and to use such other portions of the Building and the Lot as Tenant is herein given the right to use at Tenant's sole risk; and Landlord shall have no responsibility or liability for any loss or damage, however caused, to furnishings, fixtures, equipment, or other personal property of Tenant or of any persons claiming by, through, or under Tenant.

10.3  INJURY CAUSED BY THIRD PARTIES

          The Tenant agrees that Landlord shall not be responsible or liable to Tenant, or to those claiming by, through, or under Tenant, for any loss or damage resulting to Tenant or those claiming by, through, or under Tenant, or its or their property, that may be occasioned by or through the acts or omissions of persons occupying any part of the Building, or for any loss or damage from the breaking, bursting, crossing, stopping, or leaking of electric cables and wires, and water, gas, sewer, or steam pipes, or like matters.

10.4  SECURITY

          Tenant agrees that, in all events, Tenant is responsible for providing security to the Premises and its own personnel.

                                     ARTICLE XI
                                     INSURANCE

11.1  TENANT'S INSURANCE OBLIGATIONS

          Tenant shall carry public liability insurance in a company or companies licensed to do business in the state in which the Premises are located and reasonably approved by Landlord. Said insurance shall be in minimum amounts reasonably required by Landlord from time to time by notice to Tenant and shall name Landlord as an additional insured, as its interests may appear, and Tenant shall provide Landlord with evidence, when requested, that such insurance is in full force and effect. Tenant shall carry property damage insurance for all of its equipment and for all leasehold improvements above the building standard which are made by Landlord or Tenant in and to the Premises, which policies shall name Landlord as an additional insured.
If required by Landlord, receipts evidencing payment for said insurance shall be delivered to Landlord at least annually by Tenant and each policy shall contain an endorsement that will prohibit its cancellation or amendment prior to the expiration of thirty (30) days after notice of such proposed cancellation or amendment to Landlord. Tenant shall carry insurance in the initial amounts listed in the Basic Data and shall provide Landlord with certificates of such Tenant Insurance Requirements on or prior to the Commencement Date.

11.2  CONSTRUCTION PERIOD INSURANCE

          At any time when demolition or construction work is being performed on or about the Premises or Building by or on behalf of Tenant, the Tenant shall keep in full force and effect the following insurance coverage in each instance with policies reasonably acceptable to Landlord, including, without limitation, the amount of any deductible thereunder:

          (1) builder's risk completed value (non-reporting form) in such form and affording such protections as required by Landlord, naming landlord and its mortgagees as additional insureds; and

          (2) workers' compensation or similar insurance in form and amounts required by law.

          Tenant shall cause a certificate or certificates of such insurance to be delivered to Landlord prior to the commencement of any work in or about the Building or the Premises, in default of which Landlord shall have the right, but not the obligation, to obtain any or all such insurance at the expense of Tenant, in addition to any other right or remedy of Landlord. The provisions of this Section 11.3 shall survive the expiration or earlier termination of this Lease.

11.3  WAIVER OF SUBROGATION

          Tenant and Landlord each hereby release the other to the extent of their respective insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties or any other casualty insured against, even if such fire or other casualty shall be brought about by the fault or negligence of Tenant, Landlord or their agents. Tenant and Landlord agree that their respective policies covering such loss or damage shall contain a clause to the effect that this release shall not affect said policies or the right of Tenant or Landlord, as the case may be, to recover thereunder and otherwise acknowledging this mutual waiver of subrogation.

                                  ARTICLE XII
                                   CASUALTY

12.1  DEFINITION OF "SUBSTANTIAL DAMAGE" AND "PARTIAL DAMAGE"

          The term "substantial damage," as used herein, shall refer to damage which is of such a character that in Landlord's reasonable, good faith estimate the same cannot, in ordinary course, be expected to be repaired within 90 calendar days from the time that such repair work would commence. Any damage which is not "substantial damage" is "partial damage."

12.2  PARTIAL DAMAGE TO THE BUILDING

           If during the Lease Term there shall be partial damage to the Building by fire or other casualty and if such damage shall materially interfere with Tenant's use of the Premises as contemplated by this Lease, Landlord shall promptly proceed to restore the Building to substantially the condition in which it was immediately prior to the occurrence of such damage.

12.3      SUBSTANTIAL DAMAGE TO THE BUILDING

          If during the Lease Term there shall be substantial damage to the Building by fire or other casualty and if such damage shall materially interfere with Tenant's use of the Premises as contemplated by this Lease, Landlord shall promptly restore the Building to the extent reasonably necessary to enable Tenant's use of the Premises, unless Landlord, within ninety (90) days after the occurrence of such damage, shall give notice to ALL OF THE TENANTS OF THE BUILDING of Landlord's election to terminate ALL TENANTS LEASES WITHIN THE BUILDING. The Landlord shall have the right to make such election in the event of substantial damage to the Building whether or not such damage materially interferes with Tenant's use of the Premises. If Landlord shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof. If Landlord has not restored the Premises to the extent required under this Section 12.3 within nine (9) months after the date of such damage or destruction, such nine-month period to be extended to the extent of any delays of the completion of such restoration due to matters beyond Landlord's reasonable control, or if the Premises shall be substantially damaged during the last nine (9) months of the Lease Term then, in either such case, Tenant may elect to terminate this Lease by giving written notice of such election to Landlord within thirty (30) days after the end of such nine-month period and before the substantial completion of such restoration. If Tenant so elects to terminate this Lease, then this Lease and the term hereof shall cease and come to an end on the date that is thirty (30) days after the date that Landlord receives Tenant's termination notice, unless on or before such date Landlord has substantially completed such restoration.

12.4      ABATEMENT OF RENT

          If during the Lease Term the Building shall be damaged by fire or casualty and if such damage shall materially interfere with Tenant's use of the Premises as contemplated by this Lease, a just proportion of the Base Rent payable by Tenant hereunder shall abate proportionately for the period in which, by reason of such damage, there is such interference with Tenant's use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant's use of the Premises, but such abatement or reduction shall end if and when Landlord shall have substantially restored the Premises or so much thereof as shall have been originally constructed by Landlord (exclusive of any of Tenant's fixtures, furnishings, equipment and the like or work performed therein by Tenant) to substantially the condition in which the Premises were prior to such damage.

12.5      MISCELLANEOUS

          In no event shall Landlord have any obligation to make any repairs or perform any restoration work under this Article XII if prevented from doing so by reason of any cause beyond its reasonable control, including, without limitation, the requirements of any applicable laws, codes, ordinances, rules, or regulations, the refusal of the holder of a mortgage or ground lease affecting the premises to make available to Landlord the net insurance proceeds attributable to such restoration, or the inadequacy of such proceeds to fund the full cost of such repairs or restoration, but reasonably promptly after Landlord ascertains the existence of any such cause, it shall either terminate this Lease or waive such condition to its restoration obligations and proceed to restore the Premises as otherwise provided herein. Further, Landlord shall not be obligated in any event to make any repairs or perform any restoration work EXCEPT FOR
DAMAGE CAUSED BY NEGLIGENCE OF LANDLORD, ITS AGENTS OR CONTRACTORS, to any alterations, additions, or improvements to the Premises performed by or for the benefit of Tenant or to any fixtures in or portions of the Premises or the Building which were constructed or installed by or for some party other than Landlord or which are not the property of Landlord.


                                  ARTICLE XIII
                                 EMINENT DOMAIN

13.1      RIGHTS OF TERMINATION FOR TAKING

          If the Premises, or such portion thereof as to render the balance (if reconstructed to the maximum extent practicable in the circumstances) physically unsuitable for Tenant's purposes, shall be taken (including a temporary taking in excess of 180 days) by condemnation or right of eminent domain or sold in lieu of condemnation, Landlord or Tenant may elect to terminate this Lease by giving notice to the other of such election not later than thirty (30) days after Tenant has been deprived of possession.

          Further, if so much of the Building (which may include the Premises) or the Lot shall be so taken, condemned or sold or shall receive any direct or consequential damage by reason of anything done pursuant to public or quasi-public authority such that continued operation of the same would, in Landlord's opinion, be uneconomical, Landlord may elect to terminate this Lease by giving notice to Tenant of such election not later than thirty (30) days after the effective date of such taking.

          Should any part of the Premises be so taken or condemned or receive such damage and should this Lease be not terminated in accordance with the foregoing provisions, Landlord shall promptly after the determination of Landlord's award on account thereof, expend so much as may be necessary of the net amount which may be awarded to Landlord in such condemnation proceedings in restoring the Premises to an architectural unit that is reasonably suitable to the uses of Tenant permitted hereunder. Should the net amount so awarded to Landlord be insufficient to cover the cost of so restoring the Premises, in the reasonable estimate of Landlord, Landlord may, but shall have no obligation to, supply the amount of such insufficiency and restore the Premises to such an architectural unit, with all reasonable diligence, or Landlord may terminate this Lease by giving notice to Tenant within a reasonable time after Landlord has determined the estimated cost of such restoration.

13.2      PAYMENT OF AWARD

          The Landlord shall have and hereby reserves and excepts, and Tenant hereby grants and assigns to Landlord, all rights to recover for damages to the Building and the Lot and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking or damage, as aforesaid. The Tenant covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for the value of any of Tenant's trade fixtures installed in the Premises by Tenant at Tenant's expense and for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable hereunder by Landlord from the taking authority.

13.3      ABATEMENT OF RENT

          In the event of any such taking of the Premises, the Base Rent or a fair and just proportion thereof, according to the nature and extent of the damage sustained, shall be suspended or abated, as appropriate and equitable in the circumstances.

13.4      MISCELLANEOUS

          In no event shall Landlord have any obligation to make any repairs under this Article XIII if prevented from doing so by reason of any cause beyond its reasonable control, including, without limitation, requirements of any applicable laws, codes, ordinances, rules, or regulations or requirements of any mortgagee. Further, Landlord shall not be obligated to make any repairs to any portions of the Premises or the Building which were constructed or installed by or for some party other than Landlord or which are not the property of Landlord, and Tenant shall be obligated to perform any repairs on and restorations to any alterations, additions, or improvements to the Premises performed by or for the benefit of Tenant.


                                 ARTICLE XIV

14.1      TENANT'S DEFAULT

          (a) EVENTS OF DEFAULT. The following shall be "Events of Default" under this Lease:

          (i) If Tenant shall fail to pay any monthly installment of Rent when due, and such default shall continue for five (5) days after written notice from Landlord; provided that no such notice shall be required if Tenant has received a similar notice within three hundred sixty-five (365) days prior to such violation or failure;

               (ii) If Tenant shall fail to timely make any other payment required under this Lease and such default shall continue for five
          (5) days after written note from Landlord; provided that no such notice shall be required if Tenant has received a similar notice within three hundred sixty-five (365) days prior to such violation or failure;

               (iii) If Tenant shall violate or fail to perform any of the other terms, conditions, covenants or agreements herein made by Tenant, if such violation or failure continues for a period of thirty
          (30) days after Landlord's written notice thereof to Tenant; provided that no such notice shall be required if Tenant has received a similar notice within three hundred sixty-five (365) days prior to such violation or failure;

               (iv) Tenant's becoming insolvent, as that term is defined in Title 11 of the United States Code, entitled Bankruptcy, 11 U.S.C. Section 101 et. seq. (the "Bankruptcy Code"), or under the insolvency laws of any State, District, Commonwealth or Territory of the United States (the "Insolvency Laws");

               (v) the appointment of a receiver or custodian for all or a substantial portion of Tenant's property or assets, or the institution of a foreclosure action upon all or a substantial portion of Tenant's real or personal property;

               (vi) the filing of a voluntary petition under the provisions of the Bankruptcy Code or Insolvency Laws;

               (vii) the filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws, which is either not dismissed within forty-five (45) days of filing, or results in the issuance of an order for relief against the debtor, whichever is earlier;

               (viii) Tenant's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors; or

               (ix) Tenant's interest in this Lease being taken on execution in any action against the Tenant.

          (b)  LANDLORD'S REMEDIES.   Should an Event of Default occur under
this Lease, Landlord may pursue any or all of the following remedies:

          (i) TERMINATION OF LEASE. Landlord may terminate this Lease by giving written notice of such termination to Tenant, or by reentry, whereupon the mailing of such notice of termination addressed to Tenant, or in the case of reentry, upon such reentry, with or without notice or demand and with process of law (forcibly if necessary), this Lease shall automatically cease and terminate and Tenant shall be immediately obligated to quit the Premises. Termination by entry or notice as provided herein shall be effective and complete upon entry or the mailing of notice, respectively, and shall require no further action on the part of Landlord including, without limitation, resort to legal process under applicable law. Any other notice to quit or notice of Landlord's intention to reenter the Premises is hereby expressly waived. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, subject, however, to the right of Landlord to recover from Tenant all Annual Rent and Additional Rent and any other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later.

          (ii) SUIT FOR POSSESSION. Landlord may proceed to recover possession of the Premises under and by virtue of the provisions of the laws of the state in which the Premises are located or by such other proceedings, including reentry and possession, as may be applicable.

          (iii) RELETTING OF PREMISES. Should this Lease be terminated before the expiration of the Tenn of this Lease by reason of Tenant's default as hereinabove provided, or if Tenant shall abandon or vacate the Premises before the expiration or termination of the Term of this Lease without having paid the full rental for the remainder of such Term, Landlord shall have the option, but not the obligation, to relet the Premises for such rent and upon such terms as are not unreasonable under the circumstances, and, if the full Annual Rent and Additional Rent reserved under this Lease, BUT IN NO EVENT MORE THAN THE ACCELERATED REMAINING RENT AND COST TO RELET (and any of the costs, expenses or damages indicated below) shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiency in rent, reasonable attorneys' fees, brokerage fees and expenses of placing the Premises in first-class rentable condition including without limitation any alterations and improvements. Landlord, in putting the Premises in good order or preparing the same for rerental may, at Landlord's option, make such alterations, repairs or replacements in the Premises as Landlord, in its sole judgment, considers advisable and necessary for the purpose of reletting the Premises, and the making of such alterations, repairs, or replacements shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or in the event that the Premises are relet, for failure to collect the rent under such reletting, and in no event shall Tenant be entitled to receive the excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder.

          (iv) ACCELERATION OF PAYMENT. If Tenant shall fail to pay any monthly installment of Rent pursuant to the terms of this Lease, within five
(5) days of the date when each such payment is due, for three (3) consecutive months, or three (3) times in any period of twelve (12) consecutive months, then Landlord may, by giving written notice to Tenant, exercise any of the following options: (A) declare the entire rent reserved under this Lease to be due and payable within ten (10) days of such notice; (B) declare the rent reserved under this Lease for the next six (6) months (or at Landlord's option for a lesser period) to be due and payable within ten (10) days of such notice; or (C) require an additional security deposit to be paid to Landlord within ten (10) days of such notice in an amount not to exceed six
          (6) months rent. Landlord may invoke any of the options provided for herein at any time during which an Event of Default remains uncured.

               (v) MONETARY DAMAGES. Any damage or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or at Landlord's option in a single proceeding deferred until the expiration of the Term of this Lease (in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of said Term) or in a single proceeding prior to either the time or relenting or the expiration of the Tenn of this Lease. In addition, should it be necessary for Landlord to employ legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all attorney's fees and court costs reasonably incurred.

               (vi) ANTICIPATORY BREACH; CUMULATIVE REMEDIES. Nothing contained herein shall prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired Term of this Lease. In the event of a breach or anticipatory breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, summary proceedings and other remedies were not provided for herein. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity, whether or not mentioned herein. Landlord's election to pursue one or more remedies, whether as set forth herein or otherwise, shall not bar Landlord from seeking any other or additional remedies at any time and in no event shall Landlord ever be deemed to have elected one or more remedies to the exclusion of any other remedy or remedies. Any and all rights and remedies that Landlord may have under this Lease, and at law and in equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease, or otherwise.

          (c) WAIVER. If, under the provisions hereof, Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition or agreement herein contained, nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition, or agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of Rent or any other sum be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or any other sum or so pursue any other remedy provided in this Lease. No reentry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease or Premises.

          (d) RIGHT OF LANDLORD TO CURE TENANT'S DEFAULT. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of the expense thereof, if made or done by Landlord, with interest thereon at the rate per annum which is TWO percent (2%) greater than the "base-lending rate" then in effect at The First National Bank of Boston, Boston, Massachusetts, or the highest rate permitted by law, whichever may be less; with it being the express intent of the parties that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such payment and interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Rent; but the making of such payment or the taking of such action by Landlord shall not operate to cure such default or to stop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

          (e) LATE PAYMENT. If Tenant fails to pay any installment of Rent WITHIN FIVE (5) DAYS AFTER WRITTEN NOTICE FROM LANDLORD THAT such installment becomes due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such installment, and, in addition, such unpaid installment shall bear interest at the rate per annum which is TWO percent (2%) greater than the "base lending rate" then in effect at The First National Bank of Boston, Boston, Massachusetts, or the highest rate permitted by law, whichever may be less; with it being the express intent of the parties that nothing herein contained shall be construed or implemented in such manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charge and interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Rent due, or if payments have been accelerated pursuant to this Article 14, due and payable immediately.

          (f) LIEN ON PERSONAL PROPERTY. LANDLORD EXPRESSLY WAIVES ITS STATUTORY OR COMMON LAW LANDLORD'S LIEN AND ANY AND ALL RIGHTS GRANTED UNDER ANY PRESENT OR FUTURE LAWS TO LEVY OR DISTRAIN FOR RENT (WHETHER IN ARREARS OR IN ADVANCE) AGAINST THE AFORESAID PROPERTY OF TENANT ON THE PREMISES AND FURTHER AGREES TO EXECUTE ANY REASONABLE INSTRUMENTS EVIDENCING SUCH WAIVER, AT ANY TIME OR TIMES HEREAFTER UPON TENANT'S REQUEST IN THE FORM OF EXHIBIT "D" ATTACHED HERETO.

                                   ARTICLE XV
                        THE LANDLORD'S ACCESS TO PREMISES

15.1      THE LANDLORD'S RIGHT OF ACCESS

          The Landlord and its agents, contractors, and employees shall have the right to enter the Premises at all reasonable hours upon reasonable advance notice AND ACCOMPANIED BY A REPRESENTATIVE OF TENANT or any time in case of emergency, for the purpose of inspecting or of making repairs or alterations, to the Premises or the Building or additions to the Building, and Landlord shall also have the right to make access available at all reasonable hours UPON REASONABLE ADVANCE NOTICE to prospective or existing mortgagees or purchasers of any part of the Building.

          For a period commencing twelve (12) months prior to the expiration of the Lease Term, Landlord may have reasonable access to the Premises at all reasonable hours UPON REASONABLE ADVANCE NOTICE for the purpose of exhibiting the same to prospective tenants.

                                    ARTICLE XVI

16.1      SUBORDINATION

          Upon the written request of Landlord, Tenant shall enter into a recordable agreement IN A COMMERCIALLY REASONABLE FORM with the holder of any present or future mortgage of the Premises, Building or Lot which shall provide that (i) this Lease shall be subordinated to such mortgage, (ii) in the event of foreclosure of said mortgage or any other action thereunder by the mortgagee, the mortgagee (and its successors in interest) and Tenant shall be directly bound to each other to perform the respective undischarged obligations of Landlord and Tenant hereunder (in the case of Landlord accruing after such foreclosure or other action and in the case of Tenant whether accruing before or after such foreclosure or other action), (iii) this Lease shall continue in full force and effect, and (iv) Tenant's rights hereunder shall not be disturbed, except as in this Lease provided. The word "mortgage" as used herein includes mortgages, deeds of trust and all similar instruments, all modifications, extensions, renewals and replacements thereof, and any and all assignments of the Landlord's interest in this Lease given as collateral security for any obligation of Landlord.

                                    ARTICLE XVII
                              MISCELLANEOUS PROVISIONS

17.1      CAPTIONS

          The captions throughout this Lease are for convenience or reference only and shall in no way be held or deemed to define, limit, explain, describe, modify, or add to the interpretation, construction, or meaning of any provision of this Lease.

17.2      NO ACCORD AND SATISFACTION

          No acceptance by Landlord of a lesser sum than the minimum and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed to be an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease or at law or in equity provided.

17.3      CUMULATIVE REMEDIES

          The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease.
In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions. Except as otherwise set forth herein, any obligations of Tenant as set forth herein (including, without limitation, rental and other monetary obligations, repair obligations and obligations to indemnify Landlord) shall survive the expiration or earlier termination of this Lease, and Tenant shall immediately reimburse Landlord for any expense incurred by Landlord in curing Tenant's failure to satisfy any such obligation (notwithstanding the fact that such cure might be effected by Landlord following the expiration or earlier termination of this Lease).

17.4      LANDLORD'S RIGHT TO CURE

          If Tenant shall at any time default in the performance of any obligation under this Lease, Landlord shall have the right, but not the obligation, to enter upon the Premises, and/or to perform such obligation, notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default.
In performing any such obligations, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord (together with interest at the Lease Interest Rate) and all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be additional rent under this Lease and shall be payable to Landlord immediately on demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

17.5      BROKERAGE

          Tenant warrants that there are no claims for broker's commission or finder's fees in connection with its execution of this Lease or the tenancy hereby created and agrees to indemnify and save Landlord harmless from any liability that may arise from such claim, including reasonable attorneys fees.

17.6      HOLDOVER

          If Tenant remains in the Premises after the termination of this Lease, by its own terms or for any other reason, such holding over shall not be deemed to create any tenancy, but Tenant shall be a tenant at sufferance only, at a daily rate equal to ONE HUNDRED FIFTY PERCENT (150%) the Rent applicable immediately prior to such termination plus the then applicable additional rent and other charges under this Lease. Tenant shall also pay to Landlord all damages, direct or indirect, sustained by Landlord by reason of any such holding over. Otherwise, such holding over shall be on the terms and conditions set forth in this Lease as far as applicable.

17.7      COUNTERPARTS

          This Lease is executed in any number of counterparts, each copy of which is identical, and any one of which shall be deemed to be complete in itself and may be introduced in evidence or used for any purpose without the production of the other copies.

17.8      CONSTRUCTION AND GRAMMATICAL USAGE

          This Lease shall be governed, construed and interpreted in accordance with the laws of THE STATE OF NEW HAMPSHIRE, and Tenant agrees to submit to the personal jurisdiction of any court (federal or state) in said STATE for any dispute, claim or proceeding arising out of or relating to this Lease. In construing this Lease, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so admits or requires. If there be more than one party tenant, the covenants of Tenant shall be the joint and several obligations of each such party and, if Tenant is a partnership, the covenants of Tenant shall be the joint and several obligations of each of the partners and the obligations of the firm.

17.9      SECURITY DEPOSIT

          Tenant has deposited with Landlord the Security Deposit as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for payment of any Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to any damage or deficiency accrued before or after summary proceedings or other reentry by Landlord, including the costs of such proceeding or reentry and further including, without limitation, reasonable attorney's fees. It is agreed that Landlord shall always have the right to apply the Security Deposit, or any part thereof, as aforesaid, WITH ADVANCE notice and without prejudice to any other remedy or remedies which Landlord may have, or Landlord may pursue any other such remedy or remedies in lieu of applying the Security Deposit or any part thereof. No interest shall be payable on the Security Deposit. If Landlord shall use, apply or retain the Security Deposit in whole or in part and the Lease continues or Tenant's occupancy continues in the Premises, Tenant shall within ten (10) days after written notice from the Landlord make such further or other deposit of monies as may be necessary to bring the balance of the deposit to $14,775.33. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Security Deposit shall be returned to Tenant within FORTY-FIVE
(45) days after the date fixed as the end of the Lease and after delivery of entire possession of the Premises to Landlord in accordance with the terms of this Lease. In the event of a sale or other transfer of the Building, or leasing of the entire Building including the Premises subject to Tenant's tenancy hereunder, Landlord shall transfer the Security Deposit then remaining to the vendee or lessee and Landlord shall thereupon be released from all liability for the return of such Security Deposit to Tenant; and Tenant agrees to look solely to the new Landlord for the return of said Security Deposit then remaining. The holder of any mortgage upon the Building or Lot shall never be responsible to Tenant for the Security Deposit or its application or return unless the Security Deposit shall actually have been received in hand by such holder. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

17.10    LANDLORD'S ENFORCEMENT EXPENSES

          Unless prohibited by applicable law, the Tenant agrees to pay to the Landlord the amount of all fees and expenses (including, without limitation, attorneys' fees and costs) incurred by the Landlord arising out of or resulting from any act or omission by the Tenant with respect to this Lease or the Premises, including without limitation, any breach by the Tenant of its obligations hereunder, irrespective of whether Landlord resorts to litigation as a result thereof.

17.11     TENANTS'S ENFORCEMENT EXPENSES

          UNLESS PROHIBITED BY APPLICABLE LAW, THE LANDLORD AGREES TO PAY TO THE TENANT THE AMOUNT OF ALL FEES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COSTS) INCURRED BY THE TENANT ARISING OUT OF OR RESULTING FROM ANY ACT OR OMISSION BY THE LANDLORD WITH RESPECT TO THIS LEASE OR THE PREMISES, INCLUDING WITHOUT LIMITATION, ANY BREACH BY THE LANDLORD OF ITS OBLIGATIONS HEREUNDER, IRRESPECTIVE OF WHETHER TENANT RESORTS TO LITIGATION AS A RESULT THEREOF.

17.12     NO SURRENDER

          The delivery of keys to any employee of Landlord or to Landlord's agents or employees shall not operate as a termination of this Lease or a surrender of the Premises.

17.13     COVENANT OF QUIET ENJOYMENT

          Subject to the terms and provisions of this Lease and on payment of the Rent, additional rent, and other sums due hereunder and compliance with all of the terms and provisions of this Lease, Tenant shall lawfully, peaceably, and quietly have, hold, occupy, and enjoy the Premises during the term hereof, without hindrance or ejection by Landlord or by any persons claiming under Landlord; the foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied.

17.14     NO PERSONAL LIABILITY OF THE LANDLORD

          It is specifically agreed that the obligations of Landlord under this Lease do not constitute personal obligations of Landlord and that Tenant shall not seek recourse against the personal assets of Landlord for satisfaction of any liability with respect to this Lease.

17.15     NOTICES

          Any notice or consent required to be given by or on behalf of either party to the other shall be in writing and shall be given by mailing such notice or consent as set forth in Article 1.2 of this Lease, addressed, if to Landlord, at the address set forth in Article 1.2 of this Lease, and, if to Tenant, at the address as set forth in Article 1.2 of this Lease, or at such other address as may be specified from time to time in writing sent to the other party by like notice.

          Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be delivered by hand or sent by registered or certified mail, postage prepaid or by so-called "express" mail (such as Federal Express or U.S. Postal Service Express Mail).

17.16     FINANCIAL INFORMATION

          IT IS HEREBY UNDERSTOOD AND AGREED THAT UPON LANDLORD'S WRITTEN REQUEST, SOLELY FOR THE REASONS SET FORTH BELOW, TENANT SHALL SUPPLY TO THE LANDLORD, FINANCIAL INFORMATION REASONABLY ACCEPTABLE TO LANDLORD;

          1.   UPON WRITTEN REASONABLE REQUEST BY LANDLORD'S LENDER.
          2. UPON WRITTEN REASONABLE REQUEST FOR PURPOSES OF FINANCING OR REFINANCING THE PREMISES.
          3.   SHOULD TENANT BE IN DEFAULT AS DEFINED IN SECTION 14.1 HEREIN.

17.17     RULES AND REGULATIONS

          The Tenant will observe and comply with the Rules and Regulations as attached hereto and made a part hereof, including revisions and additions as the Landlord may from time to time institute.


17.18     RIGHT TO MOVE

          The Landlord reserves the right to move the Tenant and if Landlord so requests, Tenant shall vacate the Premises and relinquish its right with respect to the same, provided that Landlord GIVES TENANT NOT LESS THAN NINETY (90) DAYS PRIOR WRITTEN NOTICE OF SUCH A MOVE, AND FURTHER provides to Tenant, space within the complex commonly known as Nashua Office Park, Nashua, NH 03062.

Such space shall be reasonably comparable in size, layout, finish and utility to the existing Premises, and further provided that Landlord shall, at its sole cost and expense, move the Tenant and its removable property from the Premises to such new space in such a manner as will minimize, to the greatest extent practicable, undue interference with the business or operations of Tenant. LANDLORD FURTHER AGREES TO PAY FOR ALL VERIFIED REASONABLE DIRECT AND INDIRECT COSTS AS A RESULT OF ANY SUCH RELOCATION, TO INCLUDE BUT NOT BE LIMITED TO COSTS OF RELOCATING FURNITURE, FILES AND EQUIPMENT, TELEPHONE INSTALLATION, AND THE REASONABLE COSTS OF NEW STATIONERY. Any such space shall from and after such relocation, be treated as the Premises demised under this Lease, and shall be occupied by Tenant under the same terms, provisions and conditions as are set forth in this Lease.

17.19 TENANT'S RIGHT TO EXPAND

          IN THE EVENT TENANT HAS NOT BEEN IN DEFAULT OF ANY OF THE TERMS, CONDITIONS AND COVENANTS OF THIS LEASE AND ANY AMENDMENTS MADE HERETO DURING THE TERM HEREOF, LANDLORD HEREBY AGREES TO LEASE TO TENANT AND TENANT HEREBY AGREES TO LEASE FROM LANDLORD APPROXIMATELY 1,199 SQUARE FEET OF SPACE ADJACENT TO TENANT'S EXISTING PREMISES ON THE SECOND (2ND) FLOOR OF NASHUA OFFICE PARK, ONE TARA BOULEVARD, NASHUA, NH 03062 (HEREINAFTER REFERRED TO AS THE "EXPANSION PREMISES I"). THE LANDLORD SHALL DELIVER THE EXPANSION PREMISES I TO TENANT ON OR BEFORE OCTOBER 1, 1997, PROVIDED, HOWEVER, IF LANDLORD IS UNABLE TO DELIVER THE EXPANSION PREMISES I ON OR BEFORE SUCH DATE AS A RESULT OF THE EXISTING TENANT HOLDING OVER IN THE EXPANSION PREMISES I, LANDLORD SHALL NOT BE RESPONSIBLE FOR ANY DELAY CAUSED THEREBY AND LANDLORD SHALL DILIGENTLY PURSUE ALL ITS REMEDIES UNDER THE LAW OR ITS LEASE WITH SUCH THIRD PARTY TO EVICT SUCH HOLDOVER TENANT FROM THE EXPANSION PREMISES I. NOTWITHSTANDING ANYTHING CONTAINED IN THIS LEASE TO THE CONTRARY, EFFECTIVE ON THE COMMENCEMENT DATE WITH RESPECT TO THE EXPANSION PREMISES I, THE FOLLOWING TERMS AND PROVISIONS OF THIS LEASE SHALL BE AMENDED ACCORDINGLY:

          1. THE DESCRIPTION OF TENANT'S PREMISES AS SET FORTH IN ARTICLE 2.1 HEREIN, SHALL BE AMENDED IN PART BY DELETING THE PHRASE "CONSISTING OF APPROXIMATELY 11,980 SQUARE FEET OF SPACE" AND REPLACING WITH "CONSISTING OF APPROXIMATELY 13,179 SQUARE FEET OF SPACE".

          2. THE TERM OF THE EXPANSION PREMISES I SHALL BE COTERMINOUS WITH THE TERM OF THIS LEASE AS SET FORTH IN ARTICLE 3.1 HEREIN.

          3. SAID EXPANSION PREMISES SHALL BE OFFERED TO TENANT AT THE SAME PER SQUARE FOOT RENTAL RATE THEN BEING PAID BY TENANT IN ACCORDANCE WITH ARTICLE 4.1 HEREIN.

          4. TENANT HEREBY AGREES TO ACCEPT THE EXPANSION PREMISES I IN THEIR "AS-IS" CONDITION.

EXCEPT AS PROVIDED HEREINABOVE, ALL OTHER TERMS AND PROVISIONS OF THIS LEASE SHALL APPLY TO THE EXPANSION PREMISES I AND SHALL REMAIN THE SAME WHERE APPLICABLE AND ARE HEREBY REAFFIRMED.

17.20     TENANT'S OPTION TO EXPAND

          IN THE EVENT TENANT HAS NOT BEEN IN DEFAULT OF ANY OF THE TERMS, CONDITIONS AND COVENANTS OF THIS LEASE AND ANY AMENDMENTS MADE HERETO DURING THE TERM HEREOF, TENANT SHALL HAVE THE RIGHT, TO LEASE ADDITIONAL SPACE FROM THE LANDLORD WITHIN NASHUA OFFICE PARK, ONE TARA BOULEVARD, NASHUA, NH 03062, SUBJECT TO AVAILABILITY AND FURTHER SUBJECT, BUT NOT LIMITED TO, THE FOLLOWING TERMS AND CONDITIONS:

          1. TENANT'S ADDITIONAL SPACE REQUIREMENT MUST BE APPROXIMATELY 1,336 SQUARE FEET ON THE SECOND (2ND) FLOOR OF SAID BUILDING (HEREINAFTER REFERRED TO AS THE `EXPANSION PREMISES II').

          2. TENANT MUST NOTIFY LANDLORD IN WRITING OF ITS ADDITIONAL SPACE REQUIREMENTS NO LESS THAN NINETY (90) DAYS PRIOR TO THE DATE TENANT DESIRES SUCH EXPANSION PREMISES II.

          3. TENANT MUST OCCUPY SAID EXPANSION PREMISES II AND THE PREMISES DEMISED HEREUNDER FOR A TERM WHICH SHALL BE COTERMINOUS WITH THE EXISTING LEASE, BUT IN NO EVENT LESS THAN THREE (3) YEARS.

          4. RENT FOR SAID EXPANSION SPACE II SHALL BE AT THE THEN CURRENT MARKET RENT RATE.

IT IS HEREBY AGREED BETWEEN THE PARTIES THAT IMMEDIATELY FOLLOWING LANDLORD'S RECEIPT OF TENANT'S NOTICE INDICATING ITS DESIRE TO LEASE EXPANSION PREMISES II LANDLORD AND LESSEE SHALL ENTER INTO A MUTUALLY ACCEPTABLE AMENDMENT TO THE SETTINCY FORTH THE TERMS AND PROVISIONS SET FORTH HEREINABOVE.

17.21     WHEN LEASE BECOMES BINDING

          Employees or agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith.
 The submission of this Lease for examination and negotiation does not constitute an offer to lease, a reservation of, or option for the Premises and shall vest no right in any party. Tenant or anyone claiming under or through Tenant shall have the rights to the Premises as set forth herein and this Lease becomes effective as a Lease only upon execution, acknowledgement and delivery thereof by Landlord and Tenant, regardless of any written or verbal representation of any agent, manager or employee of Landlord to the contrary.

17.22     MISCELLANEOUS

          Each party hereto has reviewed and revised (or requested revisions of) this Lease, and therefore any usual rules of construction requiring that ambiguities are to be resolved against a particular party shall not be applicable in the construction and interpretation of this Lease or any Exhibits hereto.

17.23     ENTIRE AGREEMENT

          This Lease and the exhibits and any rider attached hereto, set forth all the covenants, promises, agreements conditions, representations and understandings between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions, representations or understandings, either oral or written between them other than those herein set forth and this Lease expressly supersedes any proposals or other written documents relating hereto. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord and Tenant unless reduced to writing and signed by them. Tenant agrees that Landlord and its agents have made no representations or promises with respect to the Premises, or the Building of which the Premises are a part, or the Lot, except as herein expressly set forth.

          IN WITNESS OF, the parties hereto have executed this instrument under s@ as of the date set forth in Section 1.2, above.


LANDLORD:                           Thomas J. Flatley d/b/a The Flatley Company

                                    /s/ Thomas J. Flatley
                                    -------------------------------------------
                                    By:  Thomas J. Flatley
                                    Its: President

TENANT:                             Puma Technology, Inc

                                    /s/ M. Bruce Nakao
                                    -------------------------------------------
                                    By:  M. Bruce Nakao
                                    Its: Sr VP, CFO

                               RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors and halls shall not be obstructed or encumbered by any Tenant, nor shall they be used for any purpose other than ingress and egress to and from the Premises. Landlord shall keep the sidewalks and curbs directly in front of said Premises, clean and free from ice and snow.

2. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the Landlord. No curtains, blinds, shades or screens shall be attached to, hung in, or used in connection with, any window or door of the Premises, without the prior written consent of the Landlord. Any such awnings, projections, curtains, blinds, shades, screens or other fixtures used by Tenant (if given the prior written consent of the Landlord for such use), shall be of a quality, type, design and color, attached in a manner approved by the Landlord.

3. A building directory will be maintained in the main lobby of the building at the expense of the Landlord and the number of such listings shall be at the sole discretion of the Landlord. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside or inside of the Premises or building, without the prior written consent of the Landlord. In the event of violation of the foregoing by any Tenant, Landlord may remove same without any liability and may charge the expense incurred by such removal to any Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant, at Tenant's expense and shall be of a size, color and style acceptable to the Landlord.

4. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the building shall not be covered or obstructed by any Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

5. No show cases or other articles shall be put in front of, or affixed to any part of the exterior of the building, nor placed in the halls, corridors, vestibules or fire escapes, without the prior written consent of the Landlord.

6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuses of the fixtures shall be done by the Tenant who, or whose servants, employees, agents, visitors, or licensees, shall have caused same.

7. No Tenant shall mark, paint, drill into, or in any way deface any part of the Premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as the Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

8. No bicycles, vehicles or animals of any kind shall be brought in or kept about the Premises, and no cooking shall be done or permitted by Tenant on said Premises. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

9. No space in the building, except as provided in individual Leases, shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

10. No Tenant shall make, or permit to be made, any unsettling or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises' or those having business with them, whether by the use of any musical instrument, radio, talking machine, unusual noise, whistling, singing, or in any other way. No Tenant shall throw anything out of doors, windows, skylights or down the passageways.

11. No Tenant, nor any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical and substance.

12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each Tenant must, upon the termination of his tenancy, return to the Landlord, all keys for stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys so furnished, such Tenant shall pay the Landlord the cost thereof.

13. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Landlord or its agents may determine from time to time. The Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building, all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

14. No Tenant shall occupy or permit any portion of the Premises leased to him to be occupied for the possession, storage, manufacture or sale of liquor, narcotics or as a barber or manicure shop.

15. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising. Tenant shall not use the name of the building or its owner in any advertising without the express written consent of the Landlord.

16. No Tenant shall install or permit the installation or use of any machines dispensing goods for sale, including without limitation, foods, beverages, cigarettes or cigars. No food or beverage shall be carried in the public halls and elevators of the buildings, except in closed containers.

17. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

18. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same by notifying the Landlord. Landlord reserves the right to inspect any parcel or package being removed from the building by Tenant, its employees, representatives and business invitees.

19. There shall not be used in any space or in the public halls of any building, either by a Tenant or by jobbers or others in the delivery of or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

                                     EXHIBIT A


                                     Floor Plan

                                     EXHIBIT B

LANDLORD shall construct TENANT Premises in accordance with a mutually agreed upon floor plan.

                                    EXHIBIT B-1
                                    CONSTRUCTION

Attached to and made part of Lease dated as of _________________, 1997.

Between
Thomas J. Flatley d/b/a The Flatley Company and
Puma Technology, Inc.

A. SUBSTANTIAL COMPLETION. For the purposes hereof, the Landlord's Work shall be deemed to be Substantially Complete on the date that (i) Landlord's Work, as defined in Paragraph B hereof, has been completed in a good and workmanlike manner except for minor items of work and adjustment of equipment and fixtures which can be completed within thirty (30) days after Landlord's receipt of a punch list from the Tenant, without causing unreasonable interference with Tenant's use of the Premises (i.e., so-called "punch list" items) which "punch list" items (a) shall be designated by Tenant and/or Tenant's Representative, in conjunction with Landlord's architect and/or Landlord's Representative, and (b) Landlord shall complete within thirty (30) days (except for any "Long Lead Time Items" as developed between Landlord's Representative and Tenant's Representative as attached hereto); and (ii) Tenant has received a Certificate of Occupancy (permanent or temporary) from the City of Nashua in connection with Landlord's Work. In the event a temporary Certificate of Occupancy is issued, Landlord agrees to diligently proceed to obtain a permanent Certificate of Occupancy. If Landlord fails to (i) complete the punch list items within thirty
(30) days following receipt of the punch list from the Tenant or (ii) obtain a permanent Certificate of Occupancy within ninety (90) days, Tenant shall have the right, but not the obligation, to complete such work at Landlord's cost and expense, and Tenant may deduct from Base Rent the cost thereof if Landlord does not reimburse Tenant on demand therefor.

B. LANDLORD'S WORK. Notwithstanding the foregoing, for the purposes of determining Substantial Completion, "Landlord's Work" shall be defined as all work shown on the Final Plans, as defined in Paragraph D hereof, but shall not include telephone data, furniture, fixtures, and equipment ("FF &E"), special work (i.e., Long Lead Time Items) and any items of work which are delayed by changes made by Tenant to the Final Plans, or Tenant's physical move. Landlord's Work shall be performed in a good and workmanlike manner, in compliance with all applicable laws and regulations and in accordance with the Final Plans.

C. PAYMENT FOR WORK. Tenant shall pay for the cost of Landlord's Work (as set forth below) and shall contribute to the cost of the Landlord's Work, including, the construction work and materials, all permit fees, all architectural, engineering, and Landlord's general contractor's fees and general conditions which shall be 10% of the total construction costs; Tenant shall pay 50% of the estimated construction costs upon Lease execution and the balance upon substantial completion of Landlord's Work.

If (A) Tenant makes any changes after the Tenant's Plans have been approved by Landlord and Tenant, and (B) the net cost of Landlord's Work will be increased thereby, then Tenant shall pay to Landlord within ten (10) days of Substantial Completion the amount by which the net increase in the cost of Landlord's Work resulting from all of the applicable changes. All change orders (which shall include Landlord's general contractor's fee of 10% of the total construction costs (unless such change order extends the time for substantial completion of Landlord's Work in which event the fee shall be 10% of the work so extending the substantial completion date) shall be agreed upon in writing by Landlord and Tenant's Representative prior to the commencement of any work in accordance with standard Bulletin Proposal format, a copy of the form of which is attached hereto as Exhibit B-2.

All payments to Landlord's contractor shall be made via AIA Requisition form which shall be executed by the Landlord's Representative prior to payment to such contractors. All subcontractors shall provide releases of liens as condition to payment of monthly requisitions. Each requisition shall contain customary trade payment breakdown and backup for each trade for the prior month's work.

D. PLAN PREPARATION AND APPROVAL. Landlord shall prepare a full and complete set of biddable working plans and specifications ("Tenant's Plans") in accordance with the following schedule:.

1. Submission of all plans for construction shall satisfy the permitting process with the City of Nashua Building Department and shall be available on or before May 15, 1997. Landlord shall be responsible for obtaining all construction permits and approvals in connection with Landlord's Work.

2. In or within ten (10) days of completion of the design development drawings, but in no event later than May 15, 1997, Landlord shall provide Tenant with a detailed cost estimate by trade breaking out all costs and expenses associated with Landlord's Work.

3. Response (i.e. approval or disapproval of Tenant's Plans) by Tenant to the Tenant's Plans shall be on or before the fifth (5th) business day after Landlord submits to Tenant all of Tenant's Plans (or revised plans). Landlord agrees to promptly commence, and thereafter diligently and continuously proceed, to complete and deliver to Tenant, Tenant's Plans, and Landlord and Tenant agree that upon delivery of Tenant's Plans to Tenant, each shall proceed with reasonable diligence and continuity to complete the process of finalizing and approving Tenant's Plans with the intent of the parties completing the process by May 15, 1997 or earlier. Landlord shall use best efforts to supply progress prints of the Tenant's Plans to Tenant from time to time during plan preparation.

4. Upon approval of Tenant's Plans by Landlord and Tenant, such plans are referred to herein as the "Final Plans". Landlord shall submit the Final Plans to at least three (3) qualified subcontractors.

     Landlord and Tenant shall jointly review and evaluate the bids to determine which bids, if any, conform to the requirements of this Section, and which appear to be bona fide, responsible and free of apparent error. In the event that both Landlord and Tenant approve any such bids, Landlord shall enter into a contract or contracts with the lowest qualified bidder(s) promptly thereafter. Landlord agrees to consult with and make a diligent, good faith effort to include Tenant in all aspects of the bidding process. Tenant and Tenant's Representative shall be notified of and entitled to attend all progress and status meetings relating to Landlord's Work. Tenant shall also have the right to inspect and review the plans and specifications of the base building and systems relating thereto to ensure the capacity and quality thereof.

5. Landlord shall submit to Tenant a detailed budget by trade breaking out all costs associated with Landlord's Work. On or before the fifth (5th) business day after Landlord's submission to Tenant of the cost of Landlord's Work (including appropriate back-up by trade), Tenant shall either (i) agree upon the price for Landlord's Work and the estimated amount to be paid by Tenant to Landlord, if any, for the cost of Landlord's Work in excess of the Construction Allowance (subject to adjustment based on change orders), and authorize Landlord to commence Landlord's Work, or (ii) Tenant shall have the right to revise the Tenant's Plans and have Landlord work in conjunction with Tenant towards value engineering. Time is of the essence in connection with the authorization to Landlord to proceed with construction.

E. PERFORMANCE OF WORK. Landlord agrees to use best efforts to complete Landlord's Work in accordance with the schedule of certain dates attached hereto as Exhibit B-3, including, without limitation, the dates of (i) delivery to Tenant of Tenant's Plans and portions thereof, (ii) approval by Tenant of Tenant's Plans and portions thereof, (iii) commencement of construction, (iv) anticipated date of Substantial Completion of Landlord's Work and delivery to Tenant. The actual date of Substantial Completion of the Premises is defined as a "Rent Commencement Date".

     If Tenant (i) fails or omits to supply additional information relating to Landlord's Work which may be requested after Tenant's authorization to Landlord to proceed with construction, or materially interferes with the performance of Landlord's Work in the exercise of its rights pursuant to Paragraph F hereof, and any of the foregoing failures continues for three (3) business days after written notice from Landlord to Tenant, or (E) changes the scope of Landlord's Work or requests change orders which because of the process for approval therefor or the additional time to perform the work or obtain the materials delay the performance of Landlord's Work and Landlord gives Tenant written notice of such delay ( (i) and (ii) collectively, "Tenant Delays"), then the Rent Commencement Date shall be deemed to have occurred as of the date the Premises would have been Substantially Completed in accordance with Paragraphs A & B hereof, but for such Tenant Delays the Premises are not, in fact, ready for Tenant's occupancy. Landlord agrees to use reasonable efforts to accelerate construction or reschedule certain portions of the Landlord's Work to make up for lost time due to any delays, provided that Landlord shall not be required to incur additional costs as a result thereof and any overtime costs incurred by Landlord as a result of accelerating construction due to Tenant Delays shall be Tenant change orders.

If Landlord does not Substantially Complete Landlord's Work to the Premises in accordance with Paragraphs A and B hereof by the Required Delivery Date (as same may have been adjusted as a result of Tenant Delays) then from the Required Delivery Date (as same may have been adjusted as a result of Tenant Delays) until the date of which Landlord's Work is Substantially Complete, Tenant shall not be obligated to pay Base Rent, but such obligation shall commence on the date of which Landlord's Work is Substantially Complete. If Landlord does not Substantially Complete the Premises in accordance with Paragraphs A and B hereof on or before the Required Delivery Date (as same may have been adjusted as a result of Tenant Delays) (the "Penalty Date"), then from the Penalty Date until the date on which Landlord's Work is Substantially Complete, Tenant shall be entitled to a credit towards the Base Rent under this Lease in the amount of two days of Base Rent for each day from the Penalty Date until the date on which Landlord's Work is Substantially Complete.

F. TENANT'S WORK. Tenant shall have the right to contract with cabling and wiring contractors to install cable and wiring, furniture contractor and other specialty trades, provided Tenant's contractors shall cooperate and coordinate their work with the general contractor for Landlord's Work (which schedule shall be as set by said general contractor), and shall comply with reasonable, non-discriminatory rules and regulations, in an "open-shop" capacity. All Tenant contractors shall be subject to the supervision and authority of Landlord's job superintendent.

G. TENANT'S CONTRACTORS. In the event that Tenant engages any separate contractors in the performance of Tenant's Work, Tenant and Tenant's contractors and Landlord and Landlord's contractors shall cooperate in all ways with each other to avoid any delay to the work being performed by each party or any damages which might occur to any work or materials to be installed in the Premises or conflict in any other way with the performance of such work. Tenant and its agents, contractors, and employees shall have the right to enter the Premises at all reasonable hours for the purpose of performing Tenant's Work.

H. ACCEPTANCE OF WORK. Tenant shall be conclusively deemed to have agreed that Landlord has performed all of its obligations under this Exhibit B-1 unless not later than sixty (60) days after the Rent Commencement Date, Tenant shall give Landlord written notice specifying the respects in which Landlord has not performed any such obligation. Notwithstanding the foregoing, Landlord guarantees that Landlord's Work shall be free from defects for a period of twelve (12) months from the Rent Commencement Date.

I. RIGHTS AND REMEDIES. Landlord shall have the same rights and remedies which Landlord has upon the nonpayment of Base Rent and Additional Rent for nonpayment of the cost of Landlord's Work in excess of the Construction Allowance pursuant to the provisions herein.

                                   EXHIBIT C

                        TERM COMMENCEMENT DATE AGREEMENT



To be attached to and made a part of that certain Lease Agreement dated April ___________, 1997 by and between Thomas J. Flatley d/b/a The Flatley Company as LANDLORD, and Puma Technology, Inc., as TENANT.

Relative to the Premises located on the second floor first (1st) and second
(2nd) floors of Nashua Office Park and more specifically referred to in the above-mentioned Lease, our records indicate the following pertinent information with regard to same:


     Occupancy Date:

     Term Commencement Date:

     Actual Term Dates:

     Rent Commencement Date:


If you concur with the above, please acknowledge by signature below, retaining one (1) copy of this Agreement for your files and returning the other to my attention, at your earliest possible convenience.

PAGE TWO
TERM COMMENCEMENT DATE AGREEMENT



Should this Term Commencement Date Agreement not be executed and returned to LANDLORD within thirty (30) days of its receipt by TENANT, said dates as specified herein shall hereby be deemed assented to by the TENANT.

Sincerely yours,




Lease Administration
COMMERCIAL/INDUSTRIAL DIVISIONS




cc:

CERTIFIED MAIL - RETURN RECEIPT REQUESTED
P


    The foregoing is hereby acknowledged and agreed.




WITNESS                             TENANT: Puma Technology, Inc.

                                    /s/ M. Bruce Nakao
------------------------------      -------------------------------
                                    By: M. Bruce Nakao
                                        Sr. VP, CFO

                                        Duly Authorized

                                   EXHIBIT D

                               LANDLORD'S WAIVER


To induce ______________________, a lender having its principal place of business at ______________________ (the "Lender"), to enter into certain
financial transactions with ____________, a             corporation having its
principal place of business at _________________ ("Borrower"), including but not limited to a certain transaction dated __________________, and in consideration thereof, Thomas J. Flatley d/b/a The Flatley Company ("Landlord"), who by indenture dated ________________ has leased to Borrower a portion of the premises known as _____________________, consisting of approximately ________ square feet (the "Premises") hereby represents, warrants, covenants and agrees to and with the Borrower, the Bank and each of them, as follows:

The Landlord hereby subordinates, waives, releases and relinquishes to said Lender, its successors or assigns, all right, title and interest, if any, which the Landlord may otherwise claim in and to all property (collateral) which is the subject of the Security Agreement dated _____________________, between the Borrower and the Lender, including substitutions, accessions, replacements and after-acquired collateral. A description of the collateral secured by the Security Agreement is attached hereto as Exhibit "A".

The Landlord consents to the continued location of all collateral on the Premises and hereby authorizes and empowers the Bank, its agents, attorneys, employees, successors and assigns, to enter upon the Premises and to remove the collateral provided that (1) the Lender gives Landlord prior written notice of Borrower's default; (2) the Lender gives Landlord a ten (10) day prior written notice before entering the Premises to recover the collateral and (3) the Lender agrees to restore the demised Premises to their original condition, reasonable wear and tear excepted.

Landlord further agrees that the Lender may, by giving simultaneous written notice to the Landlord of the Lender's intention to take occupancy, maintain sole, exclusive use and occupation of the Premises for such reasonable time as may be necessary to remove the collateral from the Premises, provided that such reasonable period of time shall not exceed thirty (30) days; and the Lender shall pay to Landlord that Rent then being paid by Borrower for its use and occupancy of the Premises. It is clearly understood and agreed that in no event will a foreclosure sale take place within the Premises.

THAT CERTAIN LEASE BY AND BETWEEN THOMAS J. FLATLEY d/b/a THE FLATLEY COMPANY
AND                   , A                    CORPORATION, DOES NOT CONSTITUTE
COLLATERAL OF SECURED PARTIES.

This Waiver and Assent shall be binding upon Landlord and Landlord's successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

IN WITNESS WHEREOF, Landlord and the Lender have executed this Waiver and
Assent this     day of              , 1997.

WITNESSETH:                            THOMAS J. FLATLEY
                                       d/b/a THE FLATLEY CONTANY



---------------------------------      --------------------------------------
                                       By:  Thomas J. Flatley
                                       Its: President



WITNESSETH:




---------------------------------      --------------------------------------
                                       By:
                                       Its:

                           COMMONWEALTH OF MASSACHUSETTS

Norfolk, ss.

     Then personally appeared before me the above named Thomas J. Flatley, as President, and acknowledged the foregoing to be his free act and deed, on behalf
of THOMAS J. FLATLEY d/b/a THE FLATLEY COMPANY before me, this         day
of          , 1997.



                                   ------------------------
                                   Notary Public
                                   My Commission Expires:



                           COMMONWEALTH OF MASSACHUSETTS

     , ss.

     Then personally appeared before me the above named                   , as
                   and
acknowledged the foregoing to be      free act and deed, on behalf of __________
____, before me, this       day of              , 1997.




                                   ------------------------
                                   Notary Public
                                   My Commission Expires:

                                    EXHIBIT "A"

                                TO LANDLORD'S WAIVER



     Notwithstanding anything contained herein to the contrary, it is hereby understood and agreed, that certain Lease by and between Thomas J. Flatley d/b/a The Flatley Company and _______________________________, a
_________________________________Corporation, does not constitute Collateral of secured parties.

                                    CALIFORNIA

                                    ALL-PURPOSE

                                  ACKNOWLEDGEMENT


STATE OF CALIFORNIA          )

COUNTY OF  Santa Clara       )
          -----------------

On May 14, 1997 before me,               Valerie Bliesener
   ------------          -----------------------------------------------------,
      DATE              NAME, TITLE OF OFFICER - E.G., "JANE DOE, NOTARY PUBLIC"

personally appeared,               Masami Bruce Nakao
                     ----------------------------------------------------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



WITNESS my hand and official seal.

                                                        [STAMP]
        Valerie Bliesener
----------------------------------     (SEAL)
     NOTARY PUBLIC SIGNATURE




                                OPTIONAL INFORMATION

TITLE OR TYPE OF DOCUMENT    Standard form of Commercial Lease
                         -----------------------------------------------------
DATE OF DOCUMENT      05-08-97              NUMBER OF PAGES
                ---------------------------                -------------------
SIGNER(S) OTHER THAN NAMED ABOVE
                                ----------------------------------------------

                             FIRST AMENDMENT TO LEASE

     This Agreement made this 7th day of May, 1998, by and between Thomas J. Flatley d/b/a The Flatley Company (hereinafter referred to as LANDLORD), and Puma Technology, Inc. (hereinafter referred to as TENANT),

                                    WITNESSETH:

     WHEREAS, by a certain Lease Agreement dated May 23, 1997, as amended by a Supplemental Agreement dated November 19, 1997 (hereinafter referred to as the "Lease"), LANDLORD leased to TENANT certain premises located at Nashua Office Park, One Tara Boulevard, Nashua, NH 03062, consisting of approximately 13,179 square feet of space, more particularly described therein as ("Premises"), and,

     TENANT wishes to lease from LANDLORD, and LANDLORD wishes to lease to TENANT an additional 1,336 square feet of space (hereinafter referred to as "Expansion Premises II") located on the second (2nd) floor of Nashua Office Park, One Tara Boulevard, Nashua, NH 03062, as outlined on Exhibit "A-1" attached hereto and made a part hereof;

     LANDLORD and TENANT desire to amend the Lease to reflect this and certain additional changes which have been agreed to by the parties and all changes as set forth below shall become effective on the First Amendment to Lease Commencement Date (as hereinafter defined).

NOW, THEREFORE, for more valuable consideration, the receipt of which is hereby acknowledged each to the other, the above-named parties do hereby agree to amend said Lease as follows:

1. Effective upon the First Amendment to Lease Commencement Date, the description of TENANT'S Premises as set forth in Section 2.1 of the Lease, namely Location of Premises, shall be amended, in part, as follows:

          ... Suite Number 1104 on the first (lst) floor and Suite No. 2200 on the second (2nd) floor of Nashua Office Park, One Tara Boulevard, Nashua, NH 03062, consisting of approximately 14,515 square feet of space ...

2. The term of this First Amendment to Lease shall commence on the First Amendment to Lease Commencement Date (defined below), and shall be coterminous with the existing Lease Agreement, and therefore shall terminate June 30, 2002.

     The First Amendment to Lease Commencement Date shall be February 15,
     1998.

     Notwithstanding the foregoing, if TENANT'S personnel shall occupy all or any part of the Expansion Premises II for the conduct of its business prior to the First Amendment to Lease Commencement Date as determined pursuant to the preceding paragraph, such date of occupancy shall, for all intents and purposes of this First Amendment to Lease, be the First Amendment to Lease Commencement Date.

LANDLORD and TENANT agree to execute a Supplemental Agreement setting forth the actual Occupancy and Term Dates, once the same have been established.

3.   Effective upon the First Amendment to Lease Commencement Date, the
     TENANT agrees to pay to LANDLORD, without deduction or offset, rent FOR THE EXPANSION PREMISES II ONLY, at the rate of NINETEEN THOUSAND SEVEN HUNDRED SEVENTY-TWO AND 80/100 ($19,772.80) DOLLARS annually, payable in advance, on the first day of each month, in equal monthly installments of ONE THOUSAND SIX HUNDRED FORTY-SEVEN AND 73/100 ($1,647.73) DOLLARS for the period commencing on the First Amendment to Lease Commencement Date and continuing through and including June 30, 1999, and at that rate for any fraction of a month; and

     TWENTY-ONE THOUSAND ONE HUNDRED EIGHT AND 80/100 ($21,108.80) DOLLARS annually, payable in advance, on the first day of each month, in equal monthly installments of ONE THOUSAND SEVEN HUNDRED FIFTY-NINE AND 07/100 ($1,759.07) DOLLARS for the period commencing July 1, 1999 and continuing through and including June 30, 2001, and at that rate for any fraction of a month; and

     TWENTY-ONE THOUSAND SEVEN HUNDRED SEVENTY-SIX AND 80/100 ($21,776.80) DOLLARS annually, payable in advance, on the first day of each month, in equal monthly installments of ONE THOUSAND EIGHT HUNDRED FOURTEEN AND 73/100 ($1,814.73) DOLLARS for the period commencing July 1, 2001 and continuing through and including June 30, 2002, and at that rate for any fraction of a month of the term.

4. CONSTRUCTION COST. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IT IS HEREBY UNDERSTOOD AND AGREED THAT LANDLORD HEREBY AGREES TO PERFORM THE CONSTRUCTION AS DESCRIBED ON EXHIBIT "B-1", ATTACHED HERETO AND MADE A PART HEREOF. TENANT HEREBY AGREES TO REIMBURSE LANDLORD FOR THE TOTAL CONSTRUCTION COST, NAMELY TWENTY-TWO THOUSAND THREE HUNDRED SEVENTY NINE AND 23/100 ($22,379.23) DOLLARS, (HEREINAFTER REFERRED TO AS THE "TOTAL CONTRIBUTION") . LANDLORD IS IN RECEIPT OF ONE-HALF (1/2) OF THE TOTAL CONTRIBUTION, NAMELY ELEVEN THOUSAND ONE HUNDRED EIGHTY-NINE AND 62/100 ($11,189.62) DOLLARS. THE BALANCE OF THE TOTAL CONTRIBUTION, NAMELY ELEVEN THOUSAND ONE HUNDRED EIGHTY-NINE AND 61/100 ($11,189.61) DOLLARS SHALL BE REMITTED BY TENANT TO LANDLORD UPON SUBSTANTIAL COMPLETION OF LANDLORD IS WORK TO THE PREMISES. LANDLORD'S WORK SHALL BE DEEMED SUBSTANTIALLY COMPLETED WHEN THE EXPANSION PREMISES II IS READY FOR OCCUPANCY EXCEPT FOR ITEMS OF WORK (AND, IF APPLICABLE, ADJUSTMENTS AND FIXTURES) WHICH CAN BE COMPLETED AFTER OCCUPANCY HAS BEEN TAKEN, WITHOUT CAUSING UNDUE INTERFERENCE WITH TENANT'S USE OF THE EXPANSION PREMISES II (I.E., SO-CALLED "PUNCH LIST" ITEMS) AND TENANT HAS GIVEN NOTICE THEREOF. LANDLORD SHALL COMPLETE AS SOON AS CONDITIONS PERMIT, ALL "PUNCH LIST" ITEMS AND TENANT SHALL AFFORD LANDLORD ACCESS TO THE EXPANSION PREMISES II FOR SUCH PURPOSES.

5. Except where this First Amendment to Lease specifically changes same, all other terms, conditions and covenants of the Lease shall apply to the Expansion Premises II and shall remain the same, where applicable, and are hereby reaffirmed.

6. The submission of this document for examination and negotiation does not constitute an offer, and this document shall become effective and binding only upon the execution and delivery thereof by both
     LANDLORD and TENANT, regardless of any written or verbal representation of any agent, manager or other employee of LANDLORD to the contrary. All negotiations, consideration, representations and understandings between LANDLORD and TENANT are incorporated herein and the Lease and this First Amendment to Lease expressly supersede any proposals or other written documents relating hereto. The Lease and this First Amendment to Lease may be modified or altered only by written agreement between LANDLORD and TENANT, and no act or omission of any employee or agent of LANDLORD shall alter, change or modify any of the provisions thereof.

     IN WITNESS WHEREOF, the parties hereto have signed and sealed this instrument on the day and year first above written.

                             LANDLORD   Thomas J. Flatley d/b/a
                                        The Flatley Company


/s/ Sara Capaccioli                   /s/  Thomas J. Flatley
---------------------------           ----------------------------
WITNESS                               By   Thomas J. Flatley
                                      Its President



                             TENANT   Puma Technology, Inc.

/s/ Wendy Peter                       /s/ M. Bruce Nakao
---------------------------           ----------------------------
WITNESS                               By
                                      Its

                                       Duly Authorized

COMMONWEALTH OF MASSACHUSETTS  )
                               )        SS.
COUNTY OF NORFOLK              )

                                                                    May 7, 1998.

     Then personally appeared Thomas J. Flatley to me known to be the individual who acknowledged himself to be the President of The Flatley Company, LANDLORD, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.
     IN WITNESS WHEREOF, I hereunto set my hand and official seal at Norfolk County, Braintree, Massachusetts, this 7th day of May, 1998.



                                /s/ Jennifer Pacino
                                ---------------------------
                                Notary Public
                                My commission expires:


STATE OF
        ---------------------  )               [SEAL]
COUNTY OF                      )  SS.
         --------------------  )



                                                        , 19   .
                                          --------------    ---

     Then personally appeared                                       to me
known to be the individual who acknowledged himself to be the of Puma Technology, Inc., TENANT, and that he, as such, being authorized to do so, executed the foregoing instrument and acknowledged the execution thereof to be his free act and deed for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal at _________ County, __________, _____________, this ____ day of _________________, 19__.


                                       -------------------------------
                                       Notary Public
                                       my commission expires:

                                EXHIBIT "A-1"
                     Floor Plan - Expansion Premises II

                                EXHIBIT "B-1"

                  LANDLORD'S Work - Expansion Premises II


LANDLORD shall construct TENANT'S Expansion Premises II in accordance with a mutually agreed upon floor plan.